                                                                    Exhibit 4.17

[LOGO] KCR                                                  [CHINESE CHARACTERS]
[CHINESE CHARACTERS]                          Kowloon-Canton Railway Corporation

                                         [CHINESE CHARACTERS] West Rail Division


Comm Ref: WR1CRN2001-0151814                                        20 July 2001

                                                                         BY HAND

Siemens Limited
58/F, Central Plaza,
18 Harbour Road,
Wanchai,
Hong Kong.


Attn: Mr. Wilhelm Gattinger


Dear Sir,

Subject:  CONTRACT NO. DB-2040
          LIGHT RAIL SIGNALLING
          LETTER OF ACCEPTANCE

1. I am pleased to inform you that Tender B submitted by you on 8 June 2001, as modified by the Letter of Clarification referred to in Paragraph 2 below, with a Tender Total of _____________________________________________
     ___________________________________________________________________________
     _______________ is hereby accepted.

2. The Letter of Clarification dated 12 July 2001, a copy of which is attached, shall form part of this Letter of Acceptance and part of the Contract, and the provisions of this Letter of Acceptance and the Letter of Clarification shall prevail over any provision contained in any other document forming part of the Contract which is inconsistent with, or creates any ambiguity with, this Letter of Acceptance and the attached Letter of Clarification.

3. The Contractor's Bond and Off-shore Manufacturing Bonds to be provided by you in accordance with Clause 14 of the General Conditions of Contract, in the form contained in Schedule 5 and 8 to the General Conditions of Contract respectively, shall be obtained from the Commerzbank AG Hong Kong Branch or other bank or financial institution as accepted by the Corporation.

                                                                 [LOGO]   [LOGO]


[CHINESE CHARACTERS]
7/F, Citylink Plaza, Sha Tin, N.T., Hong Kong
Telephone:(852) 2684 8300 Facsimile: (852) 2601 5287

4. A Parent Company Guarantee and a Parent Company Undertaking in the forms contained in Schedule 6 and 7 respectively to the General Conditions of Contract, to be provided by you in accordance with Clause 14.1(b) of the General Conditions of Contract, shall be provided by Siemens Aktiengesellschaft of Wittelsbacherplatz 2, D-80333 Munchen, Federal Republic of Germany.

5.   The Date for Commencement of the Works shall be 30 July 2001.

6. The Engineer for the purposes of the Contract shall be Mr. John Blackwood of Atkins China Limited.

7. I would be grateful if you could confirm your acceptance of all matters referred to in this Letter of Acceptance by signing the attached copy of this letter and returning it to this office.


Yours faithfully,

/s/ Ian M. Thoms                      /s/ [SIGNATURE]
---------------------------------     -------------------------------------
Ian M. Thoms                          Agreed and accepted by
Director, West Rail                   President & CEO
For and on behalf of                  Wilhelm Gattinger
The Kowloon-Canton Railway            For and on behalf of
Corporation                           Siemens Limited

                                     [LOGO]
                                       KCR

                              [CHINESE CHARACTERS]

                       KOWLOON-CANTON RAILWAY CORPORATION
                                    WEST RAIL


                              CONTRACT NO. DB-2040

                              LIGHT RAIL SIGNALLING




                         GENERAL CONDITIONS OF CONTRACT



Rev.[0] : 23 February 2001                                  Contract No. DB-2040

                       KOWLOON-CANTON RAILWAY CORPORATION
                                    WEST RAIL




                         GENERAL CONDITIONS OF CONTRACT
                         FOR RAILWAY OPERATIONS SYSTEMS

                           (17 December 1998 Edition)



                      Provided in separately bound booklet
                    in the Tender Documents but will be bound
                        into the Contract Documents upon
                                 Contract Award.



Addendum No. 1                                              Contract No. DB-2040
03 April 2001

                                   [LOGO KCR]



                       KOWLOON-CANTON RAILWAY CORPORATION
                                    WEST RAIL



                              CONTRACT NO. DB-2040

                              LIGHT RAIL SIGNALLING





                         SPECIAL CONDITIONS OF CONTRACT



Rev.[0]: 23 February 2001                                   Contract No. DB-2040

SPECIAL CONDITIONS OF CONTRACT

                               TABLE OF CONTENTS

Clause    Subject Heading                                              Page
------    ---------------                                              ----
1.   DEFINITIONS .....................................................    1

2.   NOT USED ........................................................    3

3.   SUB CONTRACTING .................................................    3

4.   NOT USED ........................................................    4

5.   DENOMINATED CURRENCY ............................................    5

6.   RETENTION MONEYS ................................................    6

7.   OFF-SHORE MANUFACTURING BOND ....................................    6

8.   DEMAND FOR PAYMENT UNDER CONTRACTOR'S BOND ......................    6

9.   MEDIATION RULES .................................................    6

10.  LIGHT RAIL TRANSIT SERVICES .....................................    7

11.  FORM OF CONTRACTOR'S BOND, PARENT COMPANY GUARANTEE AND PARENT
     COMPANY UNDERTAKING .............................................    7

12.  CLAUSE 58.1(b) OF THE GENERAL CONDITIONS ........................    8

13.  INTELLECTUAL PROPERTY RIGHTS ....................................    8

14.  SUPPLY OF SOFTWARE ..............................................    8

15.  REUSE EQUIPMENT .................................................    9

16.  PERMANENT WORKS AND WORKMANSHIP .................................   10

17.  EXTENSIONS OF TIME AND COST .....................................   12

Addendum No. 1                  Page i of i                 Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

                              CONTRACT NO. DB-2040

                         SPECIAL CONDITIONS OF CONTRACT

1.   DEFINITIONS

1.1 In these Special Conditions and any other document forming the Contract, the following words and expressions shall have the meaning hereby assigned to them:

     (a) "Acceptance Criteria" has the meaning assigned to it in the particular specification.

     (b) "Denominated Currency" shall mean the currency, being either Hong Kong Dollars or United States Dollars, in which the Tender Total is denominated in the Pricing Summary contained in the Pricing Document;

     (c) "Director, Light Rail" has the meaning assigned to it in Appendix 10 of the General Specification for Railway Operations and Systems included in the Specification;

     (d) "Isolation" has the meaning assigned to it in Appendix 10 of the General Specification for Railway Operations and Systems included in the Specification;

     (e) "Light Rail Division of the Employer" means the division of the employer which is responsible for the operation and maintenance of the light rail transit.

     (f) "Light Rail Transit" has the same meaning as "Railway" as defined in Appendix 10 of the General Specification for Railway Operations and Systems included in the Specification;

     (g) "Particular Specification" means the document identified as the particular specification and included in the specification.

     (h) "Possession" has the meaning assigned to it in Appendix 10 of the General Specification for Railway Operations and Systems included in the Specification;

     (i) "Reuse equipment" has the meaning assigned to it in the particular specification.

     (j) "Speed Restriction" has the meaning assigned to it in Appendix 10 of the General Specification for Railway Operations and Systems included in the Specification.

1.2 The definition of "Contract Rate of Interest" contained in Clause 1.2 of the General Conditions shall be deleted and replaced by the following:

          "Contract Rate of Interest" means:

Addendum No. 1                 Page 1 of 12                 Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

               (i) where the Denominated Currency is Hong Kong Dollars, a rate equivalent to 1% above the rate per annum from time to time published by the Hong Kong Association of Banks, to be its prime lending rate for Hong Kong Dollars or, if such rate ceases to be published as the prime lending rate for such currency, the nearest equivalent rate for the lending of Hong Kong Dollars published by the Hong Kong Association of Banks; or

               (ii) where the Denominated Currency is United States Dollars, means 0.5% (half a per cent) per month calculated on the basis of a 30 day month.

1.3 The definition of "Project" contained in Clause 1.l of the General Conditions shall be deleted and replaced by the following:

       "Project" means:

       (a) the West Rail Project to provide rail services in the Western New Territories of Hong Kong and property development connected therewith, including, without limitation, the terminals at Tuen Mun Centre, Yen Chow Street, and intermediate stations and interchanges with the Light Rail Transit System of the Employer, the Mass Transit Railway (Tsuen Wan line) at Mei Foo and the Airport Railway at Yen Chow Street and West Kowloon, and all interchanges and connections with future expansions of the railway network in Hong Kong; and

       (b) the works to be executed by the Contractor and Project Contractors in respect of:

               (i) the interchanges between the West Rail Project and the Employer's Light Rail Transit System referred to in (a);

               (ii)   Tin Shui Wai Phase 4 and Reserve Zone Extensions;

               (iii)  new signalling system for the existing LRT network; and

               (iv) Light Rail Transit Grade Separation at Pui To Road and Junction LT1,

               all as described in Chapter 2 of the Particular Specification included in the Specification."


Addendum No. 1                     Page 2 of 12             Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

2.      NOT USED

3.      SUB CONTRACTING

3.1 Clause 5.4 of the General Conditions is deleted and replaced by the following:

        "5.4   If the Contractor wishes to sub contract part of the Works he shall submit to the Engineer:

               (a) the identity of the subcontractor proposed to be employed;

               (b) particulars of the part of the Works to be sub contracted;

               (c) the proposed terms upon which the subcontractor is to be employed;

               (d) address, telephone and facsimile numbers of the proposed subcontractor;

               (e) description of the proposed subcontractor's management structure;

               (f) details of previous and current projects of a similar nature undertaken by the proposed subcontractor, giving the names of the employer, architect/engineer, description of work performed and contract value;

               (g) number of personnel on the proposed subcontractor's payroll and descriptions of their respective occupation/trade;

               (h) any work the proposed subcontractor intends to further sub contract to others;

               (i) details of design capability, if the proposed subcontractor is required to carry out design for the Works;

               (j) details of design, fabrication and manufacturing facilities of the proposed subcontractor;

               (k) details of the proposed subcontractor's proposed site
                   management;

               (l) details of safety personnel currently employed by the
                   proposed subcontractor and past accident records; and

               (m) details of quality management personnel currently employed by the proposed subcontractor and quality management system in use,

        unless the Engineer notifies the Contractor that the information listed in Clause 5.4(a) to (m) is not required in respect of the sub contracting of any part of the Works.

        Such information shall be supplied by the Contractor in sufficient time to enable the Engineer to evaluate the capacity and ability of the proposed subcontractor to execute the part of the Works to be subcontracted and to enable the Contractor to select an

Addendum No. 1                  Page 3 of l2                Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

     alternative party in the event that the Engineer withholds his consent to the proposed sub contracting."

4.   NOT USED


Addendum No. 1                Page 4 of 12                  Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT



5.        DENOMINATED CURRENCY


5.1       Interim Payments

          The payment of interim payments in the Denominated Currency to the Contractor shall be made subject to and in accordance with the provisions of the Pricing Document and all other provisions of the Contract. The Contractor shall not be entitled to receive any additional or further payment by reason of any fluctuation in the exchange rate of the Denominated Currency during the execution of the Works or at all.

5.2       Retention Moneys

          All Retention Moneys shall be withheld by the Employer, pursuant to Clause 68 of the General Conditions, in the relevant Denominated Currency.

5.3       Valuation, Payment of Cost etc.

          All assessments and/or decisions of the Engineer made pursuant to Clause 47.8 (Recovery of Delay and Acceleration of the Works), 56 (Valuation) and 57 (Cost and Disturbance to the Progress of the Works) of the General Conditions, shall be made in the Denominated Currency.

5.4       Contractor's Bond

          The bond to be provided by the Contractor pursuant to Clause 14.1(a) of the General Conditions shall be supplied in the Denominated Currency and any reference in the Form of Contractor's Bond contained in Schedule 5 to the General Conditions to the Bonded Sum being denominated in Hong Kong Dollars alone shall be amended to refer to United States Dollars, if appropriate.

5.5       Form of Off-shore Manufacturing Bond

          The bonds to be provided by the Contractor pursuant to Clause 14.2 of the General Conditions and the Preamble to the Pricing Document shall be supplied in the Denominated Currency. All references in the Form of Off-shore Manufacturing Bond contained in Schedule 8 to the General Conditions to the amount of the Bond being denominated in Hong Kong Dollars alone shall be amended to refer to United States Dollars, if appropriate.

5.6       Employer's Insurance

          All moneys payable to the Contractor under the policy of insurance taken out by the Employer in accordance with Clause 32 of the General Conditions and in the form contained in Schedule 10 thereto shall be made in Hong Kong Dollars notwithstanding any other provisions of this Special Condition 4 and the denomination of the Tender Total in United States Dollars.

Addendum No. 1                    Page 5 of l2              Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

6.        RETENTION MONEYS


6.1 Clause 68.1 of the General Conditions is deleted and replaced by the following:

          "68.1 Retention Moneys of 10 (ten) percent of any amount due to the Contractor from time to time under the Contract (but excluding Retention Moneys released pursuant to Clauses 68.3 and 68.4) shall be retained by the Employer until there shall be a reserve equal to 10 (ten) percent of the Tender Total."

7.        OFF-SHORE MANUFACTURING BOND


7.1 Note 4 of the "Notes for Guidance in Preparation of Off-shore Manufacturing Bond" contained in Schedule 8 to the General Conditions is deleted and replaced by the following:

          "The amount to be inserted shall be 50% or 95% of the figure referred to in Recital (B), as determined in accordance with the Preamble to the Pricing Document."

8.        DEMAND FOR PAYMENT UNDER CONTRACTOR'S BOND


8.1 The Employer shall not make any demand for payment under the bond to be provided by the Contractor in accordance with Clause 14.1(a) of the General Conditions, without giving the Contractor not less than 14 (fourteen) days' prior notice of an intention by the Employer to make such a demand for payment, save that where the Contractor is in default under Clause 73.1 of the General Conditions, the Employer may make a demand for payment under the said bond without giving any prior notice to the Contractor of an intention by the Employer to make such a demand.

9.        MEDIATION RULES


9.1 In Schedule 12 of the General Conditions (Mediation Rules), the cross reference contained in Paragraph 7.7 to Paragraph 7.11 shall be amended to Paragraph 7.9.



Addendum No. 1                    Page 6 of l2              Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT


10.   LIGHT RAIL TRANSIT SERVICES

10.1 The Contractor shall on demand pay to the Employer any loss of revenue and additional expenditure which in the opinion of the Engineer has been incurred by the Employer by reason of the rescheduling of the Employer's Light Rail Transit services by the Employer due to the Contractor obstructing the Light Rail Transit tracks or interfering with the control or signaling system or overhead electrical equipment of the Employer's Light Rail Transit services where such obstruction or interference is not permitted under the Contract. A guide to the method of determining the loss of revenue to the Employer under this Special Condition 10.1 is set out in Attachment 1 to these Special Conditions.

10.2  (a)  The Light Rail Director may, at any time by notice to the Contractor, cancel or alter the date and the timing of any Restriction, Occupation or Isolation previously agreed with the Contractor if such cancellation or alteration is, in his opinion, necessary for the safety or uninterrupted running of rail traffic of the Light Rail Transit, but in such an event, he shall make alternative arrangements as soon as practicable and shall inform the Contractor accordingly.

      (b) The cancellation or alteration of the date and the timing of any agreed Restriction, Occupation or Isolation by the Light Rail Director referred to in Special Condition 10.2(a) above shall be deemed to be an instruction of the Engineer issued pursuant to Clause
           2.5 of the General Conditions and if, as a result of such cancellation or alteration, the Contractor is prevented from achieving any Stage or substantially completing the Works or any Section by the relevant Key Date, or incurs Cost which the Contractor did not and had no reason to anticipate, then if the Contractor claims additional time and/or payment therefor, the Engineer shall give a decision pursuant to Clause 45 and/or Clause 56 and/or 57 of the General Conditions, provided that the Contractor has complied with his obligations pursuant to Clause 45 and/or Clause 58 of the General Conditions, as appropriate.

11. FORM OF CONTRACTOR'S BOND, PARENT COMPANY GUARANTEE AND PARENT COMPANY UNDERTAKING

      Recital (A) of each of Schedule 5 (Form of Contractor's Bond), Schedule 6 (Form of Parent Company Guarantee) and Schedule 7 (Form of Parent Company Undertaking) of the General Conditions is deleted and replaced by the following:

      "(A) By a contract dated [Insert date of Letter of Acceptance issued by the Corporation] (Contract No. [Insert Contract number] - [Insert Contract name]) ("the Contract") made between the Employer and the Contractor, the Contractor has agreed to execute the Works upon the terms contained in the Contract".

Addendum No. 1                     Page 7 of 12             Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

12.     CLAUSE 58.1(b) OF THE GENERAL CONDITIONS

12.1 The cross reference contained in the fifth line of Clause 58.1(b) of the General Conditions to "54.1" shall be amended to read "56.1".

13.     INTELLECTUAL PROPERTY RIGHTS

13.1 Clauses 27.4 and 27.5 of the General Conditions are deleted and replaced by the following:

        27.4 In so far as the intellectual property rights existing anywhere in the world in respect of anything used in or required for the Works or the operation, repair, maintenance, modification, refurbishment, replacement or extension of the Permanent Works shall be vested in the Contractor, the Contractor grants to the Employer, his successors and assigns a royalty-free, non-exclusive and irrevocable licence (carrying the right to grant sub-licences) to use, reproduce, modify, adapt and translate any of the works, designs or inventions incorporated or referred to in anything used or required as aforesaid for any purpose connected with any commercial activities undertaken, or to be undertaken in the future, by the Employer. To the extent that beneficial ownership of any such intellectual property right is vested in anyone other than the Contractor, the Contractor shall use his best endeavours (save in respect of and to the extent of the things excepted from Clause 27.2, as to which the Contractor shall use reasonable endeavours) to procure that the beneficial owner thereof shall as soon as possible grant a like licence to the Employer. Any licence pursuant to this Clause 27.4 shall not be determined if the Contractor shall for any reason cease to be employed in connection with the Works and the Contractor shall execute such documents and do all other things as may be necessary to give effect to and protect the licence including, without limitation, notifying purchasers of any right of the existence of the licence.

        27.5 If the Contractor uses proprietary software for the purpose of storing or utilising records, the Contractor shall procure the grant of an irrevocable licence or sub-licence in favour of the Employer, to use, reproduce, modify, adapt and translate the software and shall pay such licence fee or other payment as the grantor of the licence may require provided that the licence may be restricted to use, reproduction, modification, adaptation and translation relating to any commercial activities undertaken, or to be undertaken in the future, by the Employer.

14.     SUPPLY OF SOFTWARE

             The Contractor shall allow the Employer (including its agents and third party contractors) access to the latest version of the source codes of any computer program relating to the Permanent Works and shall provide a copy thereof to the Employer within 14 (fourteen) days of receiving any request by the Employer for the supply of any such copy.

Addendum No. 1                     Page 8 of 12             Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

15.    REUSE EQUIPMENT

15.1 The Contractor shall notify the Engineer within 21 days after the Date for Commencement of the Works of those items of the Reuse Equipment which the Contractor proposes to incorporate into the Permanent Works or utilize in connection with the execution of the Works. In such notice the Contractor shall not propose for incorporation into the Permanent Works or utilization in connection with the execution of the Works, any item of the Reuse Equipment which was not identified by the Contractor in Appendix 3 to the Form of Tender.

15.2   The Reuse Equipment notified by the Contractor under Special Condition
       15.1 will be subjected to such tests and surveys as are specified in the Particular Specification, at such places on or off the Site and at such times as are specified or instructed by the Engineer.

15.3 The testing of the Reuse Equipment will be conducted by the Contractor in the presence of the Engineer or a person nominated by the Engineer. If the Engineer is of the opinion that an item of Reuse Equipment satisfies the Acceptance Criteria in respect of that item, the Engineer shall as soon as reasonably practicable notify the Contractor in writing to that effect and that item of Reuse Equipment shall, from the date of issue of such notice, form part of the Permanent Works.

15.4 If as a result of a test or survey on an item of Reuse Equipment, the Engineer is of the opinion that an item of Reuse Equipment which is required to be or has been incorporated into the Permanent Works or is required to be or has been utilized in connection with the execution of the Works, does not satisfy the Acceptance Criteria in respect of that item ("failed item of Reuse Equipment"), the Engineer shall within 30 days after completion of that test or survey either:

       (i) procure the Light Rail Division of the Employer to supply, install and test equipment or materials in substitution for the failed item of Reuse Equipment ("LR replacement equipment"); or

       (ii) instruct the expenditure of a Provisional Sum pursuant to Clause 65 of the General Conditions to supply, install and test by the Contractor equipment or materials in substitution for the failed item of Reuse Equipment ("Contractor replacement equipment"), which such item(s) of replacement equipment and materials shall satisfy the Acceptance Criteria in respect of that item. The failed item of Reuse Equipment shall not thereafter be incorporated into the Permanent Works or otherwise be utilized by the Contractor in connection with the Works and at the discretion of the Engineer shall either be properly disposed of by the Contractor or transported by the Contractor to such location as may be required by the Engineer.

15.5 After the Light Rail Division of the Employer has completed its testing of any item of LR replacement equipment, the Contractor shall conduct such tests or surveys on that item of equipment as are required by Special Condition 15.2 in relation to Reuse

Addendum No. 2                     Page 9 of 12             Contract No. DB-2040
04 May 2001

SPECIAL CONDITIONS OF CONTRACT

       Equipment and Special Conditions 15.3 and 15.4 shall apply accordingly as if each reference to "Reuse Equipment" therein is replaced with "LR Replacement Equipment".

15.6 The Contractor shall not be responsible for the failure of any item of Reuse Equipment or LR replacement equipment to satisfy the Acceptance Criteria in respect of that item, whether such item has been incorporated into the Permanent Works or utilized in connection with the execution of the Works or otherwise, except to the extent that the Contractor has caused or contributed to such failure.

15.7 The Contractor shall not be responsible for the failure of any item of Contractor replacement equipment to satisfy the Acceptance Criteria in respect of that item or for the failure of any other item of equipment, material or other thing supplied by the Contractor for or in connection with the execution of the Works, if and to the extent only that the Employer has caused such failure.

15.8 The Contractor shall not be responsible for any failure by the Light Rail Division of the Employer to carry out or properly carry out any maintenance work in respect of the Reuse Equipment, LR replacement equipment or Contractor replacement equipment, except to the extent that the Contractor has caused or contributed to such failure.

15.9 Without limiting the generality of the provisions of Clause 1.2 of the General Conditions, when undertaking any work or services arising out of or in connection with the supply or installation of LR replacement equipment, or the execution of maintenance work in respect of any part of the Permanent Work, the Light Rail Division of the Employer or any Contractor so appointed by the Light Rail Division of the Employer shall for the purpose of the Contract, be a Project Contractor."

15.10  If as a result of:

       (i) the failure of any item of Reuse Equipment or LR Replacement Equipment to satisfy the Acceptance Criteria in respect of that item (whether such item has been incorporated into the Permanent Works or utilised in connection with the execution of the Works or otherwise);

       (ii) the failure of any item of Contractor replacement equipment to satisfy the Acceptance Criteria in respect of that item or the failure of any other item of equipment, material or other thing supplied by the Contractor for or in connection with the execution of the Works (to the extent only that the Employer has caused such failure);

       (iii) any failure by the Light Rail Division of the Employer to carry out or properly carry out any maintenance work in respect of the Reuse Equipment, LR replacement equipment or Contractor replacement equipment; or

       (iv) any other cause of disturbance to the progress of the Works for which the Employer (including without limitation the Light Rail Division of the Employer) or the Engineer is responsible which arises out of or in connection with the supply, installation or testing of LR replacement equipment or the

Addendum No. 2                     Page 10 of 12            Contract No. DB-2040
04 May 2001

SPECIAL CONDITIONS OF CONTRACT

              granting of access by the Employer to the Contractor to items of Reuse Equipment identified by the Contractor in Appendix 3 to the Form of Tender,

              the Contractor is prevented from achieving any Stage or substantially completing the Works or any Section by the relevant Key Date or incurs Cost which the Contractor did not and had no reason to anticipate then, if the Contractor claims additional time and/or payment therefor, the Engineer shall give a decision pursuant to Clause 45 and/or Clause 57 of the General Conditions, provided that the Contractor has complied with his obligations pursuant to Clause 45 and/or Clause 58 of the General Conditions, as appropriate.

15.11 Nothing in this Special Condition 15 shall confer upon the Contractor any entitlement to an extension of time pursuant to Clause 45 of the General Conditions or payment pursuant to Clause 57 of the General Conditions if and to the extent that the Contractor has caused or contributed to any of the failures referred to in Clause 15.10(i) to
         (iii) or disturbance referred to in Clause 15.l0(iv).

16.      PERMANENT WORKS AND WORKMANSHIP

         Clause 37.1 of the General Conditions shall be replaced with the following:

         37.1 All goods, materials and all consumables forming part of the Permanent Works and the results of any workmanship shall:

         (a) be of the respective character, standard or kind required by the Contract;

         (b) subject as aforesaid, be of a standard consistent with the requirements of the Contract; and

         (c) where specified or selected by the Contractor, be fit for the purpose expressed in or to be implied from the Contract; and

                unless expressly permitted to the contrary in the Contract, all goods materials and the constituent parts of the Permanent Works (save in respect of any fill or naturally occurring material to be used in the Permanent Works) and all consumables shall be new. Subject to the foregoing requirements concerning the specification of goods, materials and consumables, nothing within this clause or contained elsewhere in the Contract shall deem any design obligation to be subject to a fitness for purpose obligation."

Addendum No. 1                  Page 11 of 12               Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT


17.      EXTENSIONS OF TIME AND COST


17.1 Clause 45.3(a)(xvii) is inserted into the General Conditions as follows:

         "(xvii) any failure or disturbance as set out in Clause 15.10 of the Special Conditions; or"

17.2     Clause 57.1(xix) is inserted into the General Conditions as follows:

         "(xix) any failure or disturbance as set out in Clause 15.10 of the Special Conditions,"



Addendum No. 1                   Page 12 of 12              Contract No. DB-2040
03 April 2001

SPECIAL CONDITIONS OF CONTRACT

               ATTACHMENT 1 TO THE SPECIAL CONDITIONS OF CONTRACT



Rev. [0] : 23 February 2001                                 Contract No. DB-2040

SPECIAL CONDITIONS OF CONTRACT



          ATTACHMENT 1 TO THE SPECIAL CONDITIONS OF CONTRACT


            Guide to Determining the Loss of Revenue to the Employer

The following comprises a guide to contractors as to the method of calculating any loss of revenue to the Employer.


Note:

1. The figures used in the examples indicate the level of loss which might be caused by one hour of delay to rail traffic.

2. If there has been a fare increase during the periods being considered for the purposes of calculation then due allowances will be made in the calculations.

3. If the loss of revenue calculated in the way indicated below should be less than the actual refund to passengers, then the actual amount of refund shall be taken as the Employer's claim for loss of revenue.


A.      NORMAL DAILY SERVICES

        Normal daily services includes weekdays, Saturdays and Sundays other than when such days comprise the seven days before a General Holiday, that General Holiday and the seven days after the General Holiday. A General Holiday shall be a day as laid down by Notice in the Government Gazette.

        To calculate the loss, the aggregate of revenue earnings from rail traffic on the same day for the three previous weeks will be divided by three and the actual revenue on the day in question will be deducted from this.

        Example 1

        If the contractor caused delay to rail traffic on Tuesday, 15 June 1982, the following calculation will be carried out by the Employer:

                      (Comparable revenue for Tuesday 8 June 1982:          $   92,822.70
         From the
         Employer's   (Comparable revenue for Tuesday 1 June 1982:          $   96,240.70
         records
                      (Comparable revenue for Tuesday 25 May 1982:          $   86,490.10
                                                                           ---------------
                      Aggregate of revenue                                  $  275,553.50
                      Aggregate divided by three                            $   91,851.17
                      Less revenue for 15 June                              $   83,657.92
                      Loss of revenue to be recovered from the contractor   $    8,193.25
                                                                           ===============

Rev [0]: 23 February 2001              Page A1-1            Contract No. DB-2040

SIEMENS

                                                                     7 June 2001

Director, West Rail
Kowloon-Canton Railway Corporation                    --------------------------
Ground Floor, KCRC House                                    KCRC Tender Price
No. 9 Lok King Street                                           Opened On
Fo Tan, New Territories
Hong Kong                                                     - 8 JUN 2001

                                                      By:           [SIGNATURE]
                                                         -----------------------
                                                      Witnessed by: [SIGNATURE]
                                                                 --------------
                                                      --------------------------

Dear Sirs,

                         Contract No. DB-2040 (TENDER B)
                              Light Rail Signalling

 1. Having inspected the Site and examined the General Conditions of Contract, the Special Conditions of Contract, the Employer's Drawings and the Specification, any addenda and all other information issued by the Corporation in respect of the execution of the Works under the above-mentioned contract and having completed Appendix 3 and the Pricing Document contained in Appendix 2 hereto, we hereby offer to execute the Works in conformity with the said General Conditions of Contract, Special Conditions of Contract, the Employer's Drawings and the Specification, the said addenda and Appendices 1, 2 and 3 hereto for such sum as may be ascertained in accordance with the said General Conditions of Contract, the Special Conditions of Contract and the Pricing Document as completed by us and appended hereto.

 2. We confirm that, at the date hereof, we are not aware of any requirement contained in the documents referred to in Paragraph 1 above with which it is physically impossible to comply, save to the extent disclosed in the Tender.

 3. We undertake to substantially complete the Works and any Sections and achieve all Stages by the Key Dates stated in the Specification.

 4.      We undertake:

         (a) to keep this Tender open for acceptance without unilaterally varying or amending its terms for the period stated In Appendix 1 hereto;

         (b) if this Tender is accepted, to provide security for the due performance of the Contract as stipulated in the General Conditions of Contract and/or the Special Conditions of Contract; and

         (c) to hold in confidence all documents and information whether technical or commercial supplied to us at any time by or on behalf of the Corporation in connection with this Tender or the Works and, without your written authority or as otherwise required by law, not to publish or otherwise disclose the same.

Siemens Ltd.                            58/F Central Plaza        Tel. 2583 3388
                                        18 Harbour Road           Fax  2802 9802
                                        Wanchai
                                        Hong Kong

SIEMENS

5. Unless and until a formal agreement is prepared and executed, this Tender together with your written acceptance thereof shall constitute a binding contract between us.

6. We understand that you are not bound to accept the lowest or any tender you may receive.

7. This Tender shall be governed by and construed in all respects according to the laws for the time being in force in the Special Administrative Region of Hong Kong.

 Yours faithfully,


                                                       Witnessed by

Signature /s/ Stephan Schneider        Signature /s/ Stephen Ku
          -------------------------              -------------------------------
          Stephan Schneider                      Stephen Ku
          For and on behalf of                   Vice President,
          Siemens Limited                        Transportation Systems Division

Address:  58/F., Central Plaza,        Address:  58/F., Central Plaza,
          18 Harbour Road, Wanchai,              18 Harbour Road, Wanchai,
          Hong Kong                              Hong Kong


                                       Date:     7 June 2001

                                                      --------------------------
                                                            KCRC Tender Price
                                                                Opened On

                                                             - 8 JUN 2001

                                                      By:           [SIGNATURE]
                                                          ----------------------
                                                      Witnessed by: [SIGNATURE]
                                                                 --------------
                                                      --------------------------

FORM OF TENDER (TENDER B)
APPENDIX 1 TO THE FORM OF TENDER (RAILWAY OPERATIONS SYSTEMS)

                                                          Tenderer: SIEMENS LTD.

                                   APPENDIX 1
                              TO THE FORM OF TENDER


 1.      PERIOD FOR ACCEPTANCE OF THE TENDER
         Paragraph 4(a) of the Form of Tender)

         Twenty-six (26) weeks after the Tender Closing Date set out in the Letter of Invitation to Tender, or such later date as may be agreed in writing by the Corporation and the Tenderer.

 2. DUTIES AND POWERS OF THE ENGINEER SUBJECT TO DIRECTION BY THE EMPLOYER (Clause 2.2 of the General Conditions):

         (a)   Clauses 5.3 and 5.4 of the General Conditions

               Consent to proposed subcontractors and subcontract terms and conditions.

         (b)   Clause 5.11 of the General Conditions

               The discontinuance of participation of a subcontractor in the Works.

         (c)   Clause 16 of the General Conditions

               Review without objection of the Works Programme.

         (d)   Clause 17 of the General Conditions

               Review without objection of the Method Statement.

         (e)   Clause 21.6 of the General Conditions

               Instructing the rectification of loss/damage to the Works caused by Excepted Risks.

         (f)   Clause 45.3 of the General Conditions

               The award of extensions of time for the substantial completion of the Works or any Section or the achievement of any Stage.

         (g)   Clause 46.2 of the General Conditions

               The instruction of increased rates of progress of the Works.


Rev. [0]: 23 February 2001                                  Contract No. DB-2040

FORM OF TENDER (TENDER B)
APPENDIX 1 TO THE FORM OF TENDER (RAILWAY OPERATIONS SYSTEMS)

                                                          Tenderer: SIEMENS LTD.

         (h)   Clause 47.2 and 47.6 of the General Conditions

               Request for submission of proposals to Recover Delay and/or Accelerate the Works and the instruction of measures to Recover Delay and/or Accelerate the Works.

         (i)   Clause 48.5 of the General Conditions

               Assessment of reduced rate of liquidated damages for delay.

         (j)   Clause 51.1 of the General Conditions

               Instruction of the suspension of the Works or any Section, or any part of the Works.

         (k)   Clause 53.1(b) of the General Conditions

               The instruction of additional work in the Defects Liability Period not originally included in the Employer's Drawings and/or the Specification.

         (l)   Clause 54 of the General Conditions

               Issue of variation instructions in respect of work with an estimated value in excess of HK$500,000 [See Note 1]

         (m)   Clause 56 of the General Conditions

               The valuation of variation and other instructions.

         (n)   Clause 57 of the General Conditions

               The assessment of Cost for disturbance to the progress of the Works.

         (o)   Clause 62.1 of the General Conditions

               Withholding of consent to bring onto Site any item of Contractor's Equipment not solely owned by the Contractor.

         (p)   Clause 65.1 of the General Conditions

               The issue of instructions for the expenditure of Provisional
               Sums.

         (q)   Clause 66.5 and 66.6 of the General Conditions

               Review of Interim Payment Schedule and Schedule of Milestones and the revision thereof.

 Addendum No. 1                   Page 2 of 4               Contract No. DB-2040
 03 April 2001

FORM OF TENDER (TENDER B)
APPENDIX 1 TO THE FORM OF TENDER (RAILWAY OPERATIONS SYSTEMS)

                                                          Tenderer: SIEMENS LTD.

     (r)  Clause 74.1 of the General Conditions

          Service of notice of the Contractor's abandonment of the Contract and the termination of the Contractor's employment under the Contract.


3.   LEVEL OF PROFESSIONAL INDEMNITY INSURANCE
     (Clause 33.1(f) of the General Conditions)

     HK$200 million (Hong Kong Dollars Two Hundred million) or equivalent [See
     Note 2].

4.   LIQUIDATED DAMAGES FOR DELAY
     (Clause 48.2 and 48.5 of the General Conditions)

       Key Date No.

         KD - 1      HK$25,000 per day for each day of delay

         KD - 2      HK$10,000 per day for each day of delay

         KD - 3      HK$40,000 per day for each day of delay

         KD - 4      HK$40,000 per day for each day of delay

         KD - 5      HK$64,000 per day for each day of delay

         KD - 6      HK$l51,000 per day for each day of delay

         KD - 7      HK$64,000 per day for each day of delay

     [See Note 3]

5.   LIMIT FOR LIQUIDATED DAMAGES FOR DELAY
     (Clause 48.6 of the General Conditions)

     Ten percent (10%) of the Tender Total.

NOTES:

Note 1 Where appropriate, this sum shall be converted into the Denominated Currency at the Reference Selling Rate quoted for the Denominated Currency by the Hong Kong Association of Banks published on the next working day following the date of issue of each instruction.

Addendum No. 1                     Page 3 of 4              Contract No. DB-2040
03 April 2001

FORM OF TENDER (TENDER B)
APPENDIX 1 TO THE FORM OF TENDER (RAILWAY OPERATIONS SYSTEMS)

                                                          Tenderer: SIEMENS LTD.

Note 2 Insurance cover of equivalent value in other Currencies may be provided. The value of such Currencies shall be calculated by converting them to Hong Kong Dollars at the Reference Buying Rate as quoted by the Hong Kong Association of Banks published on the next working day following the Tender Closing Date.

Note 3 Where appropriate, any deduction of liquidated damages from interim payments otherwise due to the Contractor in accordance with the Contract shall be calculated by converting the liquidated damages due in Hong Kong Dollars into the Denominated Currency at the Reference Selling Rate quoted for the Denominated Currency by the Hong Kong Association of Banks published on the working day immediately prior to that on which the deduction is made.

Note 4 Where appropriate, the limit for liquidated damages for delay shall be calculated in Hong Kong Dollars by converting the Denominated Currency into Hong Kong Dollars at the Reference Selling Rate quoted for the Denominated Currency by the Hong Kong Association of Banks published on the next working day following the Tender Closing Date and multiplying the relevant total by 10%.

Addendum No. 1                     Page 4 of 4              Contract No. DB-2040
03 April 2001

                                                       Form of Tender (Tender B)
SEIMENS                                            Appendix 2 - Pricing Document

                       Kowloon-Canton Railway Corporation
                                                         -----------------------
                              Contract No. DB-2040             KCRC Tender Price
                                                                   Opened On
                                PRICING DOCUMENT
                                                                 - 8 JUN 2001
                                    PREAMBLE
                                                         TA: [SIGNATURE]
                                                            --------------------
                                                         MGR Rep: [SIGNATURE]
                                                                 ---------------
                                                         -----------------------
A.   INTRODUCTION

     1.1 This Preamble to the Pricing Document describes and explains the various parts of the Pricing Document and their inter relationship.

     1.2 Notwithstanding Clause 1.3.2 of the General Conditions, the headings and sub-headings contained in the Pricing Schedule shall be taken into consideration in the interpretation and construction of such documents.

B.   PRICING SCHEDULE

1.   General

     1.1 For payment purposes, the Works are divided into Cost Centres, each of which represents a major item or series of interrelated items associated with the Works. It is not the intent that item descriptions contained in any Cost Centre fully define the scope of work to be executed under each Cost Centre.

     1.2  Cost Centre A comprises the Preliminaries and General Requirements.

     1.3 Cost Centre H comprise Provisional Sums and Daywork. Expenditure against these Cost Centres, if any, will be subject to and in accordance with Clause 65 of the General Conditions in respect of Provisional Sums, Clause 15 of the Special Conditions in respect of Reuse Equipment and Clause 55 of the General Conditions in respect of Daywork. The Cost Centre Value for each of Cost Centre H will be revised to nil upon the issue of the Letter of Acceptance, in accordance with Clause 66.2 of the General Conditions.

     1.4 Cost Centres may be divided into Activity Bills and/or Parts describing elements of work, each of which has a price entered against it. The sum of all prices included in each Cost Centre shall represent the Cost Centre Value for that Cost Centre.

                                   KCRC Tender No. 2001-0002         Page 1 of 7
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

                                                       Form of Tender (Tender B)
SIEMENS                                            Appendix 2 - Pricing Document

                1.5 Cost Centres B, C, D, E, F and G contain lump sum items. The
                    Cost Centre Values of such Cost Centres are not subject to adjustment in respect of the actual quantities of work executed by the Contractor, and represent the extent of the Contractor's entitlement to receive payment in respect of such Cost Centres subject only to the express provisions of the Contract including without limitation, and where appropriate, the prior exercise of any Option by the Engineer in accordance with the Contract.

                1.6 Cost Centres C, D, E and F involve a significant amount of procurement and fabrication which will be undertaken outside of Hong Kong. Accordingly, interim payments against these Cost Centres will be subject to the provision of Off-shore Manufacturing Bonds as described in Paragraph F below.

                1.7 Any error in the Pricing Schedule or omission therefrom shall not vitiate the Contract nor release the Contractor from the execution of the whole or any part of the Works according to the Employer's Drawings and the Specification or from any of his obligations under the Contract.

                1.8 The Contract does not provide for fluctuations in prices or currencies contained in this Pricing Document.

            2.  Pricing Schedule Summary

                2.1 The total of the Cost Centre Values as shown in the Pricing
                    Schedule Summary identifies the Tender Total and the Option Price in the Denominated Currency which shall (subject to the provisions of the General Conditions of Contract, including, without limitation, Clause 66.2 (a)) be the total amount to be paid to the Contractor for executing the Works and performing all other obligations under the Contract, as described in or inferred from the Contract as a whole, subject only to any further amounts as may be determined by the Engineer as being due to the Contractor in accordance with the General Conditions in respect of Cost incurred, Daywork or such other matters for which an entitlement to payment is the subject of express provisions of the General Conditions, Special Conditions or this Preamble.




                                    KCRC Tender No. 2001-0002        Page 2 of 7
Commercial in Confidential    West Rail Phase 1 Contract No. DB-2040
(C)Siemens Ltd. 2001                Light Rail Signalling

                                                       Form of Tender (Tender B)
SIEMENS                                            Appendix 2 - Pricing Document

         3.   Cost Centre Descriptions

              3.1 The scope and extent of the Works are to be ascertained by reference to the Contract documents as a whole and shall not be limited in any manner whatsoever by the descriptions in the Cost Centres or the descriptions and quantities of the items included in the Pricing Schedule. The Contractor acknowledges that the Pricing Schedule, as the same may incorporate Contractor's Other Charges in any Cost Centre, at the time of the Tender, fully describes for payment purposes, the price, scope and extent of the items of work to be undertaken in each Cost Centre. In the event that the Contractor has not inserted any Contractor's Other Charges in respect of any Cost Centre, or has not inserted any rates in any items in the Pricing Schedule, the Cost Centre Value of such Cost Centre shall be inclusive of all of the Contractor's obligations to execute that part of the Works covered by the Cost Centre and to perform all of his other obligations under the Contract in respect thereof, and the Contractor shall not be entitled to receive any further or additional payment in respect of such Cost Centre save as referred to in Paragraph 2.1 above.

         4.   Provisional Sums

              4.1     Provisional Sum in respect of premium for Employee's
                      -----------------------------------------------------
                      Compensation Insurance and Statutory Employee's
                      -----------------------------------------------
                      Compensation Levy
                      -----------------

              4.1.1 The sum inserted by the Contractor in respect of the Premium for Employee's Compensation Insurance (ECI) and Statutory Employee's Compensation Levy (ECIL) shall be the sum of the following items, rounded up to the nearest dollar.

                       (a) the premium for Employee's Compensation Insurance
                           shall be equal to 0.56% of the Tender Total excluding the Provisional Sum in respect of the Premium for Employee's Compensation Insurance and Statutory Employee's Compensation Levy; and

                       (b) the Statutory Employee's Compensation Levy shall be
                           equal to 5.30% of the premium in item (a).

              4.1.2 Notwithstanding the formula provided in item 4.1.1 (a) and 4.1.l (b) abovementioned, the actual ECI premium and ECIL after contract award shall be invoiced by the Employer's appointed broker, Aon Risk Services Hong Kong Limited, and to be reimbursed by the Employer pursuant to Schedule 11 Part B of the General Conditions of Contract and to be calculated as follows:-

                       (a) The ECI premium shall be equal to 0.55% of the Tender
                           Total referred in the Letter of Acceptance; and


                                    KCRC Tender No. 2001-0002        Page 3 of 7
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C)Siemens Ltd. 2001                 Light Rail Signalling

                                                       Form of Tender (Tender B)
SIEMENS                                            Appendix 2 - Pricing Document

              (b) The ECIL shall be prevailing rate as determined by the Government of the Hong Kong Special Administrative Region, calculated against the premium in item 4.1.2 (a) above.

     4.2      Provisional Sum for Contract Spares, Special Tools and Test
              -----------------------------------------------------------
              Equipment
              ---------

     4.2.1 The unit rate for each item of Contract Spares, Special Tools and Test Equipment shall be deemed to include for all costs associated with the supply, manufacture and delivery to Site of such item by the Contractor (including, without limitation, the cost of design, manufacture, packing, supply and delivery to Site, testing and commissioning, labour cost if applicable, preliminaries and other general requirements, overheads and profit) irrespective of the quantities of the items to be supplied.

     5.       Daywork

     5.1 Work may only be carried out on a daywork basis upon an instruction issued by the Engineer under Clause 55 of the General Conditions. The Daywork rates, as determined in accordance with the Daywork Schedule (attached as Annex 1 to this Preamble), shall apply to all work carried out pursuant to such an instruction and shall apply regardless of whether the work is executed using the Contractor's own resources or the resources of his subcontractor or other third party; or the actual quantity of work executed in respect of any item.

6.   Contractor's Other Charges

     6.1 Contractor's Other Charges means the sum for an item inserted in the Pricing Document by the Contractor in accordance with paragraph 6.2 hereof.

     6.2 Contractor's Other Charges inserted in the Pricing Document shall cover items which are necessary for the execution of the Works as required by the Contract, which have been omitted from or have not been separately itemised in the Cost Centres.

     6.3 Each item of Contractor's Other Charges inserted in any Cost Centre shall be fully described so as to define precisely the extent of the work or obligation or service or any other thing to which the Other Charge item relates.

     6.4 The value of the Contractor's Other Charge shall be neither increased nor decreased by reason only of any change in method made by the Contractor, unless such change has been ordered by the Engineer, in which case the provisions of Clause 54 of the General Conditions shall apply.

                                  KCRC Tender No. 2001-0002          Page 4 of 7
Commercial in Confidential  West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001               Light Rail Signalling

SIEMENS                                                Form of Tender (Tender B)
                                                   Appendix 2 - Pricing Document

       6.5    Contractor's Other Charges shall not be subject to admeasurement.

C.     NOT USED

D.     SCHEDULE OF MILESTONES

1. The Schedule of Milestones identifies Milestones which constitute essential or significant steps towards the completion of the work within each Cost Centre or actions to be carried out by the Contractor under the Contract, together with dates by which the Contractor must achieve each Milestone in order to maintain interim payments in accordance with the Contract.

2. The Schedule of Milestones imposes limits on the maximum accumulative and incremental payment percentages in the IPS.

3. Milestones and the dates for their achievement may be revised by the Engineer in accordance with Clause 66 of the General Conditions.

4. In this Contract, "achievement" of a Milestone means completion of the relevant work or performance of the relevant action in accordance with the requirements of the Contract, including, without limitation, the requirements applicable to the relevant work or action contained in the quality plans prepared by the Contractor and reviewed without objection by the Engineer.

E.     INTERIM PAYMENT SCHEDULE (IPS)

1. The Interim Payment Schedule (IPS) identifies the monthly accumulative percentage for each Cost Centre Value to be used to calculate the amount certified in Interim Payment Certificates in accordance with Clause 67 of the General Conditions. In respect of those Cost Centres where an "x" has been inserted against one or more months, the Contractor shall not be entitled to receive any payment under that Cost Centre for the Months indicated.

2. The IPS contains reference to the applicable Milestones within each Cost Centre. Each Cost Centre Milestone must be achieved by the Contractor in order to maintain the interim payments in accordance with the IPS.

F.     OFF-SHORE MANUFACTURING BONDS

1. In accordance with Clause 14.2 of the General Conditions, and as a condition precedent to his entitlement to receive any interim payment or to continue to receive any interim payment under each of Cost Centres C, D, E and F in the Pricing Schedule, the Contractor shall provide and maintain in existence a duly executed bond in the form appearing in
       Schedule 8 to the General Conditions in respect of each such Cost Centre. Each Offshore Manufacturing Bond shall be

                                   KCRC Tender No. 2001-002          Page 5 of 7
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001               Light Rail Signalling

                                                       Form of Tender (Tender B)
SIEMENS                                            Appendix 2 - Pricing Document

     provided in the same currency as the Denominated Currency specified in the Pricing Summary in respect of the Cost Centre for which the bond is produced.

2. Each Off-shore Manufacturing Bond in respect of Cost Centres C, D, E and F shall, in the first instance, be in sums equivalent to 50% of the relevant Cost Centre Value in respect of which it is produced and shall be provided by the Contractor to the Engineer at the time that any application for interim payment is made in respect of such Cost Centre, pursuant to Clause 67 of the General Conditions.

3. Each Off-shore Manufacturing Bond provided in respect of Cost Centres C, D, E and F shall be increased in value from 50% of the relevant Cost Centre Value to 95% of the Cost Centre Value when 50% of the Cost Centre Value of the relevant Cost Centre has been certified in favour of the Contractor pursuant to Clause 67 of the General Conditions. The said increase in value may be effected by the provision of a replacement Bond in respect of each Cost Centre, in identical terms to the original save in respect only of the amount of the Bond, duly executed by the same Bondsman. On receipt of any replacement Bond in satisfactory terms, the Employer shall release to the Contractor the Bond previously provided. In the event that the Contractor shall fail to provide a Bond in increased value as aforesaid, the Contractor shall not be entitled to receive any further payment in respect of the relevant Cost Centre.

4. When the value of the goods manufactured off-shore, included in any of Cost Centres C, D, E and F delivered to the Site reaches 50% of the relevant Cost Centre Value, the Contractor shall notify the Engineer accordingly, and the Engineer shall inspect such items. Provided that:

     (a) such goods appear to be in accordance with the requirements of the Contract; and

     (b) the Engineer is satisfied that property in such items has vested in the Employer in accordance with Clause 61 of the General Conditions,

     the value of any Off-shore Manufacturing Bond provided by the Contractor in respect of the relevant Cost Centre may be reduced from 95% to 50% of the relevant Cost Centre Value. The said decrease in value may be effected by the provision of a replacement Bond in respect of each Cost Centre, in identical terms to the original save in respect only of the amount of the Bond, duly executed by the same Bondsman. On receipt of any replacement Bond in satisfactory terms, the Employer shall release to the Contractor the Bond previously provided.

5. Any Off-shore Manufacturing Bond provided in respect of Cost Centres C, D, E and F shall be surrendered by the Employer when all of the goods manufactured off-shore and included in the Cost Centre in respect of which the Bond has been provided have been delivered to the Site and, following notification from the Contractor to the Engineer of the delivery of all such goods, the Engineer certifies

                                   KCRC Tender No. 2001-0002         Page 6 of 7
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

SIEMENS                                                Form of Tender (Tender B)
                                                   Appendix 2 - Pricing Document

     that such goods appear to be in accordance with the requirements of the Contract and the Engineer is satisfied that property in such items has vested in the Employer in accordance with Clause 61 of the General Conditions.

6. The date to be inserted in Clause 6(c) of each Off-shore Manufacturing Bond shall not be earlier than 3 months after the date of the last Milestone referable to delivery of the relevant goods to the Site or such other date as may have been agreed by the Engineer. If the Contractor fails to achieve the said last Milestone by the stipulated date, the Contractor shall procure an extension of the Bond so that it will not expire earlier than 3 months after the anticipated date of achievement of the last Milestone.

                                    KCRC Tender No. 2001-0002        Page 7 of 7
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                 Light Rail Signalling

                                                             Preamble (lender B)
SIEMENS                                               Annex 1 - Daywork Schedule

--------------------------------------------------------------------------------
   Item
Reference                                 Item Description
--------------------------------------------------------------------------------
    1          DAYWORK

   1.1         GENERAL

               1.1.1 Work may only be carried out on a daywork basis upon the instruction of the Engineer under Clause 55 of the General Conditions. The daywork rates, as determined in accordance with paragraphs 1.2 - 1.4 below, shall apply to all work carried out pursuant to such an instruction and shall apply regardless of whether the work is executed using the Contractor's own resources or the resources of his subcontractor or other third party; or the actual quantity of work executed in respect of any item.

               1.1.2 Provisional Sum for work executed on a Daywork basis shall be given comprising separate items for labour, plant and materials. The sums for plant and material shall each be followed by a Percentage Adjustment item given to two places of decimal. The price inserted against each such item shall be calculated by applying the Percentage Adjustment item percentage addition or deduction to the associated sum.

   1.2         DAYWORK : LABOUR

               1.2.1 Normal Working Hours shall be the hours between 0700 to
                     1900 on all days excluding General Holidays. Daywork ordered by the Engineer to be executed outside the Normal Working Hours shall be measured as labour working overtime. Labour working overtime shall be paid at the rates for Normal Working Hours plus a percentage to be inserted by the Tenderer.

                     The measurement of labour shall be the aggregate time employed on the item of daywork to the nearest hour. Meal breaks and rest periods shall not be measured. Travelling time by labour from their normal place of employment on the Site to and from the location where daywork is to be carried out shall be measured.

               1.2.2 Payment for labour employed on a daywork basis shall be made in accordance with the rates listed in the Daywork Labour Schedule (attached as Appendix 1 to this Daywork Schedule) adjusted by reference to the percentage set in the Cost Centre for Provisional Sums and Daywork as completed by the Contractor.
--------------------------------------------------------------------------------

                                    KCRC Tender No. 2001-0002        Page 1 of 5
Commercial in Confidential  West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

                                                         Preamble (Tender B)
SIEMENS                                               Annex 1 - Daywork Schedule

--------------------------------------------------------------------------------
  Item
Reference                          Item Description
--------------------------------------------------------------------------------
   1        DAYWORK (Cont'd)

--------------------------------------------------------------------------------

  1.2       DAYWORK : LABOUR (Cont'd)

            1.2.3 The percentage adjustment for labour working Normal Working
                  Hours shall cover all costs associated with the employment of labour including, but not limited to the following:

                  a)  hand tools, ladders, trestles and the like;

                  b)  protective clothing and safety equipment;

                  c)  supervision, where non-productive;

                  d) use of the Contractor's existing services and Temporary Works;

                  e) travelling time and transportation costs to and from and about the Site;

                  f) general obligations, liabilities and risks involved in the execution of the Works as set out in or reasonably inferred from the Contract;

                  g)  overheads and profit;

                  h)  bonus and holiday payments;

                  i) workman's compensation insurance and all other statutory requirements;

                  j)  thirteenth month payment and the like;

                  k)  gratuities;

                  l)  daily travelling allowance;

                  m)  severance payment;

                  n)  sick pay scheme; and

                  o) in the case of expatriate labour, all travelling expenses to and from Hong Kong, housing allowance and disturbance allowances.

            1.2.4 The percentage adjustment for labour working overtime shall cover all costs as mentioned in paragraph 1.2.3 and the enhancement of rates for labour working overtime.

            1.2.5 The rate for any labour not identified in the Daywork Labour
                  Schedule shall be fixed by the Engineer based upon what, in his opinion, is the nearest similar item appearing in the Daywork Labour Schedule or, where in the Engineer's opinion there is no similar item, at a rate analogous to rates contained in the Daywork Labour Schedule, failing which at a rate considered to be fair and reasonable by the Engineer.

Commercial in Confidential        KCRC Tender No. 2001-0002          Page 2 of 5
(C) Siemens Ltd. 2001       West Rail Phrase 1 Contract No. DB-2040
                                  Light Rail Signalling

                                                             Preamble (Tender B)
SIEMENS                                               Annex 1 - Daywork Schedule

--------------------------------------------------------------------------------
  Item
Reference                       Item Description
--------------------------------------------------------------------------------
    1       DAYWORK (Cont'd)

--------------------------------------------------------------------------------

   1.3      DAYWORK: CONTRACTOR'S EQUIPMENT

            1.3.1 Payment for Contractor's Equipment employed on a daywork basis shall be made in accordance with the rates contained in The Hong Kong Construction Association, Ltd's publication "HKCA Schedules for Plant used in Dayworks carried out Incidental to Contract Work" (1996 Edition) ("the HKCA Schedules") adjusted by reference to the percentage set out in the Cost Centre for Provisional Sums and Daywork. The notes and conditions contained in the said publication shall not apply.

            1.3.2 The rates given in the HKCA Schedule shall be fixed for the duration of the Contract.

            1.3.3 The rate for any item of Contractor's Equipment not identified in the HKCA Schedules shall be fixed by the Engineer based upon what, in his opinion, is the nearest similar item in the HKCA Schedules or, where in the Engineer's opinion there is no similar item, at a rate analogous to rates contained in the HKCA Schedules (in either case, subject to the percentage adjustment referred to above), failing which at a rate considered to be fair and reasonable by the Engineer.

            1.3.4 The rates (subject to the said percentage adjustment) for
                  Contractor's Equipment used on a daywork basis shall be exclusive of drivers, operator, crew and attendants but shall cover all the costs associated with operating the Contractor's Equipment, including but not limited to the following.

                  a) fuel, power, lubricants, spare parts and consumables;

                  b) storage and distribution of the above items;

                  c) use of existing services and Temporary Works;

                  d) insurance of equipment;

                  e) repairs, servicing and maintenance;

                  f) supervision (where non productive); and

                  g) general obligations, liabilities and risks involved in the execution of the works as set out in or reasonably inferred for the Contract.

            1.3.5 For the purposes of paragraph 1.3.4, "consumables" shall include items such as oxygen, acetylene, propane or other gases, welding rods and the like consumed in any way by the Contractor's Equipment.

                                    KCRC Tender No. 2001-0002        Page 3 of 5
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

                                                             Preamble (Tender B)
SIEMENS                                               Annex 1 - Daywork Schedule

--------------------------------------------------------------------------------
  Item
Reference                       Item Description
--------------------------------------------------------------------------------
    1       DAYWORK (Cont'd)

--------------------------------------------------------------------------------

   1.3      DAYWORK: CONTRACTOR'S EQUIPMENT (Cont'd)

            1.3.6 The Contractor shall be entitled to payment for on-Site transportation of Contractor's Equipment used on a daywork basis to and from the daywork location subject to the written consent of the Engineer having been obtained before the transportation takes place. The cost of mobilizing to Site and demobilizing from Site any Contractor's Equipment shall be paid for subject to the prior written consent of the Engineer.

            1.3.7 Standing time shall be measured for Contractor's Equipment where the nature of the daywork requires intermittent working, but shall not include standing time which occurs before the daywork commences or after the daywork is completed. Standing time in excess of eight consecutive hours will only be paid if the standing time has the prior consent of the Engineer. All standing time shall be paid for at one half of the relevant rate set out in the HKCA Schedules subject to the percentage adjustment set out in the Cost Centre for Provisional Sums and Daywork.

   1.4      DAYWORK: MATERIALS

            1.4.1 Payment for materials used on daywork be made on the basis of the actual invoiced price, net of all discounts, adjusted by reference to the percentage set out in the Cost Centre for Provisional Sums and Daywork. The percentage adjustment shall cover all costs associated with the supply and delivery of such materials including but not limited to the following:

                  a) supervision of receipt of materials;

                  b) delivery to Site;

                  c) off loading;

                  d) storage;

                  e) multiple handling;

                  f) distribution of the materials on Site;

                  g) general obligations, liabilities and risks involved in the execution of the Works as set out in or reasonably inferred from the Contract;

                  h) overheads and profit; and

                  i) avoidable wastage.

Commercial in Confidential       KCRC Tender No. 2001-0002           Page 4 of 5
(C) Siemens Ltd. 2001        West Rail Phase 1 Contract No. DB-2040
                                Light Rail Signalling

                                                             Preamble (Tender B)
                                              SIEMENS Annex 1 - Daywork Schedule

        1.4.2  Prior to ordering materials required under a daywork instruction, the Contractor shall provide the Engineer with at least three competitive quotations for his consideration (unless the Engineer has indicated otherwise in writing). Payment to the Contractor against invoices shall be made only to the extent that the Engineer is satisfied that quantities ordered include only unavoidable wastage.
--------------------------------------------------------------------------------

                                  KCRC Tender No. 2001-0002          Page 5 of 5
Commercial in Confidential   West Rail Phase 1 Contract No. DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

                                                     Daywork Schedule (Tender B)
SIEMENS                                     Appendix 1 - Daywork Labour Schedule

--------------------------------------------------------------------------------------------------------
Category        Description                                                     Daywork Rate
--------------------------------------------------------------------------------------------------------
                                                                                Local        Overseas
                                                                                (HK$         (US$
                                                                                per hr)      per hr)
========================================================================================================
                Daywork Labour Schedule Labour Working
                --------------------------------------
                During Normal Working Hours
                ---------------------------

   "A"          Senior Technical and Sub-professional employees who are not     585          75
                -------------------------------------
                in charge of the Works being executed or supervising the
                completion of the works, including senior software/
                hardware engineers/ analysts/ programmers and like
                employees with university degrees or equivalent and who
                have six (6) or more years of experience in their assigned or related field, or employees without university degrees
                having more than fifteen (15) years experience in the
                assigned or in the Main Control System (hardware, software or both) field.

--------------------------------------------------------------------------------------------------------
                Daywork Labour Schedule Labour Working During Normal
                ----------------------------------------------------
                Working Hours
                -------------

   "B"          Junior Technical and Sub-professional employees, including      500          65
                -----------------------------------------------
                graduate engineers, junior to intermediate software/
                hardware engineers/ analysts and programmers, specification writers and like employees with university degrees or
                equivalent and with less than (6) years experience in their assigned or in the Main Control System (hardware, software or both) field or employees without university degrees with ten (10) to fifteen (15) years experience in the assigned
                or related field.

--------------------------------------------------------------------------------------------------------
   "C"          Senior Technicians/ Senior CADD/CAE Operators (Draughtsmen)     500          65
                -----------------------------------------------------------
                employees with a minimum of five (5) years experience in
                Main Control System (hardware, software or both)/ CADD/ CAE systems, or employees without university degrees or
                equivalent with less than ten (10) years experience in the assigned or related field.

--------------------------------------------------------------------------------------------------------
   "D"          Technicians/ Wiremen/ CADD/ CAE Operators (Draughtsmen)         400          55
                -------------------------------------------------------
                employees with less than five (5) years experience in Main
                Control System (hardware, software or both)/ CADD/ CAE
                systems, or employees without university degrees or
                equivalent with less than ten (10) years experience in the assigned or related field.

--------------------------------------------------------------------------------------------------------
   "E"          Labourers employees without any recognised skill in the         67           9
                ---------
                related field but who are capable of performing unskilled
                work like cleaning, transportation or loading/ unloading of goods.
--------------------------------------------------------------------------------------------------------

                                    KCRC Tender No. 2001-2002        Page 1 of 1
Commercial in Confidential   West Rail Phase 1 Contract No.DB-2040
(C) Siemens Ltd. 2001                Light Rail Signalling

FORM OF TENDER [TENDER B]        CONTRCT NO. DB-2040                     SIEMENS
APPENDIX 2 - PRICING DOCUMENT   LIGHT RAILS SIGNALLING  INTERIM PAYMENT SCHEDULE
                               INTERIM PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
                   Calender      Cost Center A       Cost Center B      Cost Center C       Cost Center D       Cost Center E
Valuation Period     Month   ------------------------------------------------------------------------------------------------------
                                            Mile                Mile                Mile                Mile                Mile
   (In Months)                 Cum. % of A Stone   Cum. % of B Stone   Cum. % of C Stone   Cum. % of D Stone   Cum. % of E Stone
===================================================================================================================================
       1            Jun-01
-----------------------------------------------------------------------------------------------------------------------------------
       2            Jul-01
-----------------------------------------------------------------------------------------------------------------------------------
       3            Aug-01                   A1                 B1
-----------------------------------------------------------------------------------------------------------------------------------
       4            Sep-01
-----------------------------------------------------------------------------------------------------------------------------------
       5            Oct-01                   A2                 B2
-----------------------------------------------------------------------------------------------------------------------------------
       6            Nov-01
-----------------------------------------------------------------------------------------------------------------------------------
       7            Dec-01                                      B3
-----------------------------------------------------------------------------------------------------------------------------------
       8            Jan-02                   A3
-----------------------------------------------------------------------------------------------------------------------------------
       9            Feb-02                                      B4                  C1                  D1
-----------------------------------------------------------------------------------------------------------------------------------
      10            Mar-02                   A4                                     C2                  D2
-----------------------------------------------------------------------------------------------------------------------------------
      11            Apr-02                   A5
-----------------------------------------------------------------------------------------------------------------------------------
      12            May-02                   A6                 B5                  C3                                      E1
-----------------------------------------------------------------------------------------------------------------------------------
      13            Jun-02                   A7                 B6                  C4                  D3                  E2
-----------------------------------------------------------------------------------------------------------------------------------
      14            Jul-02                   A8                                     C5                                      E3
-----------------------------------------------------------------------------------------------------------------------------------
      15            Aug-02                   A9                                     C6                                      E4
-----------------------------------------------------------------------------------------------------------------------------------
      16            Sep-02                   A10                                    C7                  D4                  E5
-----------------------------------------------------------------------------------------------------------------------------------
      17            Oct-02                   A11                                                        D5
-----------------------------------------------------------------------------------------------------------------------------------
      18            Nov-02                                                          C8                                      E6
-----------------------------------------------------------------------------------------------------------------------------------
      19            Dec-02                                                          C9                  D6                  E7
-----------------------------------------------------------------------------------------------------------------------------------
      20            Jan-03                   A12                                    C10                 D7                  E8
-----------------------------------------------------------------------------------------------------------------------------------
      21            Feb-03                                      B7                                                          E9
-----------------------------------------------------------------------------------------------------------------------------------
      22            Mar-03                   A13                                    C11                 D8                  E10
-----------------------------------------------------------------------------------------------------------------------------------
      23            Apr-03                   A14                B8                  C12
-----------------------------------------------------------------------------------------------------------------------------------
      24            May-03                                                                              D9
-----------------------------------------------------------------------------------------------------------------------------------
      25            Jun-03                   A15                                    C13                 D10                 E11
-----------------------------------------------------------------------------------------------------------------------------------
      26            Jul-03                   A16                                                                            E12
-----------------------------------------------------------------------------------------------------------------------------------
      27            Aug-03                   A17
-----------------------------------------------------------------------------------------------------------------------------------
      28            Sep-03                                                          C14                                     E13
-----------------------------------------------------------------------------------------------------------------------------------
      29            Oct-03                   A18                                    C15
-----------------------------------------------------------------------------------------------------------------------------------
      30            Nov-03
-----------------------------------------------------------------------------------------------------------------------------------
      31            Dec-03                                                          C16                                     E14
-----------------------------------------------------------------------------------------------------------------------------------
      32            Jan-04                   A19
-----------------------------------------------------------------------------------------------------------------------------------
      33            Feb-04                                                          C17
-----------------------------------------------------------------------------------------------------------------------------------
      34            Mar-04                                      B9                  C18                                     E15
-----------------------------------------------------------------------------------------------------------------------------------
      35            Apr-04
-----------------------------------------------------------------------------------------------------------------------------------
      36            May-04                   A20
-----------------------------------------------------------------------------------------------------------------------------------
      37            Jun-04                   A21                                    C19                                     E16
-----------------------------------------------------------------------------------------------------------------------------------
      38            Jul-04                   A22                B10
-----------------------------------------------------------------------------------------------------------------------------------
      39            Aug-04
-----------------------------------------------------------------------------------------------------------------------------------
      40            Sep-04                   A23                                    C20                                     E17
-----------------------------------------------------------------------------------------------------------------------------------
      41            Oct-04                                                                                                  E18
-----------------------------------------------------------------------------------------------------------------------------------
      42            Nov-04                                                                                                  E19
-----------------------------------------------------------------------------------------------------------------------------------
      43            Dec-04                   A24                                    C21                                     E20
-----------------------------------------------------------------------------------------------------------------------------------
      44            Jan-05                   A25
-----------------------------------------------------------------------------------------------------------------------------------
      45            Feb-05                                                                                                  E21
-----------------------------------------------------------------------------------------------------------------------------------
      46            Mar-05                                                          C22                                     E22
-----------------------------------------------------------------------------------------------------------------------------------
      47            Apr-05                   A26
-----------------------------------------------------------------------------------------------------------------------------------
      48            May-05                                                                                                  E23
-----------------------------------------------------------------------------------------------------------------------------------
      49            Jun-05                                                          C24                                     E24
-----------------------------------------------------------------------------------------------------------------------------------
      50            Jul-05                   A27                                    C25                                     E25
-----------------------------------------------------------------------------------------------------------------------------------
      51            Aug-05
-----------------------------------------------------------------------------------------------------------------------------------
      52            Sep-05                                                                                                  E26
-----------------------------------------------------------------------------------------------------------------------------------
      53            Oct-05                   A28                                                                            E27
-----------------------------------------------------------------------------------------------------------------------------------
      54            Nov-05
-----------------------------------------------------------------------------------------------------------------------------------
      55            Dec-05                   A29
-----------------------------------------------------------------------------------------------------------------------------------
      56            Jan-06
-----------------------------------------------------------------------------------------------------------------------------------
      57            Feb-06
-----------------------------------------------------------------------------------------------------------------------------------
      58            Mar-06                   A30
-----------------------------------------------------------------------------------------------------------------------------------
      59            Apr-06
-----------------------------------------------------------------------------------------------------------------------------------
      60            May-06
-----------------------------------------------------------------------------------------------------------------------------------
      61            Jun-06                   A31
-----------------------------------------------------------------------------------------------------------------------------------
      62            Jul-06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                  Calender    Cost Center F        Cost Center G
Valuation Period    Month   -----------------------------------------
                                         Mile                 Mile
   (In Months)              Cum. % of G Stone    Cum. % of H Stone
=====================================================================
       1          Jun-01
---------------------------------------------------------------------
       2          Jul-01
---------------------------------------------------------------------
       3          Aug-01
---------------------------------------------------------------------
       4          Sep-01
---------------------------------------------------------------------
       5          Oct-01
---------------------------------------------------------------------
       6          Nov-01
---------------------------------------------------------------------
       7          Dec-01
---------------------------------------------------------------------
       8          Jan-02
---------------------------------------------------------------------
       9          Feb-02                 F1
---------------------------------------------------------------------
      10          Mar-02                 F2
---------------------------------------------------------------------
      11          Apr-02
---------------------------------------------------------------------
      12          May-02                 F3
---------------------------------------------------------------------
      13          Jun-02                 F4
---------------------------------------------------------------------
      14          Jul-02
---------------------------------------------------------------------
      15          Aug-02                 F5
---------------------------------------------------------------------
      16          Sep-02                 F6
---------------------------------------------------------------------
      17          Oct-02                 F7
---------------------------------------------------------------------
      18          Nov-02
---------------------------------------------------------------------
      19          Dec-02                 F8
---------------------------------------------------------------------
      20          Jan-03                 F9
---------------------------------------------------------------------
      21          Feb-03                                      G1
---------------------------------------------------------------------
      22          Mar-03                 F10
---------------------------------------------------------------------
      23          Apr-03
---------------------------------------------------------------------
      24          May-03                                      G2
---------------------------------------------------------------------
      25          Jun-03                 F11                  G3
---------------------------------------------------------------------
      26          Jul-03                 F12                  G4
---------------------------------------------------------------------
      27          Aug-03
---------------------------------------------------------------------
      28          Sep-03                 F13
---------------------------------------------------------------------
      29          Oct-03                 F14                  G5
---------------------------------------------------------------------
      30          Nov-03
---------------------------------------------------------------------
      31          Dec-03                 F15
---------------------------------------------------------------------
      32          Jan-04
---------------------------------------------------------------------
      33          Feb-04
---------------------------------------------------------------------
      34          Mar-04                 F16
---------------------------------------------------------------------
      35          Apr-04
---------------------------------------------------------------------
      36          May-04
---------------------------------------------------------------------
      37          Jun-04                 F17
---------------------------------------------------------------------
      38          Jul-04
---------------------------------------------------------------------
      39          Aug-04                                      G6
---------------------------------------------------------------------
      40          Sep-04                 F18                  G7
---------------------------------------------------------------------
      41          Oct-04                 F19
---------------------------------------------------------------------
      42          Nov-04
---------------------------------------------------------------------
      43          Dec-04                 F20                  G8
---------------------------------------------------------------------
      44          Jan-05                 F21                  G9
---------------------------------------------------------------------
      45          Feb-05                 F22
---------------------------------------------------------------------
      46          Mar-05                 F23
---------------------------------------------------------------------
      47          Apr-05
---------------------------------------------------------------------
      48          May-05                                      G10
---------------------------------------------------------------------
      49          Jun-05                 F24
---------------------------------------------------------------------
      50          Jul-05                                      G11
---------------------------------------------------------------------
      51          Aug-05                 F25
---------------------------------------------------------------------
      52          Sep-05                 F26
---------------------------------------------------------------------
      53          Oct-05                 F27                  G12
---------------------------------------------------------------------
      54          Nov-05                                      G13
---------------------------------------------------------------------
      55          Dec-05                                      G14
---------------------------------------------------------------------
      56          Jan-06
---------------------------------------------------------------------
      57          Feb-06
---------------------------------------------------------------------
      58          Mar-06
---------------------------------------------------------------------
      59          Apr-06
---------------------------------------------------------------------
      60          May-06
---------------------------------------------------------------------
      61          Jun-06
---------------------------------------------------------------------
      62          Jul-06
---------------------------------------------------------------------

---------------------------------------------------------------------

1. The figures to be entered for each Cost Center in this Interim Payment Schedule shall be the monthly cumulative percentage of each Cost Center Value for which the Contractor may apply for payment.

2.   The symbol X denotes periods when there shall be no payment.

                                                     ---------------------------

                                                         KCRC Tender Price
                                                             Opened On

                                                             -8 JUN 2001
                                                       TA :___________________
                                                       MGR Rep:_______________

                                                     ---------------------------

Addendum No. 1
03/04/01                              IPS/1 of 1             Contact No. DB-2040

FORM OF TENDER (TENDER B)
APPENDIX 3 TO THE FORM OF TENDER                      RAILWAY OPERATIONS SYSTEMS


                                                            Tender: SIEMENS LTD.

                                   APPENDIX 3
                             TO THE FORM OF TENDER

The Contractor proposes to incorporate into the Permanent Works or utilize in connection with the execution of the works the following existing signalling equipment that are available for reuse, as specified in Appendix O to the Particular Specification:-

----------------------------------------------------------------------------------------
 Item           Equipment                                   Number       Reuse (Yes/No)*
                                                          Available
----------------------------------------------------------------------------------------
 1.    S&C Equipment Enclosure - Type 1                       41               Yes
----------------------------------------------------------------------------------------
 2.    S&C Equipment Enclosure - Type 2                       18               Yes
----------------------------------------------------------------------------------------
 3.    Point Control Equipment Enclosure - Type A             14               Yes
----------------------------------------------------------------------------------------
 4.    Point Control Equipment Enclosure - Type B             13               Yes
----------------------------------------------------------------------------------------
 5.    Track Circuit                                          77               Yes
----------------------------------------------------------------------------------------
 6.    Mass Detector                                          49               Yes
----------------------------------------------------------------------------------------
 7.    Point Indicator, 3-Aspect                              45               Yes
----------------------------------------------------------------------------------------
 8.    Route Indicator, 2-Aspect                               5               Yes
----------------------------------------------------------------------------------------
 9.    Route Indicator, Matrix                                 2               Yes
----------------------------------------------------------------------------------------
 10.   Fixed Signal Head, 2-Aspect                           172               Yes
----------------------------------------------------------------------------------------
 11.   Uninterruptable Power Supply Unit - Type 1             41               Yes
----------------------------------------------------------------------------------------
 12.   Uninterruptable Power Supply Unit - Type 2             18               Yes
----------------------------------------------------------------------------------------
 13.   Platform Train Detector                                34               Yes
----------------------------------------------------------------------------------------
 14.   Detector Loop, including Tuning Box                   420              Yes**
----------------------------------------------------------------------------------------
 15.   Cable 1 - Loop Feeder Cable (OTU to Tuning Box)       420               Yes
----------------------------------------------------------------------------------------
 16.   Cable 2 - Point Controller to Track Circuit Tx         76               Yes
----------------------------------------------------------------------------------------
 17.   Cable 3 - Point Controller to Track Circuit Rx         77               Yes
----------------------------------------------------------------------------------------
 18.   Cable 4 - Point Controller to Point Signal Pole        52               Yes
----------------------------------------------------------------------------------------
 19.   Cable 5 - Point Signal Pole to Point/Route             52               Yes
       Indicator
----------------------------------------------------------------------------------------
 20.   Cable 6 - Point Controller to Point Machine            58               Yes
       Detection
----------------------------------------------------------------------------------------
 21.   Cable 7 - Point Controller to Point Motor              58               Yes
----------------------------------------------------------------------------------------

Addendum No. 1                      Page 1 of 2              Contract No.DB-2040
03 April 2001

FORM OF TENDER (TENDER B)
APPENDIX 3 TO THE FORM OF TENDER                      RAILWAY OPERATIONS SYSTEMS

                                                          Tenderer: SIEMENS LTD.

--------------------------------------------------------------------------------
22.  Cable 8 - Point Controller to 750Vdc supply                27      Yes
--------------------------------------------------------------------------------
23.  Cable 9 - Point Controller to 220Vac supply                27      Yes
--------------------------------------------------------------------------------
24.  Cable 10 - OTU to Point Controller                         30      Yes
--------------------------------------------------------------------------------
25.  Cable 11 - OTU to  Traffic Controller Interface Box        88      Yes
--------------------------------------------------------------------------------
26.  Cable 12 - OTU to Platform Train Detector                  34      Yes
--------------------------------------------------------------------------------
27.  Cable 13 - Traffic Controller Interface Box to Fixed       92      Yes
     Signal Pole
--------------------------------------------------------------------------------
28.  Cable 14 - Fixed Signal Pole to Fixed Signal Pole          68      Yes
--------------------------------------------------------------------------------
29.  Cable 15 - Fixed Signal Pole to Fixed Signal Pole         172      Yes
--------------------------------------------------------------------------------

* Insert Yes, if the Contractor proposes to incorporate all the quantities available for reuse.

     Insert No, if the Contractor proposes not to incorporate any quantities available for reuse.

**   The tuning boxes shall be replaced

                                                  ------------------------------
                                                         CRC Tender Box
                                                            Opened On

                                                          -8 JUN 2001

                                                     By:_____________________
                                                     Witnessed by:___________
                                                  ------------------------------

Addendum No. 1                  Page 2 of 2                  Contract No.DB-2040
03 April 2001

[LOGO] KCR

                                                            [CHINESE CHARACTERS]
                                              Kowloon-Canton Railway Corporation
                                         [CHINESE CHARACTERS] West Rail Division

Comm Ref: WRlCRN2001-0159592                                        12 July 2001

                                                                         BY HAND


Siemens Limited
58/F, Central Plaza,
18 Harbour Road,
Wanchai,
Hong Kong.

Attn: Mr. Wilhelm Gattinger


Dear Sir,

Subject: CONTRACT NO. DB-2040
         LIGHT RAIL SIGNALLING
         LETTER OF CLARIFICATION

l. In the event that the Kowloon-Canton Railway Corporation ("the Corporation") elects to accept the Tender B submitted by you on 8 June 2001, the resulting contract (the "Contract") shall consist of and be constituted by:

            (a) the Letter of Acceptance as issued by the Corporation (which will include as an attachment, this Letter of Clarification);

            (b) the Tender (consisting of the Form of Tender [Tender B] and Appendices 1 and 2 thereto);

            (c) the General Conditions of Contract for Railway Operations Systems and the Special Conditions of Contract;

            (d)   the Employer's Drawings;

            (e) the Specification (consisting of the Particular Specification and the General Specification for Railway Operations Systems (January 1999 Edition) and

            (f)   the Articles of Agreement upon execution by the parties,

         items (b) to (f) inclusive in the form contained in the Tender Documents issued to you on 27 September 2000, as modified by Tender Addendum No. 1 and No. 2 thereto and as modified by the terms of this Letter of Clarification.

                                                                 [LOGO]   [LOGO]


[CHINESE CHARACTERS]
7/F, Citylink Plaza. Sha Tin, N.T., Hong Kong
Telephone: (852) 2684 6300 Facsimile: (852) 2601 5287

2.   The Tender Total is _______________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

3. The Pricing Schedule contained in the Pricing Document and included in Appendix 2 to the Form of Tender shall be amended in accordance with Attachment No. 1.

4. The Schedule of Milestones to the Pricing Document included in Appendix 2 to the Form of Tender shall be amended in accordance with Attachment No. 2.

5. The Particular Specification shall be amended in accordance with Attachment No. 3.

6. The Contractor's Bond and Off-shore Manufacturing Bonds to be provided by you in accordance with Clause 14 of the General Conditions of Contract, in the form contained in Schedule 5 and 8 to the General Conditions of Contract respectively, shall be obtained from the Commerzbank AG Hong Kong Branch or other bank or financial institution as accepted by the Corporation.

7. A Parent Company Guarantee and a Parent Company Undertaking in the forms contained in Schedule 6 and 7 respectively to the General Conditions of Contract, to be provided by you in accordance with Clause 14.1(b) of the General Conditions of Contract, shall be provided by Siemens Aktiengesellschaft of Wittelsbacherplatz 2, D-80333 Munchen, Federal Republic of Germany.

8. You confirm that you shall provide the key personnel listed in Attachment No. 4 to work exclusively on this Contract for the duration of the Works. No replacement of any of the persons listed in the said schedule shall be permitted without the prior written consent of the Engineer.

9. You confirm that you shall appoint Mr. Stephen J. F. Wyatt as the Project Director responsible for the management of this Contract. Mr. Stephen J. F. Wyatt may only be replaced with the approval of the Engineer.

10. A number of matters included or referred to in this Letter of Clarification and its Attachments amend various terms and provisions of certain documents listed in Paragraph 1 above. If there is any ambiguity or discrepancy between this Letter of Clarification (and its Attachments) and the documents listed in Paragraph 1 above, the contents of this Letter of Clarification (and its Attachments) shall prevail over any other document forming part of the Contract.

11. You confirm that you have read the Tender Documents issued to you on 27 February 2001, Tender Addendum No. 1 and No. 2, this Letter of Clarification (and its Attachments) and that you are satisfied that you understand the provisions contained therein. You further confirm that such documents have been taken into account in arriving at the Tender Total referred to in Paragraph 2 of this Letter of Clarification, and that, if awarded the Contract, you shall not be entitled to any increase in the Tender Total in relation to any matter contained herein save as may be expressly provided for in the Contract.

12. You confirm that save to the extent that the same are referred to in this Letter of Clarification or have otherwise been expressly incorporated into the documents forming the Contract, all comments, conditions and qualifications, whether made in writing or orally, included with or referred to in your Tender or in any subsequent correspondence or meetings between any representatives of the Corporation and your representatives, are hereby withdrawn and are of no legal effect whatsoever. Nothing in your Tender which can in any way be construed to be at variance with the terms and provisions of the documents listed in Paragraph 1 above (as modified by this Letter of Clarification) shall form part of the Contract.

13. You acknowledge that in preparing this Letter of Clarification, the Corporation is not bound to accept your Tender and that the Corporation may, without any liability to you, award the Contract to any other tenderer who has submitted a tender to the Corporation in respect of Contract No. DB-2040 Light Rail Signalling.

14. Prior to the execution of the Articles of Agreement in accordance with Clause 13.1 of the General Conditions of Contract, the Corporation may prepare a set of contract documents incorporating in the body of such documents the amendments and modifications contained in Attachment Nos. 1, 2 & 3. If so, you confirm that you will review such documents and endeavour to agree with us the revisions made, in which case, such revised documents will be included in the set of contract documents prepared for execution by the parties and the set of Attachments to this Letter of Clarification will be omitted from the said contract documents.

15. I should be grateful if you would confirm your acceptance of all matters referred to in this Letter of Clarification and Attachments hereto by signing the duplicate copy and returning it to this office.

Yours faithfully,

/s/ Ian M. Thoms                                /s/ [SIGNATURE]
----------------------------                    --------------------------------
Ian M. Thoms                                    Agreed and accepted by
Director, West Rail                             President & CEO
For and on behalf of                            Wilhelm Gattinger
The Kowloon-Canton Railway                      For and on behalf of
Corporation                                     Siemens Limited

                              CONTRACT NO. DB-2040


                              LIGHT RAIL SIGNALLING


                             LETTER OF CLARIFICATION


                                ATTACHMENT NO. 1


                                                                         [STAMP]
                                                                         [STAMP]

                       KOWLOON-CANTON RAILWAY CORPORATION       Attachment No. 1
                         West Rail Contract No. DB-2040
                              Light Rail Signalling

                        AMENDMENT TO PRICING DOCUMENTS

-------------------------------------------------------------------------------
Item
No.                                Description
-------------------------------------------------------------------------------

1.      Delete the following:               Replace with the following:

1.1     Pricing Schedule Summary
        ------------------------

        Page PS.SUM/1                       Revised Page PS.SUM/1, as attached.

1.2     Pricing Schedule
        ----------------

        Pages A/1, A/2, A/3, A/4, A.SUM/1,  Revised Pages A/1, A/2, A/3, A/4,
        B1/1, B1/2, B1.COL/1,               A.SUM/1, B1/1, B1/2, B1.COL/1,
        B2/1, B2/2, B2.COL/1,               B2/1, B2/2, B2.COL/1,
        B3/1, B3/2, B3.COL/1,               B3/1, B3/2, B3.COL/1,
        B4/1, B4/2, B4.COL/1,               B4/1, B4/2, B4.COL/1,
        B5/1, B5/2, B5.COL/1, B.SUM/1,      B5/1, B5/2, B5.COL/1, B.SUM/1,
        C1/1, C1/2, C1.COL/1,               C1/1, C1/2, C1.COL/1,
        C2/1, C2/2, C2.COL/1,               C2/1, C2/2, C2.COL/1,
        C3/1, C3/2, C3.COL/1,               C3/1, C3/2, C3.COL/1,
        C4/1, C4/2, C4.COL/1,               C4/1, C4/2, C4.COL/1,
        C5/1, C5/2, C5.COL/1,               C5/1, C5/2, C5.COL/1,
        C6/1, C6/2, C6.COL/1,               C6/1, C6/2, C6.COL/1,
        C7/1, C7/2, C7.COL/1,               C7/1, C7/2, C7.COL/1,
        C8/1, C8/2, C8.COL/1, C.SUM/1,      C8/1, C8/2, C8.COL/1, C.SUM/1,
        D1/1, D1/2, D.COL/1, D.SUM/1,       D1/1, D1/2, D.COL/1, D.SUM/1,
        E1/1, E1/2, E1.COL/1,               E1/1, E1/2, E1.COL/1,
        E2/1, E2/2, E2.COL/1,               E2/1, E2/2, E2.COL/1,
        E3/1, E3/2, E3.COL/1,               E3/1, E3/2, E3.COL/1,
        E4/1, E4/2, E4.COL/1,               E4/1, E4/2, E4.COL/1,
        E5/1, E5/2, E5.COL/1,               E5/1, E5/2, E5.COL/1,
        E6/1, E6/2, E6.COL/1,               E6/1, E6/2, E6.COL/1,
        E7/1, E7/2, E7.COL/1,               E7/1, E7/2, E7.COL/1,
        E8/1, E8/2, E8.COL/1, E.SUM/1,      E8/1, E8/2, E8.COL/1, E.SUM/1,
        F1/1, F1/2, F1.COL/1,               F1/1, F1/2; F1.COL/1,
        F2/1, F2/2, F2.COL/1, F.SUM/1       F2/1, F2/2, F2.COL/1, F.SUM/1
        G/1,  G1/2, G1.COL/1,               G/1,  G1/2, G1.COL/1,
        G2/1, G2/2, G2.COL/1,               G2/1, G2/2, G2.COL/1,
        G3/1, G3/2, G3.COL/1,               G3/1, G3/2, G3.COL/1,
        G.SUM/1                             G.SUM/1
        H/1, H/2, H/3, H/4, H/5, H.SUM/1    H/1, H/2, H/3, H/4, H/5, H.SUM/1,
                                            as attached.

-------------------------------------------------------------------------------

                                  Page 1 of 1                             Rev 1
                                                                    3 July 2001

                                                                         [STAMP]
                                                                         [STAMP]

Contract No. DB-2040 : Light Rail Resignalling                           SIEMENS
Pricing Schedule [TENDER B]                                     PRICING SCHEDULE
                                                                         SUMMARY

--------------------------------------------------------------------------------

                   Item Description                 Amount US$       Amount HK$
--------------------------------------------------------------------------------

PRICING SCHEDULE SUMMARY
------------------------

COST CENTRE A - PRELIMINARIES AND GENERAL
REQUIREMENTS                                             X              ----

COST CENTRE B - SYSTEM DESIGN                            X              ----

COST CENTRE C - SIGNALLING (CONTROL CENTRES)             X              ----

COST CENTRE D - SIGNALLING (TRACKSIDE) - PHASE 1         X              ----

COST CENTRE E - SIGNALLING (TRACKSIDE) - PHASE 2         X              ----

COST CENTRE F - SIGNALLING (ON-BOARD)                    X              ----

COST CENTRE G - SYSTEM ACCEPTANCE TESTING, TEST
ON COMPLETION AND PRE-REVENUE OPERATION                  X              ----

COST CENTRE H/1-H/2 - PROVISIONAL SUMS AND
DAYWORK (AS PER ORIGINAL SUBMISSION)                     X              ----

--------------------------------------------------------------------------------
                                    TENDER TOTAL B       X              ----
                                                     ---------------------------

The Tenderer shall complete in either Hong Kong Dollars or United States Dollars and shall complete the Tender Total in the Denominated Currency in the Pricing Schedule Summary in words in the appropriate space below:

Tender B Total in Hong Kong Dollars:

Signature                                         Signature


/s/ Wilhelm Gattinger                             /s/ Stephan Schneider
Wilhelm Gattinger                                 Stephan Schneider
President                                         Vice President
Chief Executive Officer                           Chief Financial Officer

23/02/01                                                      [STAMP]   PS.SUM/1
                                                                         [STAMP]

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre A
Pricing Schedule [TENDER B]               Preliminaries and General Requirements


--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code         Item Description                     Unit       US$         HK$
--------------------------------------------------------------------------------

       Contractual Requirements
       ------------------------

   A   Provision of performance bond               Item                   ---

   B   Provision of off-shore manufacturing        Item                   ---
       bond

   C   Provision of guarantees and                 Item                   ---
       undertaking

   D   Provision of Contractor's insurance         Item                   ---

   E   Administration of all insurances            Item                   ---
       required under the Contract
       including, but without limitation,
       Employee's Compensation and Statutory
       Employee's Compensation Levy


       Project Management
       ------------------

   F   Provision of site supervision               Item                   ---

   G   Quality management                          Item                   ---

   H   Compliance with system safety               Item                   ---
       requirements

   I   Compliance with health and safety           Item                   ---
       requirements

   J   Compliance with programming,                Item                   ---
       reporting and monitoring requirements

   K   Provision of environmental management       Item                   ---
       plan



--------------------------------------------------------------------------------
       To Summary of Cost Centre A                            X           ---
                                                         -----------------------

                                                                         [STAMP]

                                                                         [STAMP]

23/02/01                              A/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre A
Pricing Schedule [TENDER B]               Preliminaries and General Requirements

--------------------------------------------------------------------------------
 Item                   Item Description              Unit     Amount     Amount
 code                                                            US$        HK$
--------------------------------------------------------------------------------
             Contractor's Facilities
             -----------------------

   A         Provision, maintenance, operation and    Item                -----
             removal of offices

   B         Provision, maintenance, operation and    Item                -----
             removal of site amenities and utilities

             Manuals and As-built Drawings
             -----------------------------

   C         Preparation and submission               Item                -----
             Operation and Maintenance Manuals

   D         Preparation and submission of As-        Item                -----
             built Drawings

             Training
             --------

   E         Provision of training plan               Item                -----

   F         Provision of training for Employer's     Item                -----
             training instructors

   G         Provision of training materials and      Item                -----
             manuals








--------------------------------------------------------------------------------
             To Summary of Cost Centre A                          X       -----
                                                               -----------------

                                                                         [STAMP]

                                                                         [STAMP]
23/02/01                              A/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre A
Pricing Schedule [TENDER B]               Preliminaries and General Requirements

--------------------------------------------------------------------------------
 Item                   Item Description              Unit     Amount     Amount
 Code                                                            US$        HK$
--------------------------------------------------------------------------------

             Technical Assistance and Maintenance
             ------------------------------------

   A         Provision of technical assistance and    Item                 ----
             attendance during statutory inspection

   B         Provision of maintenance services        Item                 ----
             during the Defects Liability Period

             System Engineering
             ------------------

   C         System engineering and interface         Item                 ----
             management













--------------------------------------------------------------------------------
             To Summary of Coat Centre A                          X        ----
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              A/3

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre A
Pricing Schedule [TENDER B]               Preliminaries and General Requirements

--------------------------------------------------------------------------------
 Item                   Item Description              Unit     Amount     Amount
 Code                                                            US$        HK$
--------------------------------------------------------------------------------
             Contractor's Other Charges
             --------------------------

             The Contractor has entered hereunder
             any allowance for any specific item
             of work or obligation or service or
             any other thing which is necessary
             for the execution of the Works, as
             required by the Contract, which has
             been omitted from or has not been
             separately itemised in this Cost
             Centre and for which a separate
             charge is required.

             The unit of measurement for any
             Contractor's Other Charges shall be
             "sum"

             Management of operations                 Sum         X         ----




















--------------------------------------------------------------------------------
             To Summary of Cost Centre A                          X         ----
                                                               -----------------
                                                                         [STAMP]

                                                                         [STAMP]

23/02/01                               A/4

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre A
Pricing Schedule [TENDER B]               Preliminaries and General Requirements

--------------------------------------------------------------------------------
                                                              Amount     Amount
                     Item Description                           US$        HK$
--------------------------------------------------------------------------------

             SUMMARY OF COST CENTRE A
             ------------------------

             Page
             ----

             A/1                                                  X       ----

             A/2                                                  X       ----

             A/3                                                  X       ----

             A/4                                                  X       ----




















--------------------------------------------------------------------------------
             To Pricing Schedule Summary                          X       ----
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                             A.SUM/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B1
                                                           Signalling Sub System

--------------------------------------------------------------------------------
 Item                                                          Amount     Amount
 code                   Item Description              Unit       US$        HK$
--------------------------------------------------------------------------------

          Trackside Design
          ----------------

   A      Trackside Phase 1                           Item        X       ------

   B      Trackside Phase 2a                          Item        X       ------

   C      Trackside Phase 2b, 2c, 2d & 2e             Item        X       ------

          On-board Design
          ---------------

   D      Light Rail Vehicles                         Item        X       ------

   E      Light Rail Ancilliary Vehicles              Item        X       ------

          Control Centre Design
          ---------------------

   F      Operations Control Centre/ Central          Item        X       ------
          Equipment Room servers and workstations

   G      Depot Control Centre workstations           Item        X       ------

          Design Documents
          ----------------

   H      Preparation and submission of Design        Item        X       ------
          documents






--------------------------------------------------------------------------------
          Total Collection of Activity Bill No. B1/1              X       ------
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B1/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B1
                                                           Signalling Sub System

--------------------------------------------------------------------------------
 Item                                                         Amount     Amount
 code                   Item Description              Unit      US$        HK$
--------------------------------------------------------------------------------

         Contractor's Other Charges
         --------------------------

         The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

         The unit of measurement for any Contractor's             X       ------
         Other Charges shall be "sum"


















--------------------------------------------------------------------------------
         Total Collection of Activity Bill No. B1/2               X            -
                                                              ------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B1/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                          Amount         Amount
                    Item Description                        US$            HK$
--------------------------------------------------------------------------------

         COLLECTION OF ACTIVITY BILL B1
         ------------------------------
         Signalling Sub System
         ---------------------

         Page
         ----

         B1/1                                                X           ------

         B1/2                                                X























--------------------------------------------------------------------------------
                           To Summary of Cost Centre B       X           ------
                                                          ----------------------


                                                                         [STAMP]
                                                                         [STAMP]
23/02/01                            B1.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B2
                                                                 PIDS Sub System

--------------------------------------------------------------------------------
Item                                                          Amount     Amount
Code                 Item Description                Unit       US$        HK$
--------------------------------------------------------------------------------

        Trackside Design
        ----------------

 A      Trackside Phase 1                            Item       X         ----

 B      Trackside Phase 2a                           Item       X         ----

 C      Trackside Phase 2b, 2c, 2d & 2e              Item       X         ----

        On-board Design
        ---------------

 D      Light Rail Vehicles                          Item       X         ----

 E      Light Rail Ancilliary Vehicles               Item       X         ----

        Control Centre Design
        ---------------------

 F      Operations Control Centre/ Central           Item       X         ----
        Equipment Room servers and workstations

 G      Depot Control Centre workstations            Item       X         ----

        Design Documents
        ----------------

 H      Preparation and submission of Design         Item       X         ----
        documents






--------------------------------------------------------------------------------
        Total Collection of Activity Bill No. B2                X         ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                               B2/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B2
                                                                 PIDS Sub System

--------------------------------------------------------------------------------
Item                                                          Amount     Amount
Code           Item Description                       Unit     US$         HK$
--------------------------------------------------------------------------------
         Contract's Other Charges
         ------------------------

         The Contractor has entered hereunder
         any allowance for any specific item of
         work or obligation or service or any
         other thing which is necessary for
         the execution of the Works, as
         required by the Contract, which has
         been omitted from or has not been
         separately itemised in this Cost
         Centre and for which a separate
         charge is required.

         The unit of measurement for any                        X        ------
         Contractor's Other Charges shall be
         "sum"





--------------------------------------------------------------------------------
         Total Collection of Activity Bill No. B2               X             -
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B2/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                        Amount          Amount
                 Item Description                         US$             HK$
--------------------------------------------------------------------------------

          COLLECTION OF ACTIVITY BILL B2
          ------------------------------
          PIDS Sub System
          ---------------

          Page
          ----

          B2/1                                             X            ------

          B2/2                                             X








































--------------------------------------------------------------------------------
                To Sumnary of Cost Centre B                X            ------
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            B2.COL/l

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B3
                                                                  DDS Sub System

--------------------------------------------------------------------------------
Item                                                            Amount    Amount
Code                 Item Description                  Unit       US$       HK$
--------------------------------------------------------------------------------

       Trackside Design
       ----------------

  A    Trackside Phase 1                              Item         X       ----

  B    Trackside Phase 2a                             Item         X       ----

  C    Trackside Phase 2b, 2c, 2d & 2e                Item         X       ----

       On-board Design
       ---------------

  D    Light Rail Vechicles                           Item         X       ----

  E    Light Rail Ancilliary Vehicles                 Item         X       ----

       Control Centre Design
       ---------------------

  F    Operations Control Centre/ Central Equipment   Item         X       ----
       Room servers and workstations

  G    Depot Control Centre workstations              Item         X       ----

       Design Documents
       ----------------

  H    Preparation and submission of Design           Item         X       ----
       documents






--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. B3                    X       ----
                                                              ------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                             B3/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B3
                                                                  DDS Sub System

--------------------------------------------------------------------------------
Item                                                            Amount    Amount
Code                 Item Description                  Unit       US$       HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

       The unit of measurement for any Contractor's                X       ----
       Other Charges shall be "sum"














--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. B3                    X          -
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            B3/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                    Amount          Amount
             Item Description                         US$             HK$
--------------------------------------------------------------------------------

      COLLECTION OF ACTIVITY BILL B3
      ------------------------------
      DDS Sub System
      --------------

      Page
      ----

      B3/1                                             X             ----

      B3/2                                             X                -















--------------------------------------------------------------------------------
                To Summary of Cost Centre B            X             ----
                                            ------------------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                           B3.COL/l

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B4
                                                     Micro Controller Sub System

--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code                    Item Description          Unit       US$         HK$
--------------------------------------------------------------------------------

       Trackside Design
       ----------------

   A   Trackside Phase 1                           Item       X         ----

   B   Trackside Phase 2a                          Item       X         ----

   C   Trackside Phase 2b, 2c, 2d & 2e             Item       X         ----

       On-board Design
       ---------------

   D   Light Rail Vehicles                         Item       X         ----

   E   Light Rail Ancilliary Vehicles              Item       X         ----

       Control Centre Design
       ---------------------

   F   Operations Control Centre/Central Equipment Item       X         ----
       Room servers and workstations

   G   Depot Control Centre workstations           Item       X         ----

       Design Documents
       ----------------

   H   Preparation and submission of Design        Item       X         ----
       documents




--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. B4               X         ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B4/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B4
                                                     Micro Controller Sub System

--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code                    Item Description          Unit       US$         HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

       The unit of measurement for any Contractor's           X           ----
       Other Charges shall be "sum"











--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. B4               X              -
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B4/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                            Amount      Amount
                         Item Description                     US$         HK$
--------------------------------------------------------------------------------

       COLLECTION OF ACTIVITY BILL B4
       ------------------------------
       Micro Controller Sub System
       ---------------------------

       Page
       ----

       B4/1                                                   X           ----

       B4/2                                                   X              -















--------------------------------------------------------------------------------
                            To Summary of Cost Centre B       X           ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            B4.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B5
                                                               Clocks Sub System

--------------------------------------------------------------------------------
Item                                                          Amount      Amount
Code             Item Description                    Unit       US$         HK$
--------------------------------------------------------------------------------

       Trackside Design
       ----------------

  A    Trackside Phase 1                             Item        X        -----

  B    Trackside Phase 2a                            Item        X        -----

  C    Trackside Phase 2b, 2c, 2d, & 2e              Item        X        -----

       On-board Design
       ---------------

  D    Light Rail Vehicles                           Item        X        -----

  E    Light Rail Ancilliary Vehicles                Item        X        -----

       Control Centre Design
       ---------------------

  F    Operations Control Centre/Central Equipment   Item        X        -----
       Room servers and workstations

  G    Depot Control Centre workstations             Item        X        -----

       Design Documents
       ----------------

  H    Preparation and submission of Design          Item        X        -----
       documents




--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. B5                     X     -----
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B5/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design
                                                                Activity Bill B5
                                                               Clocks Sub System

--------------------------------------------------------------------------------
  Item                                                     Amount     Amount
  Code               Item Description               Unit     US$        HK$
--------------------------------------------------------------------------------
        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

        The unit of measurement for any                      x        ----
        Contractor's Other Charges shall be "sum"







--------------------------------------------------------------------------------
        Total Collection of Activity Bill No. B5             x           -
                                                        ------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              B5/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                        Amount       Amount
                   Item Description                       US$          HK$
--------------------------------------------------------------------------------

         COLLECTION OF ACTIVITY BILL B5
         ------------------------------
         Clocks Sub System
         -----------------

         Page
         ----

         B5/1                                              x          ----

         B5/2                                              x








--------------------------------------------------------------------------------
                        To Summary of Cost Centre B        x          ----
                                                    ----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            B5.COL/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                             Signalling System Design

--------------------------------------------------------------------------------
                                                      Amount         Amount
                    Item Description                    US$            HK$
--------------------------------------------------------------------------------

          SUMMARY OF COST CENTRE B
          ------------------------


          Page
          ----

          B1.COL/1                                       X            ------

          B2.COL/1                                       X            ------

          B3.COL/1                                       X            ------

          B4.COL/1                                       X            ------

          B5.COL/1                                       X            ------


--------------------------------------------------------------------------------
                        To Pricing Schedule Summary      X            ------
                                                   -----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                             B.SUM/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C1
                                     Signalling Sub System (OCC & CER) - Phase 1

--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code                    Item Description          Unit       US$         HK$
--------------------------------------------------------------------------------

       Procurement, Manufacture and Delivery
       -------------------------------------

   A   Operations Control Centre/ Central          Item       X           ----
       Equipment Room servers and workstations

   B   Depot Control Centre Servers and            Item       X           ----
       Workstations

   C   Software                                    Item       X           ----

       Installation
       ------------

   D   Operations Control Centre/ Central          Item       X           ----
       Equipment Room servers and workstations

   E   Depot Control Centre Servers and            Item       X           ----
       Workstations

   F   Software                                    Item       X           ----

       Testing and Commissioning
       -------------------------

   G   Operations Control Centre/ Central          Item       X           ----
       Equipment Room servers and workstations

   H   Depot Control Centre Servers and            Item       X           ----
       Workstations

   I   Software                                    Item       X           ----





--------------------------------------------------------------------------------
       Total Collection of Activity Bill No. C1               X           ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C1/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre B
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C1
                                     Signalling Sub System (OCC & CER) - Phase 1

--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code                 Item Description             Unit       US$         HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost
       Centre and for which a separate charge is required.

       The unit of measurement for any                        X           ----
       Contractor's Other Charges shall be "sum"











--------------------------------------------------------------------------------
       To Collection of Activity Bill No. C1                  X              -
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C1/2

                                                                         SIEMENS
Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                       Amount         Amount
                    Item Description                     US$            HK$
--------------------------------------------------------------------------------

     COLLECTION OF ACTIVITY BILL C1
     ------------------------------
     Signalling Sub System (OCC & CER) - Phase 1
     -----------------------------------

     Page
     ----

     C1/1                                                X             ----

     C1/2                                                X


--------------------------------------------------------------------------------
                    To Summary of Cost Centre C          X             ----
                                               ---------------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            C1.COL/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C2
                                     PIDS Sub System (Control Centres) - Phase 1

--------------------------------------------------------------------------------
 Item                                                       Amount       Amount
 Code              Item Description                Unit       US$           HK$
--------------------------------------------------------------------------------

       Procurement, Manufacture and Delivery
       -------------------------------------

   A   Operations Control Centre/ Central          Item       X         ----
       Equipment Room servers and workstations

   B   Depot Control Centre Servers and            Item       X         ----
       Workstations

   C   Software                                    Item       X         ----

       Installation
       ------------

   D   Operations Control Centre/ Central          Item       X         ----
       Equipment Room servers and workstations

   E   Depot Control Centre Servers and            Item       X         ----
       Workstations

   F   Software                                    Item       X         ----

       Testing and Commissioning
       -------------------------

   G   Operations Control Centre/ Central          Item       X         ----
       Equipment Room servers and workstations

   H   Depot Control Centre Servers and            Item       X         ----
       Workstations

   I   Software                                    Item       X         ----





--------------------------------------------------------------------------------
       To Collection of Activity Bill No. C2                  X         ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C2/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C2
                                     PIDS Sub System (Control Centres) - Phase 1
--------------------------------------------------------------------------------
 Item                                                       Amount      Amount
 Code                 Item Description             Unit       US$         HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost
       Centre and for which a separate charge is required.

       The unit of measurement for any
       Contractor's Other Charges shall be "sum"

       Procurement, Manufacture and Delivery /      Sum       X           ----
       Installation / Test & Commissioning for
       PIDS Sub System








--------------------------------------------------------------------------------
       To Collection of Activity Bill No. C2                  X           ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C2/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                        Amount        Amount
              Item Description                            US$           HK$
--------------------------------------------------------------------------------

   COLLECTION OF ACTIVITY BILL C2
   ------------------------------
   Pids Sub System (OCC & CER) - Phase 1
   -------------------------------------


   Page
   ----

   C2/1                                                     X

   C2/2                                                     X            ---




--------------------------------------------------------------------------------
                      To Summary of Cost Centre c           X            ---
                                                         -----------------------

                                                                        [STAMP]
                                                                        [STAMP]

23/02/01                              C2.COL/1

                                                                         SIEMENS

Contract NO. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C3
                                         Clocks Sub System (OCC & CER) - Phase 1

--------------------------------------------------------------------------------
   Item                                                          Amount  Amount
   Code              Item Description                   Unit      US$      HK$
--------------------------------------------------------------------------------

           Procurement, Manufacture and Delivery
           -------------------------------------

     A     Operations Control Centre/ Central             Item     X      ----
           Equipment Room servers and workstations

     B     Depot Control Centre Servers and               Item     X      ----
           Workstations

     C     Software                                       Item     X      ----

           Installation
           ------------

     D     Operations Control Centre/ Central             Item     X      ----
           Equipment Room servers and workstations

     E     Depot Control Centre Servers and               Item     X      ----
           Workstations

     F     Software                                       Item     X      ----

           Testing and Commissioning
           -------------------------

     G     Operations Control Centre/ Central             Item     X      ----
           Equipment Room servers and workstations

     H     Depot Control Centre Servers and               Item     X      ----
           wokstations

     I     Software                                       Item     X      ----

--------------------------------------------------------------------------------
            To Collection of Activity Bill No. C3                  X      ----
                                                                 ---------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C3/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C3
                                         Clocks Sub System (OCC & CER) - Phase 1

--------------------------------------------------------------------------------
Item                                                          Amount     Amount
Code              Item Description                 Unit         US$        HK$
--------------------------------------------------------------------------------
           Contractor's Other Charges
           --------------------------

           The Contractor has entered hereunder
           any allowance for any specific item of
           work or obligation or service or any
           other thing which is necessary for the
           execution of the Works, as required by
           the Contract, which has been omitted
           from or has not been separately
           itemised in this Cost Centre and for
           which a separate charge is required.

           The unit of measurement for any
           Contractor's Other Charges shall be
           "sum"

           Procurement, Manufacture and Delivery / Sum          X         ---
           Installation / Test & Commissioning for
           Clock Sub System



--------------------------------------------------------------------------------
           To Collection of Activity Bill No. C3                X         ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C3/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                              Amount     Amount
                  Item Description                              US$        HK$
--------------------------------------------------------------------------------

           COLLECTION OF ACTIVITY BILL C3
           ------------------------------
           Clocks Sub System (OCC & CER) - Phase 1
           ---------------------------------------

           Page
           ----

           C3/1                                                 X

           C3/2                                                 X         ---



--------------------------------------------------------------------------------
                                To Summary of Cost Centre C     X         ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C3.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                   Signalling System(Contro1 Centres)
                                                                Activity Bill C4
                                Micro Controller Sub System(OCC & CER) - Phase 1

--------------------------------------------------------------------------------
  Item                                                          Amount    Amount
  Code                   Item Description               Unit      US$       HK$
--------------------------------------------------------------------------------

          Procurement, Manufacture and Delivery
          -------------------------------------

   A      Operations Control Centre/ Central            Item       X       ----
          Equipment Room servers and workstations

   B      Depot Control Centre Servers and              Item       X       ----
          Workstations

   C      Software                                      Item       X       ----

          Installation
          ------------

   D      Operations Control Centre/ Central            Item       X       ----
          Equipment Room servers and workstations

   E      Depot Control Centre Servers and              Item       X       ----
          Workstations

   F      Software                                      Item       X       ----

          Testing and Commissioning
          -------------------------

   G      Operations Control Centre/ Central            Item       X       ----
          Equipment Room servers and workstations

   H      Depot Control Centre Servers and              Item       X       ----
          Workstations

   I      Software                                      Item       X       ----









--------------------------------------------------------------------------------
          To Collection of Activity Bill No. C4                    X       ----
                                                                   -------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C4/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                   Signalling System(Contro1 Centres)
                                                                Activity Bill C4
                                Micro Controller Sub System(OCC & CER) - Phase 1

--------------------------------------------------------------------------------
  Item                                                        Amount      Amount
  Code                   Item Description            Unit       US$         HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder
        any allowance for any specific item of
        work or obligation or service or any
        other thing which is necessary for the
        execution of the Works, as required by
        the Contract, which has been omitted
        from or has not been separately
        itemised in this Cost Centre and for
        which a separate charge is required.

        The unit of measurement for any
        Contractor's Other Charges shall be
        "sum"



        Procurement, Manufacture and Delivery         Sum        X         -----
        / Installation / Test & Commissioning
        for Micro Controller Sub System


















--------------------------------------------------------------------------------
        To Collection of Activity Bill No. C4                    X         -----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C4/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                        Amount         Amount
                        Item Description                  US$            HK$
--------------------------------------------------------------------------------

         COLLECTION OF ACTIVITY BILL C4
         ------------------------------
         Micro Controller Sub System (OCC & CER) -
         -----------------------------------------
         Phase 1
         -------

         Page
         ----


         C4/1                                              X

         C4/2                                              X            -----



































--------------------------------------------------------------------------------
                          To Summary of Cost Centre C      X            -----
                                                     ---------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            C4.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C5
                   Signalling Sub System (OCC & CER) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------

Item                                                             Amount   Amount
Code           Item Description                            Unit             HK$
--------------------------------------------------------------------------------

       Procurement, Manufacture and Delivery
       -------------------------------------

 A     Operations Control Centre/ Central                  Item      X     ----
       Equipment Room servers and workstations

 B     Depot Control Centre Servers and                    Item      X     ----
       Workstations

 C     Software                                            Item      X     ----

       Installation
       ------------

 D     Operations Control Centre/ Central                  Item      X     ----
       Equipment Room servers and workstations

 E     Depot Control Centre Servers and                    Item      X     ----
       Workstations

 F     Software                                            Item      X     ----

       Testing and Commissioning
       -------------------------

 G     Operations Control Centre/ Central                  Item      X     ----
       Equipment Room servers and workstations

 H     Depot Control Centre Servers and                    Item      X     ----
       Workstations

 I     Software                                            Item      X     ----


--------------------------------------------------------------------------------
       To Collection of Activity Bill No. C5                         X     ----
                                                                    ------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C5/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C5
                   Signalling Sub System (OCC & CER) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                         Amount     Amount
 Code                   Item Description              Unit                 HK$
--------------------------------------------------------------------------------

            Contractor's Other Charges
            --------------------------

            The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost
            Centre and for which a separate charge is required.

            The unit of measurement for any                       X       ------
            Contractor's Other Charges shall be "sum"














--------------------------------------------------------------------------------
            To Collection of Activity Bill No. C5                 X       ------
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C5/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                          Amount        Amount
                     Item Description                       US$           HK$
--------------------------------------------------------------------------------

       COLLECTION OF ACTIVITY BILL C5
       ------------------------------
       Signalling Sub System (OCC & CER) - Phase 2a,
       ---------------------------------------------
       2b, 2c, 2d & 2e
       ---------------

       Page
       ----

       C5/1                                                  X          -------

       C5/2                                                  X
















--------------------------------------------------------------------------------
                           To Summary of Cost Centre C       X          -------
                                                          ----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            C5.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C6
                   PIDS Sub System (Contro1 Centres) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
Item                                                             Amount   Amount
Code                    Item Description                 Unit      US$      HK$
--------------------------------------------------------------------------------

         Procurement, Manufacture and Delivery
         -------------------------------------

 A       Operations Control Centre/ Central              Item       X     ------
         Equipment Room servers and workstations

 B       Depot Control Centre Servers and                Item       X     ------
         Workstations


 C       Software                                        Item       X     ------

         Installation
         ------------

 D       Operations Control Centre/ Central              Item       X     ------
         Equipment Room servers and workstations

 E       Depot Control Centre Servers and                Item       X     ------
         Workstations

 F       Software                                        Item       X     ------

         Testing and Commissioning
         -------------------------

 G       Operations Control Centre/ Central              Item       X     ------
         Equipment Room servers and workstations

 H       Depot Control Centre Servers and                Item       X     ------
         Workstations

 I       Software                                        Item       X     ------



--------------------------------------------------------------------------------
         To Collection of Activity Bill No. C6                      X     ------
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C6/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C6
                   PIDS Sub System (Control Centres) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                            Amount Amount
 Code           Item Description                         Unit      US$    HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost
        Centre and for which a separate charge is required.

        The unit of measurement for any                             X
        Contractor's Other Charges shall be "sum"

        Procurement, Manufacture and Delivery /          Sum        X      -----
        Installation / Test & Commissioning for
        PIDS Sub System


--------------------------------------------------------------------------------
        To Collection of Activity Bill No. C6                       X      -----
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C6/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                           Amount         Amount
        Item Description                                     US$            HK$
--------------------------------------------------------------------------------

    COLLECTION OF ACTIVITY BILL C6
    ------------------------------
    Pids Sub System (OCC & CER) - Phase 2a, 2b, 2c,
    -----------------------------------------------
    2d & 2e
    -------

    Page
    ----

    C6/1                                                       X

    C6/2                                                       X           ---








--------------------------------------------------------------------------------
                          To Summary of Cost Centre C          X           ---
                                                      --------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                               C6.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C7
                       Clocks Sub System (OCC & CER) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
  Item                                                      Amount      Amount
  Code           Item Description                  Unit       US$         HK$
--------------------------------------------------------------------------------
        Procurement Manufacture and Delivery
        ------------------------------------

   A    Operations Control Centre/ Central         Item        X        ------
        Equipment Room servers and workstations

   B    Depot Control Centre Servers and           Item        X        ------
        Workstations

   C    Software                                   Item        X        ------

        Installation
        ------------

   D    Operations Control Centre/ Central         Item        X        ------
        Equipment Room servers and workstations

   E    Depot Control Centre Servers and           Item        X        ------
        Workstations

   F    Software                                   Item        X        ------

        Testing and Commissioning
        -------------------------

   G    Operations Control Centre/ Central         Item        X        ------
        Equipment Room servers and workstations

   H    Depot Control Centre Servers and           Item        X        ------
        Workstations

   I    Software                                   Item        X        ------


--------------------------------------------------------------------------------
        To Collection of Activity Bill No. C7                 X         ------
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C7/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C7
                      Clocks Sub System (OCC & CER) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
Item                                                            Amount Amount
Code        Item Description                              Unit    US$    HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

        The unit of measurement for any Contractor's
        Other Charges shall be "sum"

        Procurement, Manufacture and Delivery /           Sum     X      -----
        Installation / Test & Commissioning for Clock
        Sub System

--------------------------------------------------------------------------------
          To Collection of Activity Bill No. C7                   X      -----
                                                                ----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C7/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                      Amount         Amount
                    Item Description                    US$            HK$
--------------------------------------------------------------------------------

     COLLECTION OF ACTIVITY BILL C7
     ------------------------------
     Clocks Sub System (OCC & CER) - Phase 2a, 2b,
     ---------------------------------------------
     2c, 2d & 2e
     -----------

     Page
     ----

     C7/1                                                X

     C7/2                                                X            ------


--------------------------------------------------------------------------------
                    To Summary of Cost Centre C          X            ------
                                               ---------------------------------


                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            C7.COL/1

                                                                         SIEMENS


Contract No. DB-2040: Light Rail Signalling                        Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C8
              Micro Controller Sub System (OCC & CER) - Phase 2a 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                       mount     Amount
 Code                 Item Description              Unit      US$        HK$
--------------------------------------------------------------------------------

       Procurement Manufacture and Delivery
       ------------------------------------

  A    Operations Control Centre/ Central           Item      X          ----
       Equipment Room servers and
       workstations

  B    Depot Control Centre Serves and              Item      X          ----
       Workstations

  C    Software                                     Item      X          ----

       Installation
       ------------

  D    Operations Control Centre/Central            Item      X          ----
       Equipment Room servers and
       workstations

  E    Depot Control Centre Serves and              Item      X          ----
       Workstations

  F    Software                                     Item      X          ----

       Testing and Commissioning
       -------------------------

  G    Operations Control Centre/ Central           Item      X          ----
       Equipment Room servers and workstations

  H    Depot Control Centre Servers and             Item      X          ----
       Workstations

  I    Software                                     Item      X          ----

--------------------------------------------------------------------------------
       To Collection of Activity Bill No. C8                  X          ----
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C8/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)
                                                                Activity Bill C8
             Micro Controller Sub System (OCC & CER) - Phase 2a, 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
Item                                                         Amount      Amount
Code                  Item Description                Unit     US$         HK$
--------------------------------------------------------------------------------

      Contractor's Other Charges
      --------------------------

      The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

      The unit of measurement for any Contractor's
      Other Charges shall be "sum"

      Procurement, Manufacture and Delivery /          Sum        X       ----
      Installation / Test & Commissioning for Micro
      Controller Sub System

--------------------------------------------------------------------------------
      To Collection of Activity Bill No. C8                       X       ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C8/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre C
Pricing Schedule [TENDER B]                  Signalling System (Control Centres)

--------------------------------------------------------------------------------
                     Item Description                    Amount         Amount
                                                           US$            HK$
--------------------------------------------------------------------------------

       COLLECTION OF ACTIVITY BILL C8
       ------------------------------
       Micro controller Sub System (OCC & CER)- Phase
       ----------------------------------------------
       2a, 2b, 2c, 2d & 2e
       -------------------

       Page
       ----

       C8/1                                                 X

       C8/2                                                 X            ----


--------------------------------------------------------------------------------
                              To Summary of Cost Centre C   X            ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                           C8.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail                                  Cost Centre C
Signalling Pricing Schedule [TENDER B]       Signalling System (Control Centres)

--------------------------------------------------------------------------------
                                                   Amount         Amount
               Item Description                      US$            HK$
--------------------------------------------------------------------------------

        SUMMARY OF COST CENTRE C
        ------------------------


        Page
        ----

        C1.COL/1                                     X             -----

        C2.COL/1                                     X             -----

        C3.COL/1                                     X             -----

        C4.COL/1                                     X             -----

        C5.COL/1                                     X             -----

        C6.COL/1                                     X             -----

        C7.COL/1                                     X             -----

        C8.COL/1                                     X             -----

--------------------------------------------------------------------------------
                        To Pricing Schedule Summary  X             -----
                                                   -----------------------------


                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              C.SUM/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre D
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill D1
                                     Signalling Sub System (Trackside) - Phase 1
-------------------------------------------------------------------------------
  Item                                                          Amount   Amount
  Code          Item Description                        Unit     US$      HK$
-------------------------------------------------------------------------------

          Procurement, Manufacture and Delivery
          -------------------------------------

   A      Operations Control Centre/ Central            Item      X      ------
          Equipment Room servers and workstations

   B      Depot Control Centre Servers and              Item      X      ------
          Workstations

   c      Software                                      Item      X      ------

          Installation
          ------------

   D      Operations Control Centre/ Central            Item      X      ------
          Equipment Room servers and workstations

   E      Depot Control Centre Central Servers          Item      X      ------
          and equipment

   F      Software                                      Item      X      ------

          Testing and Commissioning
          -------------------------

   G      Operations Control Centre/ Central            Item      X      ------
          Equipment Room servers and workstations

   H      Depot Control Centre Servers and equipment    Item      X      ------

   I      Software                                      Item      X      ------
-------------------------------------------------------------------------------
          To Collection of Activity Bill No. D1                   X      ------
                                                                 --------------


                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              D1/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre D
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill D1
                                     Signalling Sub System (Trackside) - Phase 1

--------------------------------------------------------------------------------
Item                                                       Amount        Amount
Code              Item Description                Unit       US$           HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder
       any allowance for any specific item
       of work or obligation or service or
       any other thing which is necessary
       for the execution of the Works, as
       required by the Contract, which has
       been omitted from or has not been
       separately itemised in this Cost
       Centre and for which a separate
       charge is required.

       The unit of measurement for any                           X
       Contractor's Other Charges shall be
       "sum"

       Procurement, Manufacture and Delivery      Lump           X         ----
       / Installation / Test & Commissioning      Sum
       for Signalling Trackside Phase 1

--------------------------------------------------------------------------------
       To Collection of Activity Bill No. D1                     X         ----
                                                              ------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              D1/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre D
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                       Amount         Amount
                  Item Description                       US$            HK$
--------------------------------------------------------------------------------

          COLLECTION OF ACTIVITY BILL D1
          ------------------------------
          Signalling Sub System (Trackside) - Phase 1
          -------------------------------------------

          Page
          ----

          D1/1                                            X

          D1/2                                            X           ----














--------------------------------------------------------------------------------
                    To Summary of Cost Centre D           X           ----
                                                      --------------------------


                                                                         [STAMP]
                                                                         [STAMP]
23/02/01                             D.COL/1

                                                                         SIEMENS


Contract No. DB-2040: Light Rail Signalling                        Cost Centre D
Pricing Schedule [Tender B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
               Item Description                              Amount     Amount
                                                               US$        HK$
--------------------------------------------------------------------------------

        SUMMARY OF COST CENTRE D
        ------------------------

        Page
        ----

        D1.COL/1                                                 x        -----









--------------------------------------------------------------------------------
                            To Pricing Schedule Summary          x        -----
                                                            --------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                             D.SUM/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E1
                                    Signalling Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
   Item                                                        Amount   Amount
   Code               Item Description              Unit        US$       HK$
--------------------------------------------------------------------------------

         Procurement, Manufacture and Delivery
         -------------------------------------

    A    Trackside equipment                        Item         X        ---

    B    Local outstation equipment                 Item         X        ---

    C    Stop Equipment                             Item         X        ---

    D    Terminus Equipment                         Item         X        ---

         Installation
         ------------

    E    Trackside equipment                        Item         X        ---

    F    Local outstation equipment                 Item         X        ---

    G    Stop Equipment                             Item         X        ---

    H    Terminus Equipment                         Item         X        ---

         Testing and Commissioning
         -------------------------

    I    Trackside equipment                        Item         X        ---

    J    Local outstation equipment                 Item         X        ---

    K    Stop Equipment                             Item         X        ---

    L    Terminus Equipment                         Item         X        ---


--------------------------------------------------------------------------------
         To Collection of Activity Bill No. E1                   X        ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E1/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                         Signalling System(Trackside)
                                                                Activity Bill E1
                                    Signalling Sub System (Trackside) - Phase 2a
--------------------------------------------------------------------------------
  Item                                                     Amount       Amount
  Code            Item Description                 Unit      US$          HK$
--------------------------------------------------------------------------------

         Contractor's Other Charges
        ----------------------------

        The Contractor has entered hereunder
        any allowance for any specific item of
        work or obligation or service or any
        other thing which is necessary for the
        execution of the Works, as required by
        the Contract, which has been omitted
        from or has not been separately
        itemised in this Cost Centre and for
        which a separate charge is required.

         The unit of measurement for any                    X          ------
        Contractor's Other Charges shall be
        "sum"












--------------------------------------------------------------------------------
        To Collection of Activity Bill No. E1               X          ------
                                                      --------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E1/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule (TENDER B)                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                           Amount    Amount
                 Item Description                            US$       HK$
--------------------------------------------------------------------------------

         COLLECTION OF ACTIVITY BILL E1
         ------------------------------

         Signalling Sub System (Trackside) - Phase 2a
         --------------------------------------------

         Page
         ----

         E1/1                                                X        ----

         E1/2                                                X

--------------------------------------------------------------------------------
                               To Summary of Cost Centre E   X        ----
                                                            --------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                           E1.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E2
                                          PIDS Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
   Item                                                        Amount   Amount
   Code               Item Description              Unit        US$       HK$
--------------------------------------------------------------------------------

         Procurement, Manufacture and Delivery
         -------------------------------------

    A    Trackside equipment                        Item         X        ---

    B    Local outstation equipment                 Item         X        ---

    C    Stop Equipment                             Item         X        ---

    D    Terminus Equipment                         Item         X        ---

         Installation
         ------------

    E    Trackside equipment                        Item         X        ---

    F    Local outstation equipment                 Item         X        ---

    G    Stop Equipment                             Item         X        ---

    H    Terminus Equipment                         Item         X        ---

         Testing and Commissioning
         -------------------------

    I    Trackside equipment                        Item         X        ---

    J    Local outstation equipment                 Item         X        ---

    K    Stop Equipment                             Item         X        ---

    L    Terminus Equipment                         Item         X        ---


--------------------------------------------------------------------------------
         To Collection of Activity Bill No. E2                   X        ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E2/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E2
                                          PIDS Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
   Item                                                        Amount   Amount
   Code               Item Description              Unit        US$       HK$
--------------------------------------------------------------------------------
          Contractor's Other Charges
          --------------------------

          The Contractor has entered hereunder
          any allowance for any specific item of
          work or obligation or service or any
          other thing which is necessary for the
          execution of the Works, as required by
          the Contract, which has been omitted
          from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

          The unit of measurement for any
          Contractor's Other Charges shall be
          "sum"                                                  X        ---

--------------------------------------------------------------------------------
          To Collection of Activity Bill No. E2                  X        ---
                                                            --------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E2/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule (TENDER B)                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                   Amount          Amount
                     Item Description                 US$             HK$
--------------------------------------------------------------------------------

          COLLECTION OF ACTIVITY BILL E2
          ------------------------------
          PIDS Sub System (Trackside) - Phase 2a
          --------------------------------------

          Page
          ----

          E2/1                                        X              ----

          E2/2                                        X




















--------------------------------------------------------------------------------
                       To Summary of Cost Centre E    X              ----
                                                  ------------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E2.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule (TENDER B)                        Signalling System (Trackside)
                                                                Activity Bill E3
                                        Clocks Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
Item                                                          Amount    Amount
Code               Item Description             Unit           US$        HK$
--------------------------------------------------------------------------------

      Procurement, Manufacture and Delivery
      -------------------------------------

  A   Trackside equipment                       Item            X        ----
  B   Local outstation equipment                Item            X        ----
  C   Stop Equipment                            Item            X        ----
  D   Terminus Equipment                        Item            X        ----

      Installation
      -------------

  E   Trackside equipment                       Item            X        ----
  F   Local outstation equipment                Item            X        ----
  G   Stop Equipment                            Item            X        ----
  H   Terminus Equipment                        Item            X        ----

      Testing and Commissioning
      -------------------------

  I   Trackside equipment                       Item            X        ----
  J   Local outstation equipment                Item            X        ----
  K   Stop Equipment                            Item            X        ----
  L   Terminus Equipment                        Item            X        ----

--------------------------------------------------------------------------------
      To Collection of Activity Bill No. E3                     X        ----
                                                       -------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E3/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E3
                                        Clocks Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
Item                                                         Amount     Amount
Code          Item Description                     Unit        US$        HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

        The unit of measurement for any                          X       ----
       Contractor's Other Charges shall be "sum"










--------------------------------------------------------------------------------
       To Collection of Activity Bill No. E1                     X       ----
                                                      --------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E3/2

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                      Amount          Amount
                Item Description                        US$             HK$
--------------------------------------------------------------------------------

        COLLECTION OF ACTIVITY BILL E3
        ------------------------------
        Clocks Sub System (Trackside) - Phase 2a
        ----------------------------------------

        Page
        ----

        E3/1                                             X             ----

        E3/2                                             X









--------------------------------------------------------------------------------
                        To Summary of Cost Centre E      X             ----
                                                      --------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E3.COL/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E4
                              Micro Controller Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
 Item                                                        Amount    Amount
 Code        Item Description                     Unit         US$       HK$
--------------------------------------------------------------------------------

        Procurement, Manufacture and Delivery
        ---------------------------------------


  A     Trackside equipment                       Item         X        ---

  B     Local outstation equipment                Item         X        ---


  C     Stop Equipment                            Item         X        ---

  D     Terminus Equipment                        Item         X        ---

        Installation
        --------------

  E     Trackside equipment                       Item         X        ---

  F     Local outstation equipment                Item         X        ---


  G     Stop Equipment                            Item         X        ---

  H     Terminus Equipment                        Item         X        ---

        Testing and Commissioning
        ---------------------------

  I     Trackside equipment                       Item         X        ---

  J     Local outstation equipment                Item         X        ---


  K     Stop Equipment                            Item         X        ---

  L     Terminus Equipment                        Item         X        ---





--------------------------------------------------------------------------------
        To Collection of Activity Bill No. E4                  X        ---
                                                          ----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E4/1

                                                                         SIEMENS

Contract No. DB-2040: Light Rail Signalling                        Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E4
                              Micro Controller Sub System (Trackside) - Phase 2a

--------------------------------------------------------------------------------
 Item               Item Description               Unit       Amount     Amount
 Code                                                           US$        HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

         The unit of measurement for any                         X         ----
        Contractor's Other Charges shall be "sum"














--------------------------------------------------------------------------------
        To Collection of Activity Bill No. E4                    X         ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E4/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                             Amount     Amount
          Item Description                                     US$        HK$
--------------------------------------------------------------------------------

      COLLECTION OF ACTIVITY BILL E4
      ------------------------------
      Micro Controller Sub System (Trackside) -
      -------------------------------------------
      Phase 2a
      --------

      Page
      ----

      E4/1                                                      X        ----

      E4/2                                                      X        ----

--------------------------------------------------------------------------------
                              To Summary of Cost Centre E       X        ----
                                                          ----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E4.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E5
                       Signalling Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
   Item                                                        Amount    Amount
   Code          Item Description                     Unit       US$       HK$
--------------------------------------------------------------------------------

         Procurement, Manufacture and Delivery
         -------------------------------------


    A    Trackside equipment                          Item        X       ----

    B    Local outstation equipment                   Item        X       ----

    C    Stop Equipment                               Item        X       ----

    D    Terminus Equipment                           Item        X       ----

         Installation
         ------------

    E    Trackside equipment                          Item        X       ----

    F    Local outstation equipment                   Item        X       ----

    G    Stop Equipment                               Item        X       ----

    H    Terminus Equipment                           Item        X       ----

         Testing and Commissioning
         -------------------------

    I    Trackside equipment                          Item        X       ----

    J    Local outstation equipment                   Item        X       ----

    K    Stop Equipment                               Item        X       ----

    L    Terminus Equipment                           Item        X       ----


--------------------------------------------------------------------------------
         To Collection of Activity Bill No. E5                    X       ----
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E5/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E5

                       Signalling Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
Item                                                            Amount    Amount
Code         Item Description                            Unit     US$       HK$
--------------------------------------------------------------------------------

           Contractor's Other Charges
           --------------------------

           The Contractor has entered
           hereunder any allowance for any
           specific item of work or obligation
           or service or any other thing which
           is necessary for the execution of
           the Works, as required by the
           Contract, which has been omitted
           from or has not been separately
           itemised in this Cost Centre and
           for which a separate charge is
           required.

           The unit of measurement for any                        X        ---
           Contractor's Other Charges shall be "sum"
--------------------------------------------------------------------------------
           To Collection of Activity Bill No. E5                  X        ---
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E5/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                             Amount     Amount
          Item Description                                     US$        HK$
--------------------------------------------------------------------------------

    COLLECTION OF ACTIVITY BILL E5
    ------------------------------
    Signalling Sub System (Trackside) - Phase 2b,
    ------------------------------------------------------
    2c, 2d & 2e
    -----------

    Page
    ----

    E5/1                                                      X           ----

    E5/2                                                      X

--------------------------------------------------------------------------------
                           To Summary of Cost Centre E        X           ----
                                                          ----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                        E5.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E6
                             PIDS Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
   Item                                                        Amount    Amount
   Code          Item Description                     Unit       US$       HK$
--------------------------------------------------------------------------------
         Procurement, Manufacture and Delivery
         -------------------------------------


    A    Trackside equipment                          Item        X       ----

    B    Local outstation equipment                   Item        X       ----

    C    Stop Equipment                               Item        X       ----

    D    Terminus Equipment                           Item        X       ----

         Installation
         ------------

    E    Trackside equipment                          Item        X       ----

    F    Local outstation equipment                   Item        X       ----

    G    Stop Equipment                               Item        X       ----

    H    Terminus Equipment                           Item        X       ----

         Testing and Commissioning
         -------------------------

    I    Trackside equipment                          Item        X       ----

    J    Local outstation equipment                   Item        X       ----

    K    Stop Equipment                               Item        X       ----

    L    Terminus Equipment                           Item        X       ----


--------------------------------------------------------------------------------
         To Collection of Activity Bill No. E6                    X       ----
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

 23/02/01                             E6/1

Contract No. DB-2040 : Light Rail Signalling                      Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E6
                             PIDS Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                            Amount   Amount
 Code                    Item Description                 Unit     US$      HK$
--------------------------------------------------------------------------------

             Contractor's Other Charges
             --------------------------

             The Contractor has entered
             hereunder any allowance for any
             specific item of work or obligation
             or service or any other thing which
             is necessary for the execution of
             the Works, as required by the
             Contract, which has been omitted
             from or has not been separately
             itemised in this Cost Centre and
             for which a separate charge is
             required.

             The unit of measurement for any                        X      ----
             Contractor's Other Charges shall be
             "sum"


--------------------------------------------------------------------------------
             To Collection of Activity Bill No. E6                  X      ----

                                                                ----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              E6/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                      Amount            Amount
                    Item Description                   US$               HK$
--------------------------------------------------------------------------------

      COLLECTION OF ACTIVITY BILL E6
      ------------------------------
      PIDS Sub System (Trackside) - Phase 2b, 2c,
      -------------------------------------------
      2d & 2e
      -------

      Page
      ----

      E6/1                                              X                ----

      E6/2                                              X
















--------------------------------------------------------------------------------
                      To Summary of Cost Centre E       X                ----
                                                    ----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E6.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E7
                           Clocks Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
   Item                                                        Amount   Amount
   Code                 Item Description               Unit      US$      HK$
 -------------------------------------------------------------------------------

            Procurement, Manufacture and Delivery
            -------------------------------------

     A      Trackside equipment                        Item       X      ----

     B      Local outstation equipment                 Item       X      ----

     C      Stop Equipment                             Item       X      ----

     D      Terminus Equipment                         Item       X      ----


            Installation
            ------------

     E      Trackside equipment                        Item       X      ----

     F      Local outstation equipment                 Item       X      ----

     G      Stop Equipment                             Item       X      ----

     H      Terminus Equipment                         Item       X      ----


            Testing and Commissioning
            -------------------------

     I      Trackside equipment                        Item       X      ----

     J      Local outstation equipment                 Item       X      ----

     K      Stop Equipment                             Item       X      ----

     L      Terminus Equipment                         Item       X      ----


--------------------------------------------------------------------------------
            To Collection of Activity Bill No. E7                 X      ----
                                                               -----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                               E7/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDBR B]                         Signalling System(Trackside)
                                                                Activity Bill E7
                           Clocks Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
   Item                                                      Amount       Amount
   code           Item Description                   Unit      US$         HK$
--------------------------------------------------------------------------------

             Contractor's Other Charges
             --------------------------

             The Contractor has entered hereunder
             any allowance for any specific item
             of work or obligation or service or
             any other thing which is necessary
             for the execution of the Works, as
             required by the Contract, which has
             been omitted from or has not been
             separately itemised in this Cost
             Centre and for which a separate
             charge is required.

             The unit of measurement for any                     X       ----
             Contractor's Other Charges shall be
             "sum"

--------------------------------------------------------------------------------
            To Collection of Activity Bill No. E7                X       ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                               E7/2

                                                                         SIEMENS




Contract No. DB-24040 : Light Rail Signalling                      Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)

--------------------------------------------------------------------------------
                                                      Amount            Amount
                    Item Description                   US$               HK$
--------------------------------------------------------------------------------

        COLLECTION OF ACTIVITY BILL E7
        ------------------------------
        Clocks Sub System (Trackside) - Phase 2a
        ----------------------------------------

        Page
        ----

        E7/1                                            X                ----

        E7/2                                            X                ----
















--------------------------------------------------------------------------------
                      To Summary of Cost Centre E       X                ----
                                                    ----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E7.COL/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E8
                 Micro Controller Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
Item                                                           Amount     Amount
Code             Item Description                      Unit      US$       HK$
--------------------------------------------------------------------------------

           Procurement, Manufacture and Delivery
           -------------------------------------

       A   Trackside equipment                        Item        X         ---

       B   Local outstation equipment                 Item        X         ---

       C   Stop Equipment                             Item        X         ---

       D   Terminus Equipment                         Item        X         ---

           Installation
           ------------

       E   Trackside equipment                        Item        X         ---

       F   Local outstation equipment                 Item        X         ---

       G   Stop Equipment                             Item        X         ---

       H   Terminus Equipment                         Item        X         ---

           Testing and Commissioning
           --------------------------

       I   Trackside equipment                        Item        X         ---

       J   Local outstation equipment                 Item        X         ---

       K   Stop Equipment                             Item        X         ---

       L   Terminus Equipment                         Item        X         ---


--------------------------------------------------------------------------------

           To Collection of Activity Bill No. E8                  X         ---
                                                                  --------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E8/1

                                                                         SIEMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)
                                                                Activity Bill E8
                 Micro Controller Sub System (Trackside) - Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
   Item                                                         Amount    Amount
   Code                   Item Description            Unit        US$       HK$
--------------------------------------------------------------------------------

           Contractor's Other Charges
           --------------------------

           The Contractor has entered hereunder
           any allowance for any specific item
           of work or obligation or service or
           any other thing which is necessary
           for the execution of the Works, as
           required by the Contract, which has
           been omitted from or has not been
           separately itemised in this Cost
           Centre and for which a separate
           charge is required.

           The unit of measurement for any                        X       -----
           Contractor's  Other Charges shall be
           "sum"




--------------------------------------------------------------------------------
           To Collection of Activity Bill No. E8                  X       -----
                                                              ------------------


                                                                         [STAMP]
                                                                         [STAMP]

 23/02/01                             E8/2

                                                                         SEIMENS


Contract No. DB-2040 : Light Rail Signalling                       Cost Centre E
Pricing Schedule [TENDER B]                        Signalling System (Trackside)



--------------------------------------------------------------------------------
               Item Description                         Amount         Amount
                                                          US$            HK$
--------------------------------------------------------------------------------

      COLLECTION OF ACTIVITY BILL E8
      ------------------------------
      Micro Controller Sub System (Trackside) -
      -----------------------------------------
      Phase 2b, 2c, 2d, & 2e
      ----------------------

      Page
      ----
      E8/1                                                 X            ---

      E8/2                                                 X





--------------------------------------------------------------------------------
                       To Summary of Cost Centre E         X            ---
                                                      --------------------------

23/02/01                             E8.COL/1

                                                                         [STAMP]

                                                                         [STAMP]

                                                                         SIEMENS

                                                                   Cost Centre E
Pricing Schedule [TENDER B]                         Signalling System(Trackside)

--------------------------------------------------------------------------------
                                                        Amount          Amount
           Item Description                               US$             HK$
--------------------------------------------------------------------------------

     SUMMARY OF COST CENTRE E
     ------------------------

     Page
     ----

     E1.COL/1                                             X              ---

     E2.COL/l                                             X              ---

     E3.COL/l                                             X              ---

     E4.COL/l                                             X              ---

     E5.COL/l                                             X              ---

     E6.COL/l                                             X              ---

     E7.COL/l                                             X              ---

     E8.COL/l                                             X              ---


--------------------------------------------------------------------------------
                      To Pricing Schedule Summary         X              ---
                                                     ---------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            E.SUM/1

                                                                         SEIMANS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)
                                                                Activity Bill F1
                                                Signalling Sub System (On-board)

--------------------------------------------------------------------------------
Item                                                        Amount       Amount
Code              Item description              Unit          US$          HK$
--------------------------------------------------------------------------------

       Procurement, Manufacture and Delivery
       -------------------------------------

 A     Light Rail Vehicles                      Item          X           ---

 B     Light Rail Ancilliary Vehicles           Item          X           ---

       Installation
       ------------

 C     Light Rail Vehicles                      Item          X           ---

 D     Light Rail Ancilliary Vehicles           Item          X           ---

       Testing and Commissioning
       -------------------------

 E     Light Rail Vehicles                      Item          X           ---

 F     Light Rail Ancilliary Vehicles           Item          X           ---




--------------------------------------------------------------------------------
       To Collection of Activity Bill No. F1                  X           ---
                                                         -----------------------


                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                             F1/1

                                                                         SIEMENS



Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)
                                                                Activity Bill F1
                                                Signalling Sub System (On-board)

--------------------------------------------------------------------------------
Item                                                   Amount            Amount
Code         Item Description                Unit        US$               HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------
        The Contractor has entered
        hereunder any allowance for any
        specific item of work or obligation
        or service or any other thing which
        is necessary for the execution of
        the Works, as required by the
        Contract, which has been omitted
        from or has not been separately
        itemised in this Cost Centre and for
        which a separate charge is
        required.

        The unit of measurement for any                 X               ----
        Contractor's Other Charges shall be
        "sum"
--------------------------------------------------------------------------------
        To Collection of Activity Bill No. F1           X               ----
                                                    ----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              F1/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)

--------------------------------------------------------------------------------
                                                             Amount    Amount
                  Item Description                            US$        HK$
--------------------------------------------------------------------------------

       COLLECTION OF ACTIVITY BILL F1
       ------------------------------
       Signalling Sub System (on-board)
       --------------------------------

       Page
       ----

       F1/1                                                    X        ----

       F1/2                                                    X        ----




--------------------------------------------------------------------------------
                          To Summary of Cost Centre F          X        ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                                F1.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)
                                                                Activity Bill F2
                                                LRV Destination Board (On-board)

--------------------------------------------------------------------------------
Item                                                         Amount    Amount
Code              Item Description                Unit        US$        HK$
--------------------------------------------------------------------------------

       Procurement, Manufacture and Delivery
       -------------------------------------

 A     Light Rail Vehicles                        Item         X        ----

 B     Light Rail Ancilliary Vehicles             Item         X        ----

       Installation
       ------------

 C     Light Rail Vechicles                       Item         X        ----

 D     Light Rail Ancilliary Vehicles             Item         X        ----

       Testing and Commissioning
       -------------------------

 E     Light Rail Vechicles                       Item         X        ----

 F     Light Rail Ancilliary Vehicles             Item         X        ----


--------------------------------------------------------------------------------
       To Collection of Activity Bill No. F2                   X        ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]
23/02/01                                    F2/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)
                                                                Activity Bill F2
                                                LRV Destination Board (On-board)

--------------------------------------------------------------------------------
Item                                                           Amount     Amount
Code            Item Description                      Unit      US$         HK$
--------------------------------------------------------------------------------

        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

        The unit of measurement for any                          X         ----
        Contractor's Other Charges shall be "sum"


--------------------------------------------------------------------------------
        To Collection of Activity Bill No. F2                    X         -----
                                                               -----------------


                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              F2/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)

--------------------------------------------------------------------------------
                                                         Amount      Amount
                Item Description                           US$         HK$
--------------------------------------------------------------------------------

        COLLECTION OF ACTIVITY BILL F2
        ------------------------------
        LRV Destination Board (On-board)
        --------------------------------

        Page
        ----

        F2/1                                                X        ----

        F2/2                                                X        ----


--------------------------------------------------------------------------------
               To Summary of Cost Centre F                  X        ----
                                                         -----------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                                  F2.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre F
Pricing Schedule [TENDER B]                         Signalling System (On-board)

--------------------------------------------------------------------------------
              Item Description                     Amount    Amount
                                                     US$       HK$
--------------------------------------------------------------------------------

         SUMMARY OF COST CENTRE F
         ------------------------

         Page
         ----

         F1.COL/1                                    X       ----

         F2.COL/2                                    X       ----


--------------------------------------------------------------------------------
              To Pricing Schedule Summary            X       ----
                                                   -----------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            F. SUM/1

                                                                         SIEMENS


Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]                  System Acceptance Testing, Tests on
                                           Completion and Pre-Revenue Operations
                                                                Activity Bill G1
                                                      Completion Tests - Phase 1

--------------------------------------------------------------------------------
Item                                                        Amount     Amount
Code              Item Description                Unit        US$        HK$
--------------------------------------------------------------------------------

           Completion Tests
           ----------------

 A         System Acceptance Test, Test on        Item         X         ---
           Completion and Pre-Revenue Operation
           (including integration tests with
           external parties)



--------------------------------------------------------------------------------
           To Collection of Activity Bill No. G1               X         ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              G1/1

                                                                         SIEMENS


Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]                  System Acceptance Testing, Tests on
                                           Completion and Pre-Revenue Operations
                                                                Activity Bill G1
                                                      Completion Tests - Phase 1

--------------------------------------------------------------------------------
Item                                                        Amount     Amount
Code              Item Description                Unit       US$        HK$
--------------------------------------------------------------------------------

           Contractor's Other Charges
           --------------------------

           The Contractor has entered hereunder
           any allowance for any specific item of
           work or obligation or service or any
           other thing which is necessary for the
           execution of the Works, as required by
           the Contract, which has been omitted
           from or has not been separately
           itemised in this Cost Centre and for
           which a separate charge is required.

           The unit of measurement for any                     X         ---
           Contractor's Other Charges shall be
           "sum"





--------------------------------------------------------------------------------
           To Collection of Activity Bill No. G1               X         ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              G1/2

                                                                         SIEMENS


Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]                  System Acceptance Testing, Tests on
                                           Completion and Pre-Revenue Operations

--------------------------------------------------------------------------------
                                                  Unit       Amount     Amount
                  Item Description                             US$        HK$
--------------------------------------------------------------------------------
           COLLECTION OF ACTIVITY BILL G1
           ------------------------------
           Completion Tests - Phase 1
           --------------------------

           Page
           ----

           G1/1                                                X         ---

           G1/2                                                X         ---

--------------------------------------------------------------------------------
                            To Summary of Cost Centre G        X         ---
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            G1.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations
                                                                Activity Bill G2
                                                     Completion Tests - Phase 2a

--------------------------------------------------------------------------------
Item                                                           Amount     Amount
Code           Item Description                   Unit           US$        HK$
--------------------------------------------------------------------------------

           Completion Tests
           ----------------

 A         System Acceptance Test,                Item            X        ----
           Test on Completion and
           Pre-Revenue Operation
           (including  integration tests with
           external parties)

--------------------------------------------------------------------------------
           To Collection of Activity Bill No. G2                  X        ----
                                                           ---------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              G2/1

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                     and Pre-Revenue Operations
                                                                Activity Bill G2
                                                     Completion Tests - Phase 2a

--------------------------------------------------------------------------------
Item                                                            Amount   Amount
Code               Item Description                     Unit      US$      HK$
--------------------------------------------------------------------------------

       Contractor's Other Charges
       --------------------------

       The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

       The unit of measurement for any Contractor's              X       ----
       Other Charges shall be "sum"


--------------------------------------------------------------------------------
         To Collection of Activity Bill No. G2                   X       ----
                                                             -------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                      G2/2

                                                                         SIEMENS



Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations

--------------------------------------------------------------------------------
                 Item Description                        Amount        Amount
                                                           US$           HK$
--------------------------------------------------------------------------------

      COLLECTION OF ACTIVITY BILL G2
      ------------------------------
      Completion Tests - Phase 2a
      ---------------------------

      Page
      ----

      G2/1                                                 X            ----

      G2/2                                                 X            ----
















--------------------------------------------------------------------------------
                        To Summary of Cost Centre G        X            ----
                                                    ----------------------------


                                                                         [STAMP]
                                                                         [STAMP]


23/02/01                                 G2.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations
                                                                Activity Bill G3
                                         Completion Tests- Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                         Amount    Amount
 Code     Item Description                           Unit     US$       HK$
--------------------------------------------------------------------------------

       Completion Tests
       ----------------

  A    System Acceptance Test, Test on               Item        X        ----
       Completion and Pre-Revenue Operation
       (including integration
       tests with external parties)


--------------------------------------------------------------------------------
            To Collection of Activity Bill No. G3                X        ----
                                                            --------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              G3/1

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations
                                                                Activity Bill G3
                                         Completion Tests- Phase 2b, 2c, 2d & 2e

--------------------------------------------------------------------------------
 Item                                                           Amount    Amount
 Code                Item Description                     Unit    US$       HK$
--------------------------------------------------------------------------------
        Contractor's Other Charges
        --------------------------

        The Contractor has entered hereunder any allowance for any specific item of work or obligation or service or any other thing which is necessary for the execution of the Works, as required by the Contract, which has been omitted from or has not been separately itemised in this Cost Centre and for which a separate charge is required.

        The unit of measurement for any Contractor's       sum    X        ----
        Other Charges shall be "sum"


--------------------------------------------------------------------------------
            To Collection of Activity Bill No. G3                 X        ----
                                                                ----------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                              G3/2

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]       System Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations

--------------------------------------------------------------------------------
                                                      Amount            Amount
                   Item Description                     US$              HK$
--------------------------------------------------------------------------------

     COLLECTION OF ACTIVITY BILL G3
     ------------------------------
     Completion Tests - Phase 2b, 2c, 2d & 2e
     ----------------------------------------


     Page
     ----

     G3/1                                                X               ----

     G3/1                                                X               ----

















--------------------------------------------------------------------------------
                  To Summary of Cost Centre G            X               ----
                                                     ---------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            G3.COL/1

                                                                         SIEMENS

Contract No. DB-2040 : New Signalling System                       Cost Centre G
Pricing Schedule [TENDER B]      Systems Acceptance Testing, Tests on Completion
                                                      and Pre-Revenue Operations

--------------------------------------------------------------------------------
                                                      Amount            Amount
                 Item Description                       US$              HK$
--------------------------------------------------------------------------------

     SUMMARY OF COST CENTRE G
     ------------------------

     Page
     ----

     G1.COL/1                                            X               ----

     G2.COL/1                                            X               ----

     G3.COL/1                                            X               ----













--------------------------------------------------------------------------------
                      To Pricing Schedule Summary        X               ----
                                                      --------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                            G.SUM/1

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork

---------------------------------------------------------------------------------------------------------------
  Item                                                                            Amounts          Amount
  Code                         Item Description                        Unit         US$              HK$
---------------------------------------------------------------------------------------------------------------
          Daywork
          -------

   A      Allow the Provisional Sum of US$450,000 or HK$3,500,000     sum            x              ----
          for labour working during Normal Working Hours

   B      Percentage adjustment to the Provisional Sum for Daywork    ----           x              ----
          labour working during Normal Working Hours

   C      Allow the Provisional Sum of US$450,000 or HK$3,500,000     sum            x              ----
          for labour working overtime between the hours of 1900 to
          midnight

   D      Percentage adjustment to the Provisional sum for Daywork    ----           x              ----
          labour working overtime between the hours of 1900 to
          midnight

   E      Allow the Provisional Sum of US$450,000 or HK$3,500,000     sum            x              ----
          for labour working overtime between the hours of midnight
          0700

   F      Percentage adjustment to the Provisional Sum for Daywork    ----           x              ----
          labour working overtime between the hours of midnight and
          0700

   G      Allow the Provisional Sum of US$220,000 or HK$1,750,000     sum            x              ----
          for materials ordered for daywork

   H      Percentage adjustment to the Provisional Sum for            ----           x              ----
          materials ordered for daywork

   I      Allow the Provisional Sum of US$220,000 or HK$1,750,000     sum            x              ----
          for Contractor's equipment used for Daywork

   J      Percentage adjustment to the Provisional Sum for Daywork    ----           x              ----
          Contractor's equipment

---------------------------------------------------------------------------------------------------------------
          To Summary of Cost Centre H                                                x              ----
                                                                               --------------------------------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                               H/1

                                                                         SIEMENS

Contract No. DB - 2040 : Light Rail Signaling                      Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork

-----------------------------------------------------------------------------------
  Item                                                            Amounts    Amount
  Code           Item Description                        Unit       US$       HK$
-----------------------------------------------------------------------------------
          Employee's Compensation Insurance and
          -------------------------------------
          Statutory Employee's Compensation
          ---------------------------------
          Levy
          ----

   A      Allow the Provisional Sum for premium         sum           x      ----
          in respect of Employee's Compensation
          Insurance and Statutory Employee's
          Compensation Levy

   B      Allow the Provisional Sum of                                x      ----
          US$520,000 or HK$4,000,000 for
          providing attendance to the Engineer
          in Year 2005

   C      Allow the Provisional Sum of                  sum           x      ----
          US$1,300,000 or HK$10,000,000 sum for
          Replacement of Reuse Equipment

          * The payment to the appointed Broker
          by the Contractor shall be made in
          Hong Kong Dollars. If the Tender is
          priced in United States Dollars, the
          Broker will convert the United States
          Dollars amounts into Hong Kong
          Dollars based on the Hong Kong
          Dollars based on the prevailing
          exchange rate and the same amount
          will be reimbursed by the Employer in
          accordance with Schedule II Part B of
          the General Conditions




-----------------------------------------------------------------------------------
          To Summary of Cost Centre H                                 x      ----
                                                                   ----------------

23/02/01                               H/2

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork

----------------------------------------------------------------------------------------------------
  Item           Item Description             Unit         Qty     Rate     Amount   Rate   Amount
                                             ---------------------------
  Code                                                              US$       US$     HK$    HK$
----------------------------------------------------------------------------------------------------
          Contract Spares
          ---------------
          (for Reuse Equipment)
          ---------------------

     A    S & C Equipment OTU Cabinet Type     set of 1      2      X      X                 ----
          I

     B    S & C Equipment OTU Cabinet Type     set of 3      1      X      X                 ----
          II

     C    Request Loop R                       nr            7      X      X                 ----

     D    Cancel Loop C                        nr            8      X      X                 ----

     E    Double Request Loop RR               nr            1      X      X                 ----

     F    Cancel Request Loop CR               nr            1      X      X                 ----

     G    D. Cancel Loop DC                    nr            1      X      X                 ----

     H    Identification Loop ID               nr            2      X      X                 ----

     I    Point Request Loop PR                nr            3      X      X                 ----

     J    Power Supply Type I                  nr            2      X      X                 ----

     K    Power Supply Type II                 nr            1      X      X                 ----

     L    Point Control System Trackside       nr            7      X      X                 ----
          Cabinet

     M    Point Indicator                      nr            3      X      X                 ----

     N    Point Machine                        nr            3      X      X                 ----

     O    Track Circuit                        nr            4      X      X                 ----

     P    Mass Detector                        nr            5      X      X                 ----

     Q    750V Power Supply                    nr            2      X      X                 ----

     R    220V Power Supply                    nr            8      X      X                 ----

     S    Interface to Government ATC          nr            5      X      X                 ----
          Cabinet

     T    Road Junction Signal                 nr            9      X      X                 ----

----------------------------------------------------------------------------------------------------
          To Summary of Cost Centre H                               US$    X          HK$    ----
                                                                        -------           ----------

                                                                 [STAMP] [STAMP]

23/02/O]                              H/3

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork


--------------------------------------------------------------------------------
Item         Item Description            Unit   Qty  Rate   Amount  Rate  Amount
                                        ------------------
Code                                                  US$    US$     HK$   HK$
--------------------------------------------------------------------------------

     CABLING
     -------
 U   S&C Cabinet to PCS                   m    1000    X     X           ----

 V   S&C Cabinet to Loops                 m    1000    X     X           ----

 W   S&C Cabinet to Road Junction         m    1000    X     X           ----
     Control

 X   PCS to Point Machine                 m    1000    X     X           ----

 Y   PCS to Point Indicator               m    1000    X     X           ----

 Z   Road Junction Control to             m    1000    X     X           ----
     Junction Signal


     Other Contract Spares, Special
     ------------------------------
     Tools and Test Equipment
     ------------------------

 AA  The Contract has entered            lot      1    X     X           ----
     hereunder any other specific
     Contract Spares, Special Tools
     and Test/Training Equipment
     required for the full
     operation of the Works for
     the first two years following
     the expiry of the Defects
     Liability Period

     VEHICLE - CONTROL CENTRE

        IBIS On-Board Computer
        IBIS radio modem
        IBIS service module
        Cable MAS IGB
        Cable IGB-ELA
        Cable for vehicle
        Train bus
        Power Supply 230 VAC
        Antennas

     PIDS                                                                ----

     DDS                                                                 ----

     Clock System                                                        ----

     IMU & VICOS                                                         ----

        IMU trackside
        IMU on-board
--------------------------------------------------------------------------------
To Summary of Cost Centre H                             US$  X  HK$      ----
                                                           ----       ----------

                                                                         [STAMP]
                                                                         [STAMP]

23/02/01                                    H/4

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork

--------------------------------------------------------------------------------
Item        Item Description         Unit   Qty   Rate    Amount    Rate  Amount
Code                                 -----------------
                                                  US$      US$      HK$    HK$
--------------------------------------------------------------------------------

       Contract Spares
       ---------------
       (Other Equipment)
       -----------------

A      The Contractor shall
       define the Spares required.           O      X       X               ----









--------------------------------------------------------------------------------
       To Summary of Cost Centre H                 US$     X      HK$       ----

                                                         ------          -------
                                                                 [STAMP] [STAMP]


23/02/01                              H/5

                                                                         SIEMENS

Contract No. DB-2040 : Light Rail Signalling                       Cost Centre H
Pricing Schedule [TENDER B]                         Provisional Sums and Daywork


--------------------------------------------------------------------------------
                Item Description                    Amount         Amount
                                                      US$            HK$
--------------------------------------------------------------------------------

        SUMMARY OF COST CENTRE H
        ------------------------


        Page
        ----

        H/l                                            X             ---

        H/2                                            X             ---

        H/3                                            X             ---

        H/4                                            X             ---

        H/5                                            X             ---






--------------------------------------------------------------------------------
                    To Pricing Schedule Summary        X             ---
                                                --------------------------------

                                                                         [STAMP]

23/02/01                        H.SUM/1                                  [STAMP]

                              CONTRACT NO. DB-2040

                              LIGHT RAIL SIGNALLING


                            LETTER OF CLARIFICATION


                                ATTACHMENT NO. 2

                                                                         [STAMP]

                                                                         [STAMP]

                       KOWLOON-CANTON RAILWAY CORPORATION       Attachment No. 2
                         West Rail Contract No. DB-2040
                              Light Rail Signalling


                       AMENDMENT TO SCHEDULE OF MILESTONES

--------------------------------------------------------------------------------
Item
 No.                             Description
--------------------------------------------------------------------------------
1.   Delete the following:                    Replace with the following:

     Pages SM 1 of 31 to SM 31 of 31          Revised Pages SM 1 of 30 to SM
     inclusive.                               30 of 30 inclusive, as attached.


--------------------------------------------------------------------------------


                                                                         [STAMP]

DB-2040 LOC                      Page 1 of 1                               Rev 1
                                                                     3 July 2001

                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


                             SCHEDULE OF MILESTONES

                                 Cost Centre A
                     Preliminaries and General Requirements

================================================================================
  Milestone                      Activity                       Milestone Date
  Number
--------------------------------------------------------------------------------
     A.1     .  Submit to the Engineer the following items:       31 Aug 2001

                i)  Initial Works Programme; and

                ii) Provide evidence satisfactory to the
                    Engineer that the professional indemnity insurance cover has been effected.

             . Provision of Contractor's Bonds, Guarantees and Undertakings.

             .  Provision of Contractor's Insurances.

             .  Details and notice of intention to use
                Employer's facilities.


================================================================================



                                                                         [STAMP]

Addendum No. 1                    SM 1 of 30                Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES




===============================================================================
   Milestone                     Activity                        Milestone Date
    Number
-------------------------------------------------------------------------------
     A.2     .  Obtain the "Notice of No Objection"                31 Oct 2001
                or the "Notice of No Objection,
                Subject To ..." from the Engineer
                for the following items:
                 i)  Initial Three Month Rolling Programme;
                ii)  Particular Uses of Site;
               iii)  Initial Works Programme;
                iv)  Physical Progress Report - Baseline;
                 v)  Submission Programme;
                vi)  Project Document Control Procedure;
               vii)  Details of Quality Manager;
              viii)  Quality Manual;
                ix)  Quality Systems, Procedures and
                     associated system instructions
                     and/or forms;
                 x)  Contractor's Environmental Monitoring
                     and Audit Manual;
                xi)  Management Quality Plan;
               xii)  Design Quality Plan;
              xiii)  Design Verification and Validation Plan;
               xiv)  Method Statements Submissions Plan;
                xv)  Particulars of agent;
               xvi)  Interface Management Plan for all
                     relevant Project Contractors;
              xvii)  Health and Safety Documentation; and
             xviii)  System Assurance Plan
===============================================================================



                                                                         [STAMP]

Addendum No. 1                        SM 2 of 30            Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                       Activity                          Milestone Date
 Number
--------------------------------------------------------------------------------
A.3       . Obtain the "Notice of No Objection" or the "Notice     31 Jan 2002
            of No Objection, Subject To ..." from the Engineer for the following items:

             i)       full version Works Programme;
             ii)      Design, Procurement and Manufacturing
                      Programme;
             iii)     Software Development Programme;
             iv)      Software Quality Assurance Plans;
             v)       Project Management Plan;
             vi)      Detailed Interface Document for all
                      relevant Project Contractors;
             vii)     Preliminary version of the Installation
                      Programme;
             viii)    Procurement, Manufacturing and Delivery
                      Plan;
             ix)      the Factory Testing Programme;
             x)       the Manufacturing Quality Plan;
             xi)      Packaging Materials and Procedures;
             xii)     EMC Management Plan;
             xiii)    Migration Strategy;
             xiv)     Migration Plan; and
             xv)      Construction and Installation
                      Plan.

          . Obtain from the Engineer confirmation of satisfactory
            completion of corrective and preventive actions
            against quality-related non-conformities on or before
            agreed action date.
================================================================================

                                                                         [STAMP]

Addendum No. 1                        SM 3 of 30            Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


====================================================================================================
Milestone                                Activity                                    Milestone Date
 Number
----------------------------------------------------------------------------------------------------
  A.4         .     Obtain the "Notice of No Objection" or the "Notice of No         31 Mar 2002
                    Objection, Subject To ..." from the Engineer on the
                    following items:

                    i)    Material Control Schedule;

                    ii)   Construction Quality Plan;

                    iii)  Environmental Management Plan;

                    iv)   Environmental Mitigation Implementation Plan;
                          and

                    v)    Design Safety Review Report for Phase 1 and Test Line
                          Phase 2a-Preliminary Design.


              . Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before the date for substantial completion of the relevant Sections of the Works.

----------------------------------------------------------------------------------------------------
  A.5         .     Obtain the "Notice of No Objection" or the "Notice of No
                    Objection, Subject To ..." from the Engineer for:
                                                                                     30 April 2002
                    i)    Testing and Commissioning Programme for Phase 1 and
                          Test Line Phase 2a;


                    . Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

----------------------------------------------------------------------------------------------------
  A.6         .     Obtain the "Notice of No Objection" or the "Notice of No         31 May 2002
                    Objection, Subject To ..." from the Engineer for:

                    i)    System Assurance Demonstration Plan for Phase 1 and
                          Test Line Phase 2a..


====================================================================================================

                                                                         [STAMP]

Addendum No. 1                     SM 4 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                       Activity                         Milestone Date
 Number
--------------------------------------------------------------------------------
  A.7      .  Obtain the "Notice of No Objection" or the          30 June 2002
              "Notice of No Objection, subject to..." from the Engineer for the following items:

              i)   Commissioning Plan;

              ii)  Partial Acceptance Test Plan;

              iii) System Acceptance Test Plan;

              iv)  Test on Completion Plan;

              v)   Pre Revenue Test Plan;

              vi)  O&M Manuals Plan.; and

              vii) Design Safety Review Report for Phase 1
                   and Test Line Phase 2a-Final Design.

              Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

--------------------------------------------------------------------------------
  A.8      .  Obtain the "Notice of No Objection" or the          31 July 2002
              "Notice of No Objection, subject to..." from the Engineer for the following items:

              i)   Draft O&M Manuals;

              ii)  Training Plan;

              iii) Spares Management Plan;

              iv)  Defects liability Management Plan; and

              v)   Operational Safety Report for Phase 1 and
                   Test Line Phase 2a-Detailed Design.

--------------------------------------------------------------------------------
  A.9      .  Obtain the "Notice of No Objection" or the          31 Aug 2002
              "Notice of No Objection, Subject To ..." from the Engineer on the following:

              i)   DDS Factory Test Report and Results.

--------------------------------------------------------------------------------
 A.10      .  Obtain the "Notice of No Objection" or the          31 Sept 2002
              "Notice of No Objection, Subject To ..." from the Engineer on the following:

              i)   Phase 2a Test Line equipment Factory Test
                   Report and Results.

================================================================================

                                                                         [STAMP]

Addendum No. 1                      SM 5 of 30              Contract No. DB-2040
03 April 2001

                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                           Activity                   Milestone Date
 Number
--------------------------------------------------------------------------------
  A.11      . Obtain the "Notice of No Objection" or the        31 Oct 2002
              "Notice of No Objection, Subject To ..." from the Engineer on the following:

              i)   Phase 1 equipment Factory Test Reports and
                   Results.
--------------------------------------------------------------------------------
  A.12      . Obtain the "Notice of No Objection" or the        31 Jan 2003
              "Notice of No Objection, Subject To ..." from the Engineer on the following:

              i)   Final O&M Plans;

              ii)  EMC Environment Assessment Report;

              iii) System Assurance Demonstration Reports for
                   Phase 1 and Test Line Phase 2a; and

              iv)  Operational Safety Report for Phase 1 and
                   Test Line Phase 2a-Final.

            . Obtain from the Engineer confirmation of
              satisfactory completion of corrective and
              preventive actions against quality-related non-
              conformities on or before agreed completion
              date.
--------------------------------------------------------------------------------
  A.13      . Substantial completion of section 4 (DDS) works   30 Mar 2003
              including the obtaining of all statutory approvals.

            . Obtain the "Notice of No Objection" or the
              "Notice of No Objection, subject to ..." from the Engineer for the following items:

              i) Test results of System Acceptance Tests for DDS;

              ii)  Design Safety Review Report for Phase 2b,
                   2c, 2d and 2e-Preliminary Design; and

              iii) Testing and commissioning programme for
                   Phase 2b, 2c, 2d and 2e.
--------------------------------------------------------------------------------
  A.14      . Substantial completion of section 1 works         30 April 2003
              including the obtaining of all statutory
              approvals
--------------------------------------------------------------------------------
  A.15        Obtain from the Engineer confirmation of          30 June 2003
              satisfactory completion of corrective and
              preventive actions against quality-related non-
              conformities on or before agreed completion
              date.
--------------------------------------------------------------------------------
  A.16      . Obtain the "Notice of No Objection" or the        31 July 2003
              "Notice of No Objection, subject to ..." from the Engineer for the following items:

              i)   Test results of System Acceptance Tests for
                   Phase 1
================================================================================

                                                                         [STAMP]

Addendum No. 1                     SM 6 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                           Activity                     Milestone Date
 Number
--------------------------------------------------------------------------------
  A.17      . Obtain the "Notice of No Objection" or the "Notice   31 Aug 2003
              of No Objection, subject to ..." from the Engineer for the following items:

              i)  The TOC records for Phase 1; and

              ii) As-constructed documentation for Phase 1 and
                  Test Line Phase 2a.
--------------------------------------------------------------------------------
  A.18      .   Substantial completion of section 2 works          31 Oct 2003
                including the obtaining of all statutory
                approvals.
--------------------------------------------------------------------------------
  A.19      . Obtain from the Engineer confirmation of             31 Jan 2004
              satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

            . Obtain the "notice of No-objection" or "notice of
              No objection, subject to" from the Engineer for:

              i)  Design Safety Report for Phase 2b, 2c, 2d and
                  2e-Final Design; and

              ii) System Assurance Demonstration Plan for Phase
                  2b, 2c, 2d and 2e.
--------------------------------------------------------------------------------
  A.20      . Obtain the "Notice of No Objection" or the           31 May 2004
              "Notice of No Objection, subject to ..." from the Engineer for the following items:

              i)  The Report on Test Line Observation Records.

              ii) Operational Safety Report for Phase 2b, 2c,
                  2d and 2e-Detailed Design.
--------------------------------------------------------------------------------
  A.21      . Obtain from the Engineer confirmation of             30 June 2004
              satisfactory completion of corrective and
              preventive actions against quality-related non-
              conformities on or before agreed completion date.
--------------------------------------------------------------------------------
  A.22      . Obtain the "Notice of No Objection" or the "Notice   31 July 2004
              of No Objection, subject to ..." from the Engineer for the following items:

              i)  Test results of System Acceptance Tests for
                  Phase 2b
--------------------------------------------------------------------------------
  A.23      . Complete all works associated with Phase 2b          30 Sept 2004
              including all statutory approval.
--------------------------------------------------------------------------------
  A.24      . Obtain the "Notice of No Objection" or the "Notice   31 Dec 2004
              of No Objection, subject to ..." from the Engineer for the following items:

              i)  Test results of System Acceptance Tests for
                  Phase 2c
================================================================================

                                                                         [STAMP]

Addendum No. 1                     SM 7 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
 Milestone                        Activity                        Milestone Date
  Number
--------------------------------------------------------------------------------
   A.25     .   Complete all works associated with Phase 2c         31 Jan 2005
                including the obtaining of all statutory approvals.

            . Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

--------------------------------------------------------------------------------
   A.26     .   Obtain the "Notice of No Objection" or the           4 May 2005
                "Notice of No Objection, subject to..." from the Engineer for the following items:

                i) Test results of System Acceptance Tests for Phase 2d

--------------------------------------------------------------------------------
   A.27     .   Complete all works associated with Phase 2d         31 July 2005
                including the obtaining of all statutory approvals.

            . Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

--------------------------------------------------------------------------------
   A.28     .   Obtain the "Notice of No Objection" or the          31 Oct 2005
                "Notice of No Objection, subject to..." from the Engineer for the following items:

                i) Test results of System Acceptance Tests for Phase 2e

--------------------------------------------------------------------------------
   A.29     .   Complete all works associated with Phase 2e         31 Dec 2005
                including the obtaining of all statutory approvals.

            . Obtain from the Engineer confirmation of satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

================================================================================

                                                                         [STAMP]

Addendum No. 1                     SM 8 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
 Milestone                       Activity                         Milestone Date
 Number
--------------------------------------------------------------------------------
A.30        .  Obtain the "Notice of No Objection" or the           30 Mar 2006
               "Notice of No Objection, subject to..." from the Engineer for the following items:

               i) Test results of System Acceptance Test for Phase 2e;

               ii)   System Assurance Demonstration Reported for
                     Phase 2b, 2c, 2d, 2e;

               (iii) Operational Safety Reports for Phase 2b, 2c,
                     2d, and 2e-Final; and

               (iv)  As-constructed documentation for Phase 2b,
                     2c, 2d and 2e.
--------------------------------------------------------------------------------
A.31        .  Obtain from the Engineer confirmation of             30 June 2006
               satisfactory completion of corrective and preventive actions against quality-related non-conformities on or before agreed completion date.

            .  Substantial completion of the Works.

================================================================================


                                                                         [STAMP]

Addendum No. 1                     SM 9 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


                                  Cost Centre B
                                  System Design


================================================================================
Milestone                         Activity                        Milestone Date
 Number
--------------------------------------------------------------------------------

  B.l      . Submit to the Engineer the following items:            31 Aug 2001

             i)   List of equipment for reuse if any,

             ii)  Equipment reuse plan for Reuse Equipment

             iii) Reuse equipment Test Plan

             iv)  Conceptual Design
--------------------------------------------------------------------------------
  B.2      . Obtain the "Notice of No Objection" or the             31 Oct 2001
             "Notice of No Objection, Subject to...."
             from the Engineer for the following items:

             i) Conceptual Design

           . Submit to the Engineer the following items:

             i) Preliminary Design for the Test Line Phase 2a
--------------------------------------------------------------------------------
  B.3      . Obtain the "Notice of No Objection" or the             31 Dec 2001
             "Notice of No Objection, Subject to...." from the
             Engineer for the following items:

             i) Preliminary Design for the Test Line Phase 2a

           . Submit to the Engineer the following items:

             i) Preliminary Design for the Phase 1

           . Submit to the Engineer the cable containment and
             equipment mounting requirements to allow Project
             Contractors to update the combined services drawings
             (CSD) and the structural, electrical and mechanical
             (SEM) drawings.
--------------------------------------------------------------------------------
  B.4      . Obtain the "Notice of No Objection" or the             28 Feb 2002
             "Notice of No Objection, Subject to...."
             from the Engineer for the following items:

             i) Preliminary Design for the Phase 1

           . Submit to the Engineer the following items:

             i) Final Design for the Test Line Phase 2a
--------------------------------------------------------------------------------
  B.5      . Obtain the "Notice No Objection" or the "Notice        31 May 2002
             of No Objection, Subject to...." from the Engineer
             for the following items:

             i) Final Design for the Test Line Phase 2a

           . Submit to the Engineer the following items:

             i) Final Design for the Phase 1
================================================================================

                                                                         [STAMP]

Addendum No. 1                 SM 10 of 30                  Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
 Milestone                       Activity                        Milestone Date
  Number
--------------------------------------------------------------------------------
   B.6      .   Obtain the "Notice of No Objection" or the        30 June 2002
                "Notice of No Objection, Subject to...."
                from the Engineer for the following items:

               i)     Final Design for the Phase 1
--------------------------------------------------------------------------------
   B.7      .   Submit to the Engineer the following items:       20 Feb 2003

               i)     Preliminary Design for the Phase 2b,
                      2c, 2d, 2e
--------------------------------------------------------------------------------
   B.8      .   Obtain the "Notice of No Objection" or the        30 April 2003
                "Notice of No Objection, Subject to ...."
                from the Engineer for the following items:

               i)     Preliminary Design for the Phase 2b,
                      2c, 2d, 2e

            .   Submit to the Engineer the following items:

               i)     Final Design for the Phase 2b, 2c, 2d,
                      2e
--------------------------------------------------------------------------------
   B.9      .   Obtain the "Notice of No Objection" or the        31 July 2004
                "Notice of No Objection, Subject to...."
                from the Engineer for the following items:

               i)     Final Design for the Phase 2b, 2c, 2d,
                      2e
--------------------------------------------------------------------------------
   B.10     .   Complete all work in this Cost Centre.            31 July 2004
================================================================================

                                                                         [STAMP]

Addendum No. 1                SM 11 of 30                   Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

                                 Cost Centre C
                           Signalling Control Centres

================================================================================
Milestone                           Activity                      Milestone Date
 Number
--------------------------------------------------------------------------------
   C.1     .  Satisfactory receipt by the Engineer of documents     28 Feb 2002
              attesting that Purchase Order for Equipment has
              been placed or that manufacturing of equipment
              has started.
--------------------------------------------------------------------------------
   C.2     .  Satisfactory receipt of first Quarterly Progress      31 Mar 2002
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the
              inspection of the Equipment from major Supplier(s)
              or Manufacturer(s).
--------------------------------------------------------------------------------
   C.3     .  Satisfactory receipt by the Engineer of documents     31 May 2002
              attesting that Purchase Order for Phase 2a Equipment
              has been placed or that Manufacturing of Equipment
              has started.
--------------------------------------------------------------------------------
   C.4     .  Satisfactory receipt of first Quarterly Progress      30 Jun 2002
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the
              inspection of the Equipment from major Supplier(s)
              or Manufacturer(s).
--------------------------------------------------------------------------------
   C.5     .  Obtain the "Notice of No Objection" or the "Notice   31 July 2002
              of No Objection, Subject To...." from the Engineer
              on the Phase 1 OCC & CER equipment Factory
              Acceptance Test Report.
--------------------------------------------------------------------------------
   C.6     .  Obtain the "Notice of No Objection" or the "Notice    31 Aug 2002
              of No Objection, Subject To...." from the Engineer
              on the Phase 2a equipment Factory Acceptance Test
              Report.
--------------------------------------------------------------------------------
   C.7     .  Complete delivery of all Phase 1 and Phase 2a OCC &   31 Sep 2002
              CER material and equipment to Site or other areas in Hong Kong SAR designated by the Engineer.

           .  Satisfactory receipt of first Quarterly Progress
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the
              inspection of the Equipment from major Supplier(s)
              or Manufacturer(s).
================================================================================

                                                                         [STAMP]

Addendum No. 1                   SM 12 of 30                Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

===================================================================================================
     Milestone                       Activity                                      Milestone Date
      Number
---------------------------------------------------------------------------------------------------
     C.8       . Complete full installation of Phase 1 equipment,                    29 Dec 2002
                 Installation Tests and obtain the "Notice of No Objection"
                 or the "Notice of No Objection , Subject To ...." from the
                 Engineer on the test results of Installation Test for
                 equipment at:

                 i.     OCC;

                 ii.    Yardmaster Control Room;

                 iii.   Light Rail Office at the Depot; and

                 iv.    CER.

---------------------------------------------------------------------------------------------------
     C.9       . Satisfactory receipt of Quarterly Progress Report (and              30 Dec 2002
                 Supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 Supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.10      . Complete Partial Acceptance Tests and obtain the "Notice            31 Jan 2003
                 of No Objection" or the "Notice of No Objection, Subject To
                 ...." from the Engineer on the test results of Partial
                 Acceptance Test for Phase 2a equipment at:

                 i)     OCC

                 ii)    Yardmaster Control Room

                 iii)   Light Rail Office at the Depot

                 iv)    CER
---------------------------------------------------------------------------------------------------
     C.11      . Satisfactory receipt of Quarterly Progress Report (and              30 Mar 2003
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.12      . Complete Partial Acceptance Tests Phase 1 equipment and             30 Apr 2003
                 obtain the "Notice of No Objection" or the "Notice of No
                 Objection, Subject To ...." from the Engineer on the test
                 results of Partial Acceptance Test for equipment at:

                 i)     OCC;

                 ii)    Yardmasters COntrol Room;

                 iii)   Light Rail Office at the Depot; and

                 iv)    CER;
===================================================================================================

                                                                         [STAMP]

                                                                         [STAMP]

Addendum No.1                     SM 13 of 30                Contract No DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

===================================================================================================
     Milestone                       Activity                                      Milestone Date
      Number
---------------------------------------------------------------------------------------------------
     C.13      . Satisfactory receipt of Quarterly Progress Report (and              30 Jun 2003
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.14      . Satisfactory receipt of Quarterly Progress Report (and              30 Sep 2003
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.15      . Complete delivery of all Phase 2b, 2c, 2d & 2e OCC &                31 Oct 2003
                 CER material and equipment to Site or other areas in Hong
                 Kong SAR designated by the Engineer.
---------------------------------------------------------------------------------------------------
     C.16      . Satisfactory receipt of Quarterly Progress Report (and              30 Dec 2003
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.17      . Complete full installation of equipment, Installation Tests         27 Mar 2004
                 and obtain the "Notice of No Objection" or the "Notice of
                 No Objection, Subject To ...." from the Engineer on the
                 test results of Installation Test for Phase 2b, 2c, 2d & 2e
                 OCC & CER equipment at:

                 i)   OCC

                 ii)  Yardmaster Control Room

                 iii) Light Rail Office at the Depot

                 iv)  CER

---------------------------------------------------------------------------------------------------
     C.18      . Satisfactory receipt of Quarterly Progress Report (and              30 Mar 2004
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
===================================================================================================

                                                                         [STAMP]

                                                                         [STAMP]

Addendum No.1                     SM 14 of 30               Contract No. DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

===================================================================================================
     Milestone                        Activity                                     Milestone Date
      Number
---------------------------------------------------------------------------------------------------
     C.19      . Satisfactory receipt of Quarterly Progress Report (and              30 Jun 2004
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of
                 the Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.20      . Satisfactory receipt of Quarterly Progress Report (and              30 Sep 2004
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of
                 the Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.21      . Satisfactory receipt of Quarterly Progress Report (and              30 Dec 2004
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of
                 the Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.22      . Satisfactory receipt of Quarterly Progress Report (and              30 Mar 2005
                 supporting documentation) related to Purchase Order or
                 Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report (and
                 supporting documentation) related to the inspection of
                 the Equipment from major Supplier(s) or Manufacturer(s).
---------------------------------------------------------------------------------------------------
     C.23        Not Used
---------------------------------------------------------------------------------------------------
     C.24      . Complete Partial Acceptance Tests and obtain the "Notice            30 Jun 2005
                 of No Objection" or the "Notice of No Objection, Subject
                 To ...." from the Engineer on the test results of Partial
                 Acceptance Test for Phase 2b, 2c, 2d & 2e equipment at:

                 i)   OCC

                 ii)  Yardmaster Control Room

                 iii) Light Rail Office at the Depot

                 iv)  CER
---------------------------------------------------------------------------------------------------
     C.25      .   Complete all work in this Cost Centre.                            30 July 2005
===================================================================================================

                                                                         [STAMP]

Letter of Clarification                 SM 15 of 30         Contract No. DB-2040
3 July 2001
                                                                         [STAMP]

FORM OF TENDER (TENDER B)
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


                                 Cost Centre D
                        Signalling (Track and Trackside)
                                   (Phase 1)

================================================================================
Milestone                           Activity                     Milestone Date
Number
--------------------------------------------------------------------------------
D.1            . Satisfactory receipt by the Engineer of documents 28 Feb 2002 attesting that Purchase Order for Equipment has
                 been placed or that Manufacturing of Equipment
                 has started.
--------------------------------------------------------------------------------
D.2            . Satisfactory receipt of first Quarterly Progress  30 Mar 2002
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major
                 Supplier(s)or Manufacturer(s).
--------------------------------------------------------------------------------
D.3            . Satisfactory receipt of Quarterly Progress        30 June 2002
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major
                 Supplier(s)or Manufacturer(s).
--------------------------------------------------------------------------------
D.4            . Obtain the "Notice of No Objection" or the        30 Sep 2002
                 "Notice of No objection, subject To..." from the Engineer on the Factory Acceptance Test Report.

               . Satisfactory receipt of Quarterly Progress
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major
                 Supplier(s)or Manufacturer(s).
--------------------------------------------------------------------------------
D.5            . Complete delivery of all Phase 1 Stop, Track &    30 Oct 2002
                 Trackside material and equipment to Site or other
                 areas in Hong Kong SAR designated by the
                 Engineer.
--------------------------------------------------------------------------------
D.6            . Satisfactory receipt of Quarterly Progress        30 Dec 2002
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major
                 Supplier(s)or Manufacturer(s).
================================================================================

                                                                         [STAMP]

Addendum No. 1                SM 16 of 30                   Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER (TENDER B)
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES



================================================================================
Milestone                           Activity                     Milestone Date
Number
--------------------------------------------------------------------------------
D.7            . Complete full installation of equipment,          30 Jan 2003
                 Installation Tests and obtain the "Notice of No
                 Objection" or the "Notice of No Objection,
                 Subject To ..." from the Engineer on the test
                 results of Installation Test for Phase 1 Stop,
                 Track & Trackside equipment.
--------------------------------------------------------------------------------
D.8            . Satisfactory receipt of first Quarterly Progress  30 Mar 2003
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major
                 Supplier(s) or Manufacturer (s).
--------------------------------------------------------------------------------
D.9            . Complete Partial Acceptance Tests and obtain the  30 May 2003
                 "Notice of No Objection" or the "Notice of No
                 Objection, Subject To ..." from the Engineer on
                 the test results of Partial Acceptance Test for
                 Phase 1 Stop, Track & Trackside equipment.
--------------------------------------------------------------------------------
D.10           . Complete all work in this Cost Centre.            30 June 2003
================================================================================

                                                                         [STAMP]

Addendum No. 1                     SM 17 of 30              Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

                                 Cost Centre E
                        Signalling (Track and Trackside)
                                   (Phase 2)

================================================================================
 Milestone                         Activity                     Milestone Date
  Number
--------------------------------------------------------------------------------
   E.1    .  Satisfactory receipt by the Engineer of             31 May 2002
             documents attesting that Purchase Order for
             Equipment has been placed or that
             Manufacturing of Equipment has started for
             Phase 2a equipment.
--------------------------------------------------------------------------------
   E.2    .  Satisfactory receipt of first Quarterly             30 June 2002
             Progress Report (and supporting
             documentation) related to Purchase Order or Manufacturing of Equipment.

          .  Satisfactory receipt of the Quality Audit
             Report (and supporting documentation)
             related to the inspection of the Equipment
             from major Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   E.3    .  Satisfactory receipt by the Engineer of             30 Jul 2002
             documents attesting that Purchase Order
             for Equipment has been placed or that
             Manufacturing of Equipment has started
             for Phase 2 B equipment.
--------------------------------------------------------------------------------
   E.4    .  Obtain the "Notice of No Objection" or the          31 Aug 2002
             "Notice of No Objection, Subject To ..."
             from the Engineer on the Factory
             Acceptance Test Report for Phase 2a
             equipment.
--------------------------------------------------------------------------------
   E.5    .  Complete delivery of all Phase 2a - Test            30 Sep 2002
             Line material and equipment to Site or
             other areas in Hong Kong SAR designated by the Engineer.

          .  Satisfactory receipt of Quaterly
             Progress Report (and supporting
             documentation) related to Purchase Order or Manufacturing of Equipment.

          .  Satisfactory receipt of the Quality Audit
             Report (and supporting documentation)
             related to the inspection of the Equipment
             from major Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   E.6    .  Complete full installation of equipment,            30 Nov 2002
             Installation Tests and obtain the "Notice
             of No Objection" or the "Notice of No
             Objection, Subject To ..." from the
             Engineer on the test results of
             Installation Test Phase 2a equipment.
--------------------------------------------------------------------------------
   E.7    .  Satisfactory receipt of Quarterly Progress          30 Dec 2002
             Report (and supporting documentation)
             related to Purchase Order or Manufacturing of Equipment.

          .  Satisfactory receipt of the Quality Audit
             Report (and supporting documentation)
             related to the inspection of the Equipment
             for major Supplier(s) or Manufacturer(s).
================================================================================

                                                                         [STAMP]


Addendum No. 1                     SM 18 of 30              Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
Milestone                         Activity                        Milestone Date
 Number
--------------------------------------------------------------------------------
  E.8    .   Complete Partial Acceptance Tests and obtain the      31 Jan 2003
             "Notice of No Objection" or the "Notice of No
             Objection, Subject To...." from the Engineer on the
             test results of Partial Acceptance Test for Phase 2a equipment.

--------------------------------------------------------------------------------
  E.9    .   Complete delivery of all Phase 2b Stop, Track &       31 Feb 2003
             Trackside Material and equipment to Site or other areas in Hong Kong SAR designated by the Engineer.

--------------------------------------------------------------------------------
  E.10   .   Satisfactory receipt of Quarterly Progress Report     30 Mar 2003
             (and supporting documentation) related to Purchase
             Order or Manufacturing of Equipment.

         .   Satisfactory receipt of the Quality Audit Report
             (and supporting documentation) related to the
             inspection of the Equipment from major Supplier(s)
             or Manufacturer(s).
--------------------------------------------------------------------------------
  E.11   .   Satisfactory receipt of Quarterly Progress Report     30 Jun 2003
             (and supporting documentation) related to Purchase
             Order or Manufacturing of Equipment.

         .   Satisfactory receipt of the Quality Audit Report
             (and supporting documentation) related to the
             inspection of the Equipment from major Supplier(s)
             or Manufacturer(s).
--------------------------------------------------------------------------------
  E.12   .   Completely delivery of all Phase 2c material and      30 Jul 2003
             equipment to Site or other areas in Hong Kong SAR
             designated by the Engineer.
--------------------------------------------------------------------------------
  E.13   .   Satisfactory receipt of Quarterly Progress Report     30 Sep 2003
             (and supporting documentation) related to Purchase
             Order or Manufacturing of Equipment.

         .   Satisfactory receipt of the Quality Audit Report
             (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

         .   Complete delivery of all Phase 2d material and
             equipment to Site or other areas in Hong Kong SAR
             designated by the Engineer.
--------------------------------------------------------------------------------
  E.14   .   Obtain the "Notice of No Objection" or the "Notice    30 Dec 2003
             of No Objection, Subject To...." from the Engineer
             on the Factory Acceptance Test for Phase 2b equipment.

         .   Satisfactory receipt of Quarterly Progress Report
             (and supporting documentation) related to Purchase
             Order or Manufacturing of Equipment.

         .   Satisfactory receipt of the Quality Audit Report
             (and supporting documentation) related to the
             inspection of the Equipment from major Supplier(s)
             or Manufacturer(s).
================================================================================

                                                                         [STAMP]

Addendum No. 1                   SM 19 of 30               Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
Milestone                           Activity                      Milestone Date
Number
--------------------------------------------------------------------------------
   E.15    .  Satisfactory receipt of Quarterly Progress Report     30 Mar 2004
              (and supporting documentation) related to Purchase
              Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

           .  Complete full installation of equipment,
              Installation Tests and obtain the "Notice of No
              Objection" or the "Notice of No Objection, Subject
              To...." from the Engineer on the test results of
              Installation Test Phase 2b equipment.
--------------------------------------------------------------------------------
   E.16    .  Satisfactory receipt of Quarterly Progress Report     30 Jun 2004
              (and supporting documentation) related to Purchase
              Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

           . Complete Partial Acceptance Tests and obtain the "Notice of No Objection" or the "Notice of No
              Objection, Subject To...." from the Engineer on
              the test results of Partial Acceptance Test for Phase 2b equipment.

           .  Satisfactory receipt of Quarterly Progress Report
              (and supporting documentation) related to Purchase
              Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

           .  Complete full installation of equipment,
              Installation Tests and obtain the "Notice of No
              Objection" or the "Notice of No Objection, Subject
              To...." from the Engineer on the test results of
              Installation Test Phase 2c equipment.
--------------------------------------------------------------------------------
   E.17    .  Satisfactory receipt of Quarterly Progress Report     30 Sep 2004
              (and supporting documentation) related to Purchase
              Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit Report
              (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).


--------------------------------------------------------------------------------
   E.18    .  Complete Partial Acceptance Tests and obtain the      31 Oct 2004
              "Notice of No Objection" or the "Notice of No
              Objection, Subject To...." from the Engineer on
              the test results of Partial Acceptance Test for
              Phase 2c equipment.
================================================================================

                                                                         [STAMP]

Addendum No. 1                   SM 20 of 30                Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

=====================================================================================================
Milestone                                   Activity                                 Milestone Date
  Number
-----------------------------------------------------------------------------------------------------
   E.19       .   Complete full installation of equipment, Installation Tests          30 Nov 2004
                  and obtain the "Notice of No Objection" or the "Notice of
                  No Objection, Subject To ...." from the Engineer on the test results of Installation Test Phase 2d equipment.
-----------------------------------------------------------------------------------------------------
   E.20       .   Satisfactory receipt of Quarterly Progress Report (and               30 Dec 2004
                  supporting documentation) related to Purchase Order or
                  Manufacturing of Equipment.

              .   Satisfactory receipt of the Quality Audit Report (and
                  supporting documentation) related to the inspection of the
                  Equipment from major Supplier(s) or Manufacturer(s).
-----------------------------------------------------------------------------------------------------
   E.21       .   Complete Partial Acceptance Tests and obtain the "Notice of          28 Feb 2005
                  No Objection" or the "Notice of No Objection, Subject
                  To ...." from the Engineer on the test results of Partial
                  Acceptance Test for Phase 2d equipment.
-----------------------------------------------------------------------------------------------------
   E.22           Satisfactory receipt of Quarterly Progress Report (and               31 Mar 2005
                  supporting documentation) related to Purchase Order or
                  Manufacturing of Equipment.

              .   Satisfactory receipt of the Quality Audit Report (and
                  supporting documentation) related to the inspection of the
                  Equipment from major Supplier(s) or Manufacturer(s).
-----------------------------------------------------------------------------------------------------
   E.23       .   Obtain the "Notice of No Objection" or the "Notice of No             30 May 2005
                  Objection, Subject To ...." from the Engineer on the Factory
                  Acceptance Test Report for Phase 2e equipment.
-----------------------------------------------------------------------------------------------------
   E24            Satisfactory receipt of Quarterly Progress Report (and               30 Jun 2005
                  supporting documentation) related to Purchase Order or
                  Manufacturing of Equipment.

              . Satisfactory receipt of the Quality Audit Report (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

              .   Complete delivery of all Phase 2e material and equipment to
                  Site or other areas in Hong Kong SAR designated by the
                  Engineer.
-----------------------------------------------------------------------------------------------------
   E.25       .   Complete full installation of equipment, Installation Tests          31 Jul 2005
                  and obtain the "Notice of No Objection" or the "Notice of No
                  Objection, Subject To ...." from the Engineer on the test
                  results of Installation Test Phase 2e equipment.
=====================================================================================================

Addendum No. 1                     SM 21 of 30              Contract No. DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
  Milestone                         Activity                      Milestone Date
  Number
--------------------------------------------------------------------------------
    E.26      .   Satisfactory receipt of Quarterly Progress      30 Sep 2005
                  Report (and supporting documentation)
                  related to Purchase Order or Manufacturing of Equipment.

              . Satisfactory receipt of the Quality Audit Report (and supporting documentation) related to the inspection of the Equipment from major Supplier(s) or Manufacturer(s).

              .   Complete Partial Acceptance Tests and
                  obtain the "Notice of No Objection" or the
                  "Notice of No Objection, Subject to ..."
                  from the Engineer on the test results of
                  Partial Acceptance Test for Phase 2e
                  equipment.
--------------------------------------------------------------------------------
    E.27      .   Complete all work in this Cost Centre.          30 Oct 2005
================================================================================



                                                                         [STAMP]

Addendum No. 1                     SM 22 OF 30              Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

                                 Cost Centre F
                             Signalling (On-board)

================================================================================
Milestone                          Activity                      Milestone Date
 Number
--------------------------------------------------------------------------------
  F.1          . Satisfactory receipt by the Engineer of          28 Feb 2002
                 documents attesting that Purchase Order for
                 Equipment has been placed or that
                 Manufacturing of Equipment has started for
                 Phase 1 equipment.
--------------------------------------------------------------------------------
  F.2          . Satisfactory receipt of first Quarterly          30 Mar 2002
                 Progress Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit
                 Report (and supporting documentation) related
                 to the inspection of the Equipment from major
                 Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
  F.3          . Satisfactory receipt by the Engineer of          30 May 2002
                 documents attesting that Purchase Order for
                 Equipment has been placed or that
                 Manufacturing of Equipment has started for
                 Phase 2a equipment.
--------------------------------------------------------------------------------
  F.4          . Satisfactory receipt of Quarterly Progress       30 Jun 2002
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit
                 Report (and supporting documentation)
                 related to the inspection of the
                 Equipment from major Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
  F.5          . Obtain the "Notice of No Objection" or the       30 Aug 2002
                 Notice of No Objection, Subject To ...." from
                 the Engineer on the Factory Acceptance Test
                 Report for Phase 1 equipment.

               . Complete delivery of all Phase 1 Vehicle
                 material and equipment to Site or other areas in Hong Kong SAR designated by the Engineer.

               . Obtain the "Notice of No Objection" or the
                 "Notice of No Objection, Subject To ...." from
                 the Engineer on the Factory Acceptance Test
                 Report for Phase 2a equipment.
--------------------------------------------------------------------------------
  F.6          . Complete delivery of all Phase 2a Vehicle        30 Sep 2002
                 material and equipment to Site or other
                 areas in Hong Kong SAR designated by the Engineer.

               . Satisfactory receipt of Quarterly Progress
                 Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

               . Satisfactory receipt of the Quality Audit Report
                 (and supporting documentation) related to the
                 inspection of the Equipment from major Supplier(s)
                 or Manufacturer(s).
================================================================================

                                                                         [STAMP]
                                                                         [STAMP]

Addendum No. 1                    SM 23 of 30               Contract No. DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
Milestone                 Activity                               Milestone Date
 Number
--------------------------------------------------------------------------------
   F.7     .  Complete full installation of equipment,             30 Oct 2002
              Installation Tests and obtain the "Notice of No
              Objection" or the "Notice of No Objection,
              Subject To...." from the Engineer on the test
              results of Installation Test Phase 2a Vehicle
              equipment
--------------------------------------------------------------------------------
   F.8     .  Satisfactory receipt of Quarterly Progress           30 Dec 2002
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of Quality Audit Report
              (and supporting Documentation) related to the
              inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.9     .  Complete Partial Acceptance Tests and obtain         28 Jan 2003
              the "Notice of No Objection" or the "Notice of
              No Objection, Subject To..." from the Engineer
              on the test results of Partial Acceptance Test
              for Phase 2a Vehicle equipment.
--------------------------------------------------------------------------------
   F.10    .  Satisfactory receipt of Quarterly Progress           30 Mar 2003
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related
              to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.11    .  Satisfactory receipt of Quarterly Progress           30 Jun 2003
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related
              to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.12    .  Complete full installation of equipment,             30 Jul 2003
              Installation Tests and obtain the "Notice of No
              Objection "or the "Notice of No Objection,
              Subject To..." from the Engineer on the test
              results of Installation Test Phase 1 Vehicle
              equipment.
--------------------------------------------------------------------------------
   F.13    .  Satisfactory receipt of Quarterly Progress           30 Sep 2003
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related
              to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.14    .  Complete Partial Acceptance Tests and obtain         30 Oct 2003
              the "Notice of No Objection" or the "Notice of
              No Objection, Subject To....." from the
              Engineer on the test results of Partial
              Acceptance Test for Phase 1 Vehicle equipment.
================================================================================

                                                                         [STAMP]

                                                                         [STAMP]

Addendum No. 1                        SM 24 of 30           Contract No. DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES



===============================================================================
Milestone                     Activity                           Milestone Date
Number
-------------------------------------------------------------------------------
  F.15     .  Satisfactory receipt of Quarterly Progress            30 Dec 2003
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related
              to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
-------------------------------------------------------------------------------
  F.16     .  Satisfactory receipt of Quarterly Progress            30 Mar 2004
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related
              to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).
-------------------------------------------------------------------------------
  F.17     .  Satisfactory receipt of Quarterly Progress            30 Jun 2004
              Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

           .  Satisfactory receipt of the Quality Audit
              Report (and supporting documentation) related to the inspection of the Equipment from major
              Supplier(s) or Manufacturer(s).

           . Complete delivery of all Phase 2b Vehicle material and equipment to Site or other areas in Hong Kong SAR designated by the Engineer.

           .  Complete full installation of equipment,
              Installation Tests and obtain the "Notice
              of No Objection" or the "Notice of No Objection,
              Subject To ...." from the Engineer on the test
              results of Installation Test Phase 2b Vehicle equipment.

           .  Complete Partial Acceptance Tests and obtain
              the "Notice of No Objection" or the "Notice of
              No Objection, Subject To ...." from the
              Engineer on the test results of Partial
              Acceptance Test for Phase 2b Vehicle equipment.

           .  Complete delivery of all Phase 2c Vehicle
              material and equipment to Site or other areas
              in Hong Kong SAR designated by the Engineer.
===============================================================================




                                                                         [STAMP]

Addendum No.1                   SM 25 of 30                 Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES


================================================================================
 Milestone                       Activity                         Milestone Date
  Number
--------------------------------------------------------------------------------
   F.18          . Complete full installation of equipment,         30 Sept 2004
                   Installation Tests and obtain the "Notice
                   of No Objection" or the "Notice of No
                   Objection, Subject To ...." from the
                   Engineer on the test results of
                   Installation Test Phase 2c Vehicle equipment.

                 . Satisfactory receipt of Quarterly Progress
                   Report (and supporting documentation)
                   related to Purchase Order or Manufacturing of Equipment.

                 . Satisfactory receipt of the Quality Audit
                   Report (and supporting documentation)
                   related to the inspection of the Equipment
                   from major Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.19          . Complete Partial Acceptance Tests and           30 Oct 2004
                   obtain the "Notice of No Objection" or the
                   "Notice of No Objection, Subject To ...."
                   from the Engineer on the test results of Partial Acceptance Test for Phase 2c
                   Vehicle equipment.

                 . Complete delivery of all Phase 2d Vehicle
                   material and equipment to Site or other
                   areas in Hong Kong SAR designated by the
                   Engineer.
--------------------------------------------------------------------------------
   F.20          . Satisfactory receipt of Quarterly Progress      30 Dec 2004
                   Report (and supporting documentation)
                   related to Purchase Order or Manufacturing of Equipment.

                 . Satisfactory receipt of the Quality Audit
                   Report (and supporting documentation)
                   related to the inspection of the Equipment
                   from major Supplier(s) or Manufacturer(s).
--------------------------------------------------------------------------------
   F.21          . Complete full installation of equipment,        30 Jan 2005
                   Installation  Tests and obtain the "Notice
                   of No Objection" or the "Notice of No
                   Objection, Subject To ...." from the
                   Engineer on the test results of
                   Installation Test Phase 2d Vehicle
                   equipment.
--------------------------------------------------------------------------------
   F.22          . Complete Partial Acceptance Tests and           28 Feb 2005
                   obtain the "Notice of No Objection" or the
                   "Notice of No Objection, Subject To ...."
                   from the Engineer on the test results of Partial Acceptance Test for Phase 2d
                   Vehicle equipment.

                 . Complete delivery of all Phase 2e Vehicle
                   material and equipment to Site or other
                   areas in Hong Kong SAR designated by the
                   Engineer.
--------------------------------------------------------------------------------
   F.23          . Satisfactory receipt of Quarterly Progress      30 Mar 2005
                   Report (and supporting documentation)
                   related to Purchase Order or Manufacturing of Equipment.

                 . Satisfactory receipt of the Quality Audit
                   Report (and supporting documentation)
                   related to the inspection of the Equipment
                   from major Supplier(s) or Manufacturer(s).            [STAMP]
================================================================================

Addendum No. 1                     SM 26 of 30               Contract No.DB-2040
03 April 2001                                                            [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                       Activity                          Milestone Date
 Number
--------------------------------------------------------------------------------
  F.24    . Satisfactory receipt of Quarterly Progress Report      30 Jun 2005
            (and supporting documentation) related to Purchase
            Order or Manufacturing of Equipment.

          . Satisfactory receipt of the Quality Audit Report
            (and supporting documentation) related to the
            inspection of the Equipment from major Supplier(s)
            or Manufacturer(s).
-------------------------------------------------------------------------------
  F.25 . Complete full installation of equipment, Installation 30 Aug 2005 Tests and obtain the "Notice of No Objection" or the
            "Notice of No Objection, Subject To ...." from the
            Engineer on the test results of Installation Test
            Phase 2e Vehicle equipment.
--------------------------------------------------------------------------------
  F.26    . Complete Partial Acceptance Tests and obtain the       30 Sep 2005
            "Notice of No Objection" or the "Notice of No
            Objection, Subject To ...." from the Engineer on the
            test results of Partial Acceptance Test for Phase 2e
            Vehicle equipment.

          . Satisfactory receipt of Quarterly Progress Report (and supporting documentation) related to Purchase Order or Manufacturing of Equipment.

          . Satisfactory receipt of the Quality Audit Report (and
            supporting documentation) related to the inspection of
            the Equipment from major Suppliers(s) or
            Manufacturer(s).
--------------------------------------------------------------------------------
  F.27    . Complete all work in this Cost Centre                  30 Oct 2005
================================================================================


                                                                         [STAMP]

Addendum No. 1                       SM 27 of 30            Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

                                  Cost Centre G
                System Acceptance Testing, Testing on Completion
                           and Pre-Revenue Operation

================================================================================
Milestone                      Activity                            Milestone
 Number                                                               Date
--------------------------------------------------------------------------------
  G.1       .     Complete System Acceptance Tests and obtain     28 Feb 2003
                  the "Notice of No Objection" or the "Notice
                  of No Objection, Subject To ...." from the
                  Engineer on the test results of System
                  Acceptance Test for Phase 2a.
--------------------------------------------------------------------------------
  G.2       .     Complete Tests On Completion and obtain the     30 May 2003
                  "Notice of No Objection" or the "Notice of
                  No Objection, Subject To ...." from the
                  Engineer for the results of the Tests On
                  Completion for Phase 2a.
--------------------------------------------------------------------------------
  G.3       .     Complete System Acceptance Tests and obtain     30 Jun 2003
                  the "Notice of No Objection" or the "Notice
                  of No Objection, Subject To ...." from the
                  Engineer on the test results of System
                  Acceptance Test for Phase 1.
--------------------------------------------------------------------------------
  G.4       .     Complete Tests On Completion and obtain the     30 Jul 2003
                  "Notice of No Objection" or the "Notice of
                  No Objection, Subject To ...." from the
                  Engineer for the results of the Tests On
                  Completion for Phase 1.
--------------------------------------------------------------------------------
  G.5       .     Complete Pre-Revenue Operation Tests and        30 Oct 2003
                  obtain the "Notice of No Objection" or the
                  "Notice of No Objection, Subject To ...."
                  from the Engineer on the test results of
                  Pre-Revenue Operation Test for Phase 1.
--------------------------------------------------------------------------------
  G.6       .     Complete System Acceptance Tests and obtain     30 Aug 2004
                  the "Notice of No Objection" or the "Notice
                  of No Objection, Subject To ...." from the
                  Engineer on the test results of System
                  Acceptance Test for Phase 2b.
--------------------------------------------------------------------------------
  G.7       .     Complete Test On Completion and obtain the      30 Sep 2004
                  "Notice of No Objection" or the "Notice of
                  No Objection, Subject To ...." from the
                  Engineer on the test results for Test On
                  Completion for Phase 2b.
--------------------------------------------------------------------------------
  G.8       .     Complete System Acceptance Tests and obtain     31 Dec 2004
                  the "Notice of No Objection" or the "Notice
                  of No Objection, Subject To ...." from the
                  Engineer on the test results of System
                  Acceptance Test for Phase 2c.
--------------------------------------------------------------------------------
  G.9       .     Complete Test On Completion and obtain the      31 Jan 2005
                  "Notice of No Objection" or the "Notice of
                  No Objection, Subject To ...." from the
                  Engineer on the test results for Test On
                  Completion for Phase 2c.
================================================================================

                                                                         [STAMP]

Addendum No. 1                   SM 28 of 30                Contract No. DB-2040
03 April 2001
                                                                         [STAMP]

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                             SCHEDULE OF MILESTONES

================================================================================
Milestone                        Activity                        Milestone Date
 Number
--------------------------------------------------------------------------------
   G.10    .   Complete System Acceptance Tests and obtain the     30 May 2005
               "Notice of No Objection" or the "Notice of No
               Objection, Subject To...." from the Engineer on
               the test results of Systems Acceptance Test for
               Phase 2d.
--------------------------------------------------------------------------------
   G.11    .   Complete Tests On Completion and obtain the         30 Jul 2005
               "Notice of No Objection" or the "Notice of No
               Objection, Subject To ...." from the Engineer
               for the results of the Tests On Completion for
               Phase 2d.
--------------------------------------------------------------------------------
   G.12    .   Complete System Acceptance Tests and obtain the     30 Oct 2005
               "Notice of No Objection" or the "Notice of No
               Objection, Subject To ...." from the Engineer on
               the test results of System Acceptance Test for
               Phase 2e.
--------------------------------------------------------------------------------
   G.13    .   Complete Tests On Completion and obtain the         30 Nov 2005
               "Notice of No Objection" or the "Notice of No
               Objection, Subject To ...." from the Engineer
               for the results of the Tests On Completion for
               Phase 2e.
--------------------------------------------------------------------------------
   G.14    .   Complete all work in this Cost Centre.              30 Dec 2005
================================================================================

Addendum No. 1                    SM 29 of 30               Contract No. DB-2040
03 April 2001

FORM OF TENDER [TENDER B]
APPENDIX 2 - PRICING DOCUMENT                            SCHEDULE OF MILESTONES

                                 Cost Centre H
                          Provisional Sums and Daywork

  ==========================================================================
   Milestone                       Activity                  Milestone Date
   Number
  --------------------------------------------------------------------------
                   Not Applicable
  ==========================================================================



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Addendum No. 1                    SM 30 of 30               Contract No. DB-2040
03 April 2001

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


                              CONTRACT NO. DB-2040

                             LIGHT RAIL SIGNALLING


                            LETTER OF CLARIFICATION




                                ATTACHMENT NO. 3

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

                       KOWLOON-CANTON RAILWAY CORPORATION       Attachment No. 3
                         West Rail Contract No. DB-2040
                             Light Rail Signalling


                          AMENDMENT TO SPECIFICATIONS

--------------------------------------------------------------------------------
Item
 No.                              Description
--------------------------------------------------------------------------------
1.    Delete the following:                 Replace with the following:

1.1   Table of Contents of the Particular
      -----------------------------------
      Specification
      -------------

      Pages i, ii, iii and iv               Revised Pages i, ii, iii and iv, as
                                            attached


1.2   Particular Specification
      ------------------------

      Pages 3-1 to 3-22 inclusive,          Revised Pages 3-1 to 3-22 inclusive,
      Pages 5-3 to 5-21 inclusive, 6-4      Pages 5-3 to 5-21 inclusive, 6-4,
      Pages 8-3 to 8-10 inclusive, 13-1,    Pages 8-3 to 8-10 inclusive, 13-1,
      13-2, 13-3, 15-1, 15-2 and 15-3.      13-2, 13-3, and 15-1, 15-2 and 15-3,
                                            all dated 12 July 2001, as attached.


1.3   Appendix M to Particular
      ------------------------
      Specification
      -------------

      Page M-14.                            Revised Page M-14 dated 12 July
                                            2001, as attached.

      Pages N-1, N-2, N-3 and N-4.          Revised Pages N-1, N-2, N-3 and N-4
                                            dated 12 July 2001, as attached.



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                                    Page 1 of 1                            Rev 1
                                                                     3 July 2001

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

                   LIGHT RAIL EXTENSION AND GRADE SEPERATION
                              CONTRACT NO. DB-2040
                             LIGHT RAIL SIGNALLING

                            PARTICULAR SPECIFICATION

                               TABLE OF CONTENTS

                                                                        Page
Table of Contents                                                          i
List of Tables                                                             v
List of Appendices                                                        vi
List of Definitions                                                     viii
List of Abbreviations                                                    xii

Chapter 1
1. Introduction                                                          1-1
1.1 Scope and Purpose                                                    1-1
1.2 Relevant Documents                                                   1-1

Chapter 2
2.Overview of the Project
2.1 General                                                              2-1
2.2 Light Rail Overview                                                  2-1
2.3 West Rail Project                                                    2-2
2.4 LRT Existing Signalling System                                       2-2
2.5 New Signalling System Project                                        2-3
2.6 Key Challenges                                                       2-7

Chapter 3
3. Scope of the Works                                                    3-1
3.1 General                                                              3-1
3.2 Signalling Subsystem                                                 3-7
3.3 Micro Controller Sub-system                                         3-14
3.4 PIDS Sub-system                                                     3-15
3.5 Clock Sub-system                                                    3-17
3.6 Destination Display Sub-system                                      3-19
3.7 Sections and Key Dates                                              3-21
3.8 Works Excluded From this Contract                                   3-21

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                                     Page i              Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

Chapter 4
4. System Safety and Availability Requirements                            4-1
4.1 General                                                               4-1
4.2 Objectives and Targets                                                4-1
4.3 Definitions                                                           4-2
4.4 System Assurance Plan                                                4-2
4.5 System Assurance Analyses                                             4-2
4.6 System Assurance Demonstration                                        4-4
4.7 System Assurance Deliverables                                         4-5
4.8 LR Signalling Performance Requirements                                4-8

Chapter 5
5. Functional Requirements                                                5-1
5.1 General                                                               5-1
5.2 Signalling Sub-system                                                 5-1
5.3 Micro Controller Sub-system                                          5-12
5.4 PIDS Sub-system                                                      5-17
5.5 Clock Sub-system                                                     5-21
5.6 Destination Display Sub-system                                       5-22

Chapter 6
6. Design Requirements                                                    6-1
6.1 General                                                               6-1
6.2 Signalling Sub-system                                                 6-5
6.3 Micro Controller Sub-system                                          6-13
6.4 PIDS Sub-system                                                      6-14
6.5 Clock Sub-system                                                     6-20
6.6 Destination Display Sub-system                                       6-21

Chapter 7
7. Interfaces                                                             7-1
7.1 Interfaces with Project Contractors                                   7-1
7.2 C-230/DB-2040 Interface Specification (Phase 1 Only)                  7-2
7.3 DB-2040/CC-203 Interface Specification (Phase 1 Only)                 7-2
7.4 DB-2010/DB-2040 Interface Specification (Phase 1 Only)                7-3
7.5 DB-2040/HKSAR GOVERNMENT                                              7-3
7.6 DB-2040/SP-2011 Interface Specification (Phase 1 only)                7-3

Chapter 8
8. Verification, Testing and Commissioning                                8-1
8.1 General                                                               8-1
8.2 Testing Stages                                                        8-3
8.3 Acceptance Test for Reuse Equipment                                  8-10

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                                     Page ii             Letter of Clarification
                                                                    12 July 2001

                                                         Contract No. DB-2040
                                                        Light Rail Signalling
Rev : [0] : (23 February 2001)                       Particular Specification

Chapter 9
9. Packaging, Shipping and Delivery                                   9-1
9.1 General                                                           9-1
9.2 Packaging                                                         9-1
9.3 Shipping                                                          9-1
9.4 Delivery                                                          9-1
9.5 Reused Equipment                                                  9-1

Chapter 10
10. Installation                                                     10-1
10.1 General Requirements                                            10-1
10.2 Construction Installation Plan & Programme                      10-1
10.3 Temporary Works                                                 10-1
10.4 Contractor Site Office                                          10-2
10.5 Site Supervision & Safety Issues                                10-2
10.6 Cable Identification                                            10-3
10.7 Post Installation Inspection                                    10-3
10.8 Cable Routing                                                   10-3
10.9 Marshalling & Termination                                       10-7
10.10 Power Supplies                                                 10-8
10.11 Earthing                                                       10-8
10.12 Equipment Enclosures                                           10-8
10.13 Materials                                                      10-9

Chapter 11
11. Operation and Maintenance Support                                11-1
11.1 Employer's Operation & Maintenance Strategy                     11-1
11.2 General Requirements                                            11-2
11.3 Support Services                                                11-2
11.4 Support Documentation                                           11-3
11.5 Support Period                                                  11-3

Chapter 12
12. Spares, Special Tools and Test Equipment                         12-1
12.1 General                                                         12.1
12.2 Definition                                                      12-1
12.3 Scope Of Supply                                                 12-1
12.4 Spares Schedule                                                 12-2
12.5 Manufacture & Delivery of Spare Parts                           12-4
12.6 Contract Spares                                                 12-5
12.7 Commissioning Spares                                            12-6
12.8 Defect Liability Spares                                         12-6
12.9 Special Tools & Test Equipment                                  12-6
12.10 Design and Development Tools                                   12-7
12.11 Other Requirements                                             12-7

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                                    Page iii           Letter of Clarification
                                                                  12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

Chapter 13
13. Training                                                            13-1
13.1 General Requirements                                               13-1
13.2 Training Plan                                                      13-1
13.3 Training Programme                                                 13-1

Chapter 14
14. Documentation                                                       14-1
14.1 General Requirements                                               14-1
14.2 Liaising With Project Contractors                                  14-1
14.3 Documentation to be provided by the Contractor                     14-1

Chapter 15
15. Programme Requirements                                              15-1
15.1 General                                                            15-1
15.2 Design                                                             15-1
15.3 Procurement, Manufacturing and Delivery                            15-2
15.4 Installation, Testing and Commissioning                            15-2
15.5 Contractor's Accommodation                                         15-2
15.6 Site Availability                                                  15-3

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                                    Page iv              Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

CHAPTER 3

3.         SCOPE OF THE WORKS


3.1        General

3.1.1 The Signalling System for the LRT shall be designed, manufactured, supplied, delivered, installed, tested and commissioned to meet all the requirements as set out in the PS and GS.

3.1.2 The Works to be executed by the Contractor shall include, but not be limited to, the design, manufacture, delivery, system assurance, installation, testing and commissioning of the Signalling System.

3.1.3 The scope of supply shall include, but not be limited to, all necessary hardware, software, firmware, accessories, materials and documentation necessary for the design, installation, commissioning, operation and maintenance of the Signalling System.

3.1.4 All software development shall be carried out in accordance with Appendix T.

3.1.5 The Contractor shall supply all software code, appropriately safety validated, verified and certified, to meet the requirements of the PS.

3.1.6      The Signalling System shall include the following Sub-systems;

                     a) Signalling Sub-system;

                     b) Micro Controller Sub-system;

                     c) PIDS Sub-system;

                     d) Clock Sub-system; and

                     e) Destination Display Sub-system.

3.1.7 The Signalling System shall be implemented in two major phases as follows;

                     a) Phase 1 (TSW Reserve Zone and Phase 4); and

                     b) Phase 2 (existing network) comprising;

                           i.)   Phase 2a;

                          ii.)   Phase 2b;

                         iii.)   Phase 2c;

                          iv.)   Phase 2d; and

                           v.)   Phase 2e.

3.1.8 The Contractor shall provide assistance to the Engineer for the application for consent from HKRI for operating the new Signalling System.

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                                                                    12 July 2001

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.1.9 The communications between the Signalling System field equipment and the OCC central control equipment shall utilise the OCS.

3.1.10     Light Rail Vehicles

3.1.10.1 The Contractor shall design, supply, install and commission Vehicle Borne Equipment necessary to fulfil the requirements of this Specification.

3.1.10.2   There are currently three types of LRV in service on the Tuen Mun
           LRT.

               a)   Type I - 69 units DC motor driven. (All are driving units);

               b)   Type II - 30 units DC motor driven. (10 are trailing cars);
                    and

               c) Type III - 20 units AC motor driven. (All are driving units).

3.1.10.3 The Contractor shall identify all interfaces with the Light Rail Vehicles which shall be subject to review by the Engineer.

3.1.10.4 Two trainlines will be made available to the Contractor for the execution of the Works.

3.1.11     Presentations, Reviews and Audit Support

3.1.11.1 The Contractor shall give presentations of the proposed new Signalling System design to the Engineer.

3.1.11.2 The Contractor's design and drawings shall be submitted to the Engineer for review as specified in this PS and the GS.

3.1.11.3 The Contractor shall co-operate fully with any audits carried out as specified in this PS and the GS.

3.1.11.4 The Contractor shall attend design liaison meetings, in Hong Kong, with the Engineer and other Project Contractors to address system and interface design aspects.

3.1.12     Interface Management

3.1.12.1 The Contractor shall manage and co-ordinate the interfaces with the other Project Contractors as specified in this PS and the GS.

3.1.12.2 The Contractor shall liase with various departments of the HKSAR Government and other relevant authorities and shall manage the interfaces with their consultants and contractors for the implementation of any new design or modification to road junctions throughout the LR network.

3.1.12.3 The Contractor shall review the Combined Services Drawings (CSD) and Structural Electrical and Mechanical drawings (SEM).

3.1.12.4 The Contractor shall finalise the detailed design of the CSD and SEM drawings. The

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                                                                    12 July 2001

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

           updated CSD and SEM shall be submitted to the Engineer for review.

3.1.13     Project Management

3.1.13.1 The Contractor shall submit and conform to the series of Management Plans as specified in Chapter 3 of the GS. These plans and associated Works shall conform to the Quality Management System as specified in Chapter 5 of the GS.

3.1.14     Quality and Safety Management

3.1.14.1 The Contractor shall ensure that quality and safety procedures are strictly observed as specified in this PS and the GS.

3.1.14.2   The Contractor shall be subject to quality and safety audits.

3.1.15     Site supervision

3.1.15.1 The Contractor shall provide Site supervision and management as specified in the PS.

3.1.16     Abandoned Works - Decommissioning and Removal

3.1.16.1 Where the Contractor installs new Signalling System equipment that replaces the existing equipment, it shall be the Contractor's responsibility to decommission and remove abandoned equipment.

3.1.16.2 The decommissioning and removal of redundant equipment shall be implemented on the completion of Phase 2 works and with the agreement of the Engineer.

3.1.16.3 The Contractor shall offer all decommissioned equipment to the Employer for further use, prior to disposal.

3.1.16.4 The Contractor shall decommission and remove all redundant existing signalling system equipment, including but not limited to;

               a)   OCC equipment including;

                      i.) redundant computers;

                     ii.) redundant workstations;

                    iii.) redundant fault logging printers;

                     iv.) redundant control room furniture; and

                      v.) existing static mimic board

               b)   Trackside Equipment, including;

                      i.) redundant Point control equipment;

                     ii.) redundant vehicle detection equipment;

                    iii.) redundant LRV-trackside communications equipment;

                     iv.) redundant indicators; and

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                                                                    12 July 2001

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 200l)                            Particular Specification

                      v.) redundant bay management equipment.

               c)   LRV equipment including;

                      i.) redundant drivers' control terminal and display;

                     ii.) redundant destination display systems; and

                    iii.) redundant LRV-trackside communications equipment.

3.1.17     Preparation and Submission of Documentation

3.1.17.1 The Contractor shall submit a documentation plan to the Engineer for review.

3.1.17.2 The documentation to be supplied by the Contractor under the Contract shall be in accordance with the GS and the Submission Schedule, contained within Appendix C of this PS.

3.1.17.3 The Contractor shall submit the following working drawings to the Engineer for review not less than three months before the cabling activities with the following minimum requirements;

               a)   the proposed trackside cable routes;

               b) details of the cables to be laid along the proposed cable routes such as cable types, number of cables, cable diameter, core count, estimated cable section length and cable identification;

               c)   sections of the primary cable containment to be used; and

               d) sections of additional cable supports to be provided by the Contractor with details of dimensions and types of cable supports such as cable trays, trunkings and conduits.

3.1.17.4 The Contractor shall update the working drawings to reflect the as-built status and shall submit the same to the Engineer for review.

3.1.18     Training for Employer's Training Instructors

3.1.18.1 The Contractor shall provide training to the Employer's training instructors in accordance with the requirements of Chapter 13 of the PS.

3.1.18.2 The Contractor shall provide all training facilities in Hong Kong including the training room, presentation facilities, presentation materials, and handout notes.

3.1.18.3 The Contractor shall design, supply, install and commission a complete set of test Trackside Equipment located within the depot including a connection to the central computer to facilitate simulation training for the Signalling System and parts testing.

3.1.18.4 The test Trackside Equipment shall be operationally segregated from the operational Signalling Sub-system

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                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 200l)                            Particular Specification

3.1.19     Spare Parts, Special Tools and Test Equipment

3.1.19.1 The Contractor shall provide a recommended spares list and detail any special tools and test equipment used, as specified in this Specification for review by the Engineer.

3.1.19.2 The Contractor shall provide spares, special tools and test equipment, including data configuration tools, as agreed with the Engineer.

3.1.19.3 The Contractor shall provide replacement items for the Reuse Equipment as agreed with the Engineer.

3.1.19.4 The Contractor shall supply any maintenance tools to meet the requirements of the PS.

3.1.19.5 The Contractor shall supply all equipment necessary to carry out factory and on site testing and commissioning.

3.1.19.6 The Contractor shall supply all training tools and equipment as required to meet the requirements of the PS, including but not limited to, all tools required for maintenance of Trackside and Stop equipment, depot equipment and Vehicle Borne Equipment.

3.1.20     Prototypes

3.1.20.1 The Contractor shall provide prototypes of all Vehicle Borne Equipment and Trackside Equipment.

3.1.21     Civil Works

3.1.21.1 The services provided by the civils works Contract in Phase I shall be the responsibility of the Contractor for Phase 2 works.

3.1.21.2 The Contractor shall identify and coordinate the location of concrete bases for any Trackside Equipment required for Phase 2.

3.1.21.3 The Contractor shall design, manufacture, deliver and install the concrete bases for any new or relocated Trackside Equipment required for Phase 2 without disruption to existing services.

3.1.21.4 The Contractor shall implement cable ducts and containment required for the Phase 2 works.

3.1.22     Power Supply

3.1.22.1 The Contractor shall carry out the power supply connections from the UPS and other sources to all Signalling System equipment, including but not limited to;

               a)   Trackside Equipment;

               b)   Control Centre equipment;

               c)   LRV equipment;                                       [STAMP]

               d)   Stop equipment;


                                    Page 3 - 5           Letter of Clarification
                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

                     e)   Terminus equipment.

                     f)   PIDS;

                     g)   DDS; and

                     h)   Clock.

3.1.23     Work Train

3.1.23.1 No work trains will be provided by the Engineer for the execution of the Works.

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                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification


3.2        Signalling Sub-system

3.2.1      General

3.2.1.1 The Contractor shall supply Signalling Sub-system equipment to meet the requirements of the PS including but not limited to;

               a)   control equipment

               b)   point control equipment;

               c)   all indicators;

               d)   vehicle detection equipment;

               e)   on-board equipment;

               f)   LRV to trackside communications equipment;

               g)   Bay management system for termini; and

               h)   interface with road junction controls.

3.2.1.2 The Contractor shall provide all equipment enclosures required for the implementation of the Signalling Sub-system.

3.2.1.3 The Contractor shall provide, install, test and commission central computer equipment in the OCC, in order to provide full control and monitoring of the Signalling Subsystem equipment.

3.2.1.4 The Contractor shall supply and install all necessary Signalling Sub-system equipment without causing disruption to the existing service.

3.2.1.5 The Contractor shall use the OCS for communications between the Trackside Equipment and the OCC.

3.2.1.6 The Contractor shall provide trackside indicators at the approach to rail junctions and LRT/road junctions.

3.2.1.7 The Point indicator signal shall have a sighting distance of at least 50 metres, shall provide the LRV driver with indications of the lie of the Points.

3.2.1.8 The fixed traffic signal shall have a sighting distance of at least 150 metres, shall provide the LRV driver with indications to the status of the right-of-way to enter an LRT/road junction.

3.2.1.9 The aspects displayed by the trackside indicators shall be of a type approved by the Hong Kong Railway Inspectorate.

3.2.1.10   Existing Signalling Equipment Reuse

3.2.1.10.1 Appendix 0 to the PS contains a list of specific elements of the existing equipment that can be made available for reuse as part of the new Signalling Sub-system. The Engineer

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                                                                    12 July 2001

                                                                         [STAMP}

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

           will only make available to the Contractor the specific elements of the Reuse Equipment as selected and listed by the Contractor in Appendix 3 to the Form of Tender. In respect of those items of equipment listed in Appendix 0 which the Contractor will not reuse, the Contractor shall decommission and remove them from the LR network and shall supply and install all necessary new equipment for the completion of the Works.

3.2.1.10.2 The Contractor shall perform an Initial Reuse Equipment Survey on such items of Reuse Equipment selected and listed by the Contractor in Appendix 3 to the Form of Tender.

3.2.1.10.3 The Contractor shall advise the Engineer of the lead times for replacement of each item of Reuse Equipment selected and listed by the Contractor in Appendix 3 to the Form of Tender.

3.2.1.10.4 The Contractor shall perform a Pre-Use Survey on all items of Reuse
           Equipment selected and listed by the Contractor in Appendix 3 to the Form of Tender.

3.2.1.10.5 The Pre-Use Survey shall be completed a minimum two months before the commencement of the period representing the equipment delivery lead time for the item of Reuse Equipment concerned.

3.2.2      Phase 1

3.2.2.1 The scope of Works for Phase 1 shall be the implementation of a new Signalling Subsystem on the Tin Shui Wai Extensions, plus the replacement of existing signalling system equipment at Stops S490 Chestwood & S500 Tin Shui Wai Terminus.

3.2.2.2 For the existing track Routes and existing Stops of Phase 1 the Contractor shall provide the power supply connections from the Stop UPS to the Trackside Equipment.

3.2.2.3 The Contractor shall supply, install, test & commission new vehicle borne Signalling Sub-system equipment in accordance with Paragraph
           3.7.1.3 before the completion of Phase 1.

3.2.3      Phase 2

3.2.3.1 The scope of Works for Phase 2 shall be the replacement of the existing signalling system equipment on the remainder of the LR network.

3.2.3.2 As shown in Employer's drawings number Wl/B4/SIG/ll02, the works to be implemented as part of the Phase 2 Works shall include;

                   a)   Phase 2a Test Line Stop 445 to Stop 460;

                   b)   Phase 2b Stop 445 to Stop 425;

                   c)   Phase 2c Stop 600 to top 390;

                   d)   Phase 2d Stop 390 to Stop 100; and

                   e)   Phase 2e remainder of network south of Stop 100.

                                                                         [STAMP]

                                    Page 3 - 8           Letter of Clarification
                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.2.3.3 The Contractor shall equip a section of the existing LR network with new Signalling Sub-system equipment for the purposes of establishing a Test Line.

3.2.3.4 The Contractor shall propose and implement a design for the Test Line that shall be subject to review by the Engineer.

3.2.3.5 The Test Line shall be subject to an observation period whilst in commercial service for a period of not less than one year and shall encompass at least one hot season.

3.2.3.6 At the end of the Test Line observation period the section of track designated as the Test Line shall remain in operation and be part of the Phase 2b Works.

3.2.3.7 The Contractor shall supply, install, test & commission new vehicle borne Signalling Sub-system equipment on 36 driving car and 10 trailing car LRVs before the commencement of the observation period for LRVs running on the Phase 2a Test Line.

3.2.3.8 The Contractor shall fit all the remaining vehicles with new vehicle borne Signalling Sub-system equipment for use throughout the Phase 2 areas and in accordance with the agreed Migration Strategy.

3.2.3.9 For the existing track Routes and existing Stops of Phase 2 the Contractor shall provide the power supply connections from the Stop UPS to the Trackside Equipment.

3.2.3.10 The Contractor shall supply and install all equipment necessary to allow for the execution of Phase 2 Works without disruption to the existing service.

3.2.3.11 The Contractor shall supply all additional cabinets to implement the Works without disruption to the existing service.


3.2.4      OCC and Other Control Rooms

3.2.4.1 The Contractor shall provide, install, test and commission Signalling Sub-system central computer equipment in the OCC, in order to provide full control and monitoring of the Signalling Sub-system equipment.

3.2.4.2 Two operator workstations shall be provided at the OCC to allow traffic monitoring of the entire LR network.

3.2.4.3    Each workstation shall have two monitors.

3.2.4.4 All workstations shall be identically configured and the display areas shall be of a size, resolution and placement allowing the operator to oversee the operation from his normal workplace and to acquire detailed status information from the Signalling System.

3.2.4.5 The SP-2011 Contractor shall carry out modifications to the existing signalling system computer. See Appendix A DB-2040/SP-2011 Interface Specification.

3.2.4.6 The Contractor shall supply control equipment at the OCC/CER including but not limited to:

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                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

               a)   Operator Workstations;

               b)   Event logging printers in the OCC; and

               c)   Replacement OCC static mimic display board.

3.2.4.7 The Contractor shall supply and install Signalling Sub-system workstations at the following additional locations.

               a)   Yard Master control room located at the depot;

               b)   Yard Master crew office located at the depot;

               c)   Engineers station in the CER at the depot;

               d)   Traffic Office at Ferry Pier Terminus (Stop 001);

               e)   Traffic Office at San Fat Interchange (Stop 290);

               f)   Traffic Office at Siu Hong Interchange (Stop 100);

               g)   Traffic Office at Tin Shui Wai Interchange (Stop 430);

               h)   Traffic Office at Yuen Long terminus (Stop 600);

               i)   Traffic Office at Tin Shui Wai Terminus (Stop 550);

               j)   Traffic office at Tin Shui Wai terminus (Stop 500); and

               k)   Crew office at Yuen Long Terminus (Stop 600).

3.2.4.8 The Contractor shall supply and install all fittings and fixtures required to complete the provision of a fully working control room, including, racking for event printers and stands/mountings, and UPS supplied power sockets which shall be integrated to the consoles.

3.2.4.9 The Contractor shall design, supply and install all OCC and CER control room furniture in accordance with the design criteria detailed in Chapter 6.

3.2.4.10 The Contractor shall design, supply and install an Ethernet Network infrastructure within the OCC and depot control centre to support the Signalling System and provide a communications medium for the interconnection of the Sub-systems within and between the OCC and depot control centre.

3.2.5      Vehicle Borne Equipment (LRV)

3.2.5.1 The Contractor shall supply and fit vehicle borne Signalling Sub-system equipment including but not limited to:

               a)   driver's control panel;

               b)   on board Signalling Sub-system processor;

               c) all necessary LRV-trackside signalling communications equipment;

               d)   interface to the radio system;

               e)   interface to PIDS;

               f)   interface to existing on board PA system; and

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                                                                    12 July 2001

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

               g)   destination display indicators for Type 1 and Type 2 LRVs.

3.2.5.2 All LRVs have only one set of driver's controls and therefore each LRV only requires one set of vehicle borne Signalling Sub-system equipment.

3.2.5.3 Trailer vehicles currently fitted with on board existing signalling system equipment, shall be fitted with 1 set of new vehicle borne Signalling Sub-system equipment, but shall not require a driver's panel.

3.2.5.4 All three types of LRVs can be operated as a leading car or trailing car with the exception of 10 of the 30 type III vehicles which are trailing car only (no driving cab).

3.2.5.5 The DDS installed in type I and type II LRVs shall be compatible with the DDS currently installed in type III LRVs, so that type I and type II LRVs can be coupled with type III LRVs as either a driving or trailing vehicle.

3.2.5.6 Prior to the commissioning of the Test Line, to facilitate operation over the existing network and the new LR network, 46 vehicles shall be fitted for dual operation with existing and new vehicle borne Signalling Sub-system equipment.

3.2.5.7 Prior to completion of Phase 2, to facilitate operation over the existing and new LR network areas, all vehicles shall be fitted for dual operation with the existing and the new vehicle borne Signalling Sub-system equipment.

3.2.5.8 Facilities shall be provided at the depot that shall test the integrity of the vehicle borne Signalling Sub-system equipment each time the LRV enters service on the LR network.

3.2.5.9 The Contractor shall design and provide an interface between the new Signalling Subsystem equipment and the vehicle borne radio equipment.

3.2.6      Vehicle Borne Equipment (Auxiliary Vehicles)

3.2.6.1 The Contractor shall design, supply, install and commission 8 number of full Signalling Sub-system transponder units for use in the Employer's auxiliary vehicle fleet.

3.2.6.2 The types of auxiliary vehicles and installation period are as follows;

             -----------------------------------------------
             Vehicle Type               Period
             -----------------------------------------------
             Unimog No.1                During Phase 1 works
             -----------------------------------------------
             Unimog No.2                During Phase 1 works
             -----------------------------------------------
             Unimog No.3 (Hi-Platform)  During Phase 1 works
             -----------------------------------------------
             Unimog No.4                During Phase 1 works
             -----------------------------------------------
             Unimog No.5                During Phase 1 works
             -----------------------------------------------
             Hi-Platform                During Phase 1 works
             -----------------------------------------------
             Tamper No.1 (Plasser)      During Phase 1 works
             -----------------------------------------------
             Grinder No.2 (Fairmont)    During Phase 1 works
             -----------------------------------------------
             Table 3.1 Auxiliary Vehicle Transponder Requirements

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                                                                    12 July 2001

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.2.6.3 The Signalling Sub-system in the auxiliary vehicles shall be powered directly from the battery supply available in the auxiliary vehicle.

3.2.7      Portable transponder

3.2.7.1 The Contractor shall design, supply and commission 5 portable transponder units during the Phase 1 Works for use by the operations and maintenance personnel.

3.2.8      Migration Strategies and Contingencies

3.2.8.1 The Contractor shall produce a series of Migration Strategy proposals covering as a minimum;

               a) Migration of the Test Line from the existing signalling system to the new Signalling Sub-system;

               b)   Migration of the Test Line to commercial service;

               c)   Migration from Phase I (commercial service);

               d)   Migration of Phase in stages 2b, 2c, 2d and 2e; and

               e) Migration of Phase 2 in stages 2b, 2c, 2d and 2e to commercial service.

3.2.8.2 The Contractor shall produce a contingency plan detailing the actions to be implemented in the event of a Signalling Sub-system outage (planned or unplanned) occurring during one of the migration stages.

3.2.9      Changeover from existing signalling system to the new Signalling
           Sub-system

3.2.9.1 The phased implementation of the new Signalling Sub-system equipment means the existing signalling system and the new Signalling Sub-system will be operating on separate sections of the same LR network creating multiple Signalling System boundaries as follows;

               a)   Test Line located within the existing LR network;

               b)   Phase 1 locations; and

               c)   Migrated sections of Phase 2.

3.2.9.2 The Contractor shall implement a method to facilitate a changeover between the Signalling Sub-system and the existing signalling system.

3.2.9.3 The method of changeover proposed by the Contractor shall involve minimum driver intervention.

3.2.9.4 The method of changeover to be implemented shall be subject to review by the Engineer.

3.2.10     OCC Back up system

3.2.10.1 To enable communication to be maintained between the OCC traffic controllers and the

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification


          LRV drivers in the event of an evacuation of the OCC, the Contractor shall supply and commission battery powered portable OCC radio equipment.

3.2.10.2 The OCC radio equipment shall be capable of initiating voice communication to LRV drivers from any location within the LR network.

3.2.10.3 The Contractor shall also provide a battery charger for the backup OCC radio equipment.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.3        Micro Controller Sub-system

3.3.1      General

3.3.1.1 The Contractor shall provide a Micro Controller for controlling and monitoring the non-safety related I/O for the ancillary Stop equipment.

3.3.1.2 The Contractor shall provide a Micro Controller Sub-system which shall include but not be limited to;

               a)   Central OCC Control equipment;

               b)   Stop Micro Controller equipment;

               c)   Interfaces to Stop based equipment;

               d)   I/O relay panels;

               e)   Termination frame;

               f)   Power supply connections; and

               g)   Interface with the OCS.

3.3.1.3 The Contractor shall utilise the OCS for communication between the Micro Controller Sub-system and the central OCC control equipment.

3.3.1.4 The Contractor shall optimise the OCS bandwidth required for the Micro Controller Sub-system.

3.3.1.5 The Contractor shall program the Micro Controller Sub-system such that control and monitoring of the ancillary Stop I/O is available to the operator of the Signalling Sub-system at the OCC workstation.

3.3.1.6 The Contractor shall provide the connection of the Micro Controller Sub-system equipment to the Stop UPS equipment.

3.3.1.7 The scope of supply for Phase 1 shall be the implementation of a Micro Controller Sub-system located at new Stops on the Tin Shui Wai Extensions and at existing Stops 490 (Chestwood) & 500 (Tin Shui Wai Terminus).

3.3.1.8 The scope of supply for Phase 2 shall be the implementation of a Micro Controller Subsystem located at all existing Stops on the existing LR network.

3.3.1.9 The Contractor shall identify the I/O requirements for the ancillary equipment located at the Phase 1 and Phase 2 Stops in accordance with the information provided by the Engineer. The I/O requirements shall be tabulated and issued to the Engineer for review.

3.3.1.10 The Contractor shall supply and install all equipment necessary to implement the Controller without causing disruption to the existing service.

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                                                                    12 July 2001

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
                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.3.1.11 The Contractor shall provide all equipment enclosures required for the implementation of the Micro Controller Sub-system for all Stops.

3.3.1.12 The Contractor shall carry out cabling to and from the ancillary Stop equipment monitoring contacts and control relays (supplied by others) to the Micro Controller Sub-system.

3.3.1.13 The Contractor shall provide and install new cable duct or troughing if required to install cable between the monitoring contacts and control relays and the Micro Controller Sub-system.

3.4        PIDS Sub-system

3.4.1      General

3.4.1.1 The Contractor shall supply the PIDS equipment to meet the requirements of this PS including but not limited to:

               a)   PIDS control equipment;

               b)   PIDS display boards at termini;

               c)   PIDS display boards at Stops;

               d)   PIDS management system;

               e)   PIDS database;

               f)   Software;

               g)   Interface equipment;

               h)   Equipment cabinets, racks and cubicles;

               i)   Mounting brackets, supports and installation materials;

               j)   Secondary cable containment; and

               k)   Power supplies, earthing equipment, cables and accessories.

3.4.1.2 PIDS central control equipment shall be provided, installed and commissioned at the OCC and located in the CER.

3.4.1.3 PIDS display units will be provided, installed and commissioned at all Stop platforms.

3.4.1.4 PIDS display units shall be provided, installed and commissioned at all termini.

3.4.1.5 The Contractor shall programme the PIDS in accordance with the Route structure, which shall be issued by the Engineer.

3.4.1.6 The Contractor shall integrate the PIDS with the Signalling Sub-system to enable updating the of PIDS Display units in accordance with the LRV Routes, destinations and arrival and departure times.

3.4.1.7 The Contractor shall provide, install and commission all cabling required for the PIDS.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.4.1.8 The Contractor shall provide, install and commission all power supply connections and cabling for the PIDS equipment.

3.4.1.9 The Contractor shall provide, install and commission all brackets and fittings required to mount the PIDS equipment.

3.4.1.10   The Contractor shall provide all interface equipment with the OCS.

3.4.1.11 The Contractor shall provide an Engineering workstation in the CER of the OCC to enable maintenance fault finding and configuration of the PIDS.

3.4.1.12 The Contractor shall supply and install all equipment necessary to implement the PIDS and shall implement those works without causing disruption to the existing service.

3.4.1.13 The Contractor shall provide all equipment enclosures required for the implementation of the PIDS Sub-system for all Stops and termini.








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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.5        Clock Sub-system

35.1       General

3.5.1.1 The Contractor shall supply the clock equipment to meet the requirements of this PS including but not limited to;

                a) Platform clocks at all Stops;

                b) Platform clocks and circulation area clocks at all termini;

                c) Clock control equipment;

                d) Clock management system;

                e) Software;

                f) Interface to Master Clock system;

                g) Equipment cabinets, racks and cubicles;

                h) All mounting brackets, supports and installation materials;

                i) Secondary cable containment; and

                j) Power supplies, earthing equipment, cables and accessories.

3.5.1.2 Clock central control equipment shall be provided, installed and commissioned at the OCC and located in the CER.

3.5.1.3 Clock display units shall be provided, installed and commissioned at all Stop platforms.

3.5.1.4 Clock display units shall be provided, installed and commissioned at all termini.

3.5.1.5 The Contractor shall integrate the clock with the existing master clock system to enable accurate updating the of Clock Display units.

3.5.1.6 The Contractor shall provide, install and commission all cabling required for the Clock.

3.5.1.7 The Contractor shall provide, install and commission all power supply connections and cabling for the Clock equipment.

3.5.1.8 The Contractor shall provide, install and commission all brackets and fittings required to mount the Clock equipment.

3.5.1.9    The Contractor shall provide all interface equipment with the OCS.

3.5.1.10 The Contractor shall provide an Engineering workstation in the CER of the OCC to enable maintenance fault finding and configuration of the Clock.

3.5.1.11 The Contractor shall supply and install all equipment necessary to implement the Clock without causing disruption to the existing service.

3.5.1.12 The Contractor shall provide all equipment enclosures required for the implementation

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

           of the Clock Sub-system for all Stops and termini.

3.5.1.13 The Contractor shall implement the works without causing disruption to the existing service.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification


3.6        Destination Display Sub-system

3.6.1      Vehicle Borne Equipment

3.6.1.1 The Contractor shall provide a LRV DDS Sub-system which shall include but not be limited to;

               a)   on board processing equipment;

               b)   interface to the OPIS system;

               c)   interface to driver's control panel;

               d)   destination display boards;

               e)   software;

               f)   equipment cabinets, racks and cubicles;

               g)   all mounting brackets, supports and installation materials;

               h)   cable containment; and

               i)   power supplies, earthing equipment, cables and accessories.

3.6.1.2 The Contractor shall design, manufacture, supply, install, test and commission the DDS which shall replace the existing destination displays in the type I and type II LRVs.

3.6.1.3 The Contractor shall design and implement the interfaces for the type I and type II LRVs. The type I and type II LRVs are supplied from different manufacturers.

3.6.1.4 The Contractor shall consider that the dimensions and interface requirements of Destination Display Units (DDU) for the type I and type II LRVs are different.

3.6.1.5    The quantities of LRV Destination Display Units shall be as follows:

               -----------------------------------------------------------------
                  LRV Type     Destination Display Unit Type       Quantity
               -----------------------------------------------------------------
                               Front Destination Display Unit         69
                  Type I LRV   Side Destination Display Unit          69
                               Rear Route Number                      69
               -----------------------------------------------------------------
                               Front Destination Display Unit         20
                  Type II LRV  Side Destination Display Unit          30
                               Rear Route Number                      30
               -----------------------------------------------------------------

                Table 3.2 LRV Destination Display Unit Quantities

3.6.1.6    For each driving LRV, there shall be three Destination Display Units
           (DDU).

3.6.1.7    For each trailing LRV there shall be two Destination Display Units
           (DDU).

3.6.1.7.1 The front DDU shall be a single sided display unit located at the front of LRV displaying the Route number and the destination names in both Chinese and English.

3.6.1.7.2 The side DDU shall be a double sided display unit located at the door side of LRV.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

           displaying the Route number and the destination names in both Chinese and English.

3.6.1.7.3 The rear Route number display shall be a single sided display unit located at the rear of LRV displaying Route number.

3.6.1.7.4 In all cases the Route number shall contain three Arabic numerals and one English alphabet character.

3.6.1.8 The Contractor shall de-commission the existing rolling blind film type LRV display system that are currently fitted to the type I and type II LRVs.

3.6.1.9 The Contractor shall interface the DDS with the OPIS to enable accurate updating of the display units.

3.6.1.10 The Contractor shall provide, install and commission all cabling required for the DDS.

3.6.1.11 The Contractor shall provide, install and commission all power supply connections and cabling for the DDS equipment.

3.6.1.12 The Contractor shall provide, install and commission all brackets and fittings required to mount the DDS equipment.
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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.7        Sections and Key Dates

3.7.1      Implementation Strategy

3.7.1.1    The Works shall be completed in 2 Phases:

           a) Section 1 consists of the DDS Sub-system, which shall be implemented in accordance with the Key Dates set out in Appendix K.

           b) Section 2 consists of the Phase 1 works, which shall be the TSW Reserve Zone extension, the TSW Phase 4 extension section, the existing Stops at Chestwood (S490) and the TSW Terminus (S5OO).
               Section 2 shall be implemented in accordance with the Key Dates set out in Appendix K.

           c) Section 3 consists of the Phase 2 works, which shall be the replacement of the existing VIS on the remainder of the LR network and shall be implemented in accordance with the Key Dates set out in Appendix K.

           d) Section 4 consists of the completion of the remainder of the Works, which shall be implemented in accordance with the Key Dates set out in Appendix K.

3.7.1.2 The Signalling Sub-system, the Micro Controller Sub-system, the PIDS Sub-system and the Clock Sub-system shall be completed in accordance with paragraph 3.7.1.1 for Stops that belong to the respective section.

3.7.1.3 The Contractor shall complete the installation of the new Vehicle Borne Equipment to the Type and number of LRVs in accordance with the following schedule.

           ---------------------------------------------------------------------
             Type I    Type II     Type II    Type III     Total      Completion
               LRV     Driving     Trailer      LRV         LRVs         Date
           =====================================================================

                3          3          2            2          10          KD-1
           ---------------------------------------------------------------------
               16         10         10           10          46      Ref. Para.
                                                                        3.2.3.7
           ---------------------------------------------------------------------
               16         10         10           10          46          KD-4
           ---------------------------------------------------------------------
               69         20         10           20         119          KD-6
           ---------------------------------------------------------------------

3.8        Works Excluded from this Contract

3.8.1      Services Provided by Project Contractors

3.8.1.1 The Contractor shall identify and submit to the Engineer for review within 90 days from the Date for Commencement of the Works particulars, if appropriate, of how he intends to use any of these services.

3.8.2      CC-230 Provision

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

3.8.2.1 The details of the works provided by CC-230 are provided in the CC-230/ DB-2040 Civil Works Interface Specification, Appendix A of this PS.

3.8.3      Operations Contro1 Centre (OCC)

3.8.3.1 UPS up to a capacity of 3KVA will be provided by DB-2010 Project Contractor for the Contractors new Signalling Sub-system central computer.

3.8.4      OCC to Remote Locations

3.8.4.1 Dual routed fibre optic circuits will be provided in the OCS by the DB-2010 Project Contractor for communication between OCC and Stops. See Appendix A for DB-2010 / DB-2040 Interface Specification.

3.8.5      Cable Routing

3.8.5.1 For the new track Routes and new Stops of Phase 1 (except existing Stops), the CC-230 Project Contractor shall provide all primary cable containment for Trackside Equipment.

3.8.5.2 For the existing track routes and existing Stops of Phase 1 and Phase 2, the Contractor shall provide any additional trackside and Stop cable troughing required for the implementation of the Signalling System.

3.8.5.3 For the new and existing track routes and Stops, the Contractor shall lay cables in the trackside cable troughing.

3.8.6      Power Supplies

3.8.6.1 For the new track Routes and Stops of Phase 1, the CC-230 Project Contractor will provide all primary power supplies for Trackside Equipment. The DB-2010 Contractor will provide the UPS supply to all the Phase 1 Trackside equipment.

3.8.7      Destination Display Sub-systems

3.8.7.1 For the Destination Display Sub-systems the Employer will design and modify all type I and type II LRV car bodies to install the following items:

           a)   Opening with glass cover for rear number display;

           b)   Mounting brackets for rear number display; and

           c)   Access panel to the rear number display with hinged cover.

3.8.7.2 The Employer will provide design drawings for a), b) and c) above to the Contractor, within 30 days of contract award.

The Contractor will not be required to make any modifications to the LRV car bodies, but shall be required to design the rear number display unit to fit the opening and mounting brackets.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.4.4 A detection system shall be used to determine if the Point switch has been set correctly.

5.2.4.5 Once set by an approaching LRV, the Points shall be prevented from being moved electrically until the LRV has moved over and is clear of the Points.

5.2.4.6 The Route number of the approaching LRV shall automatically set the Point switch at diverging Points to the required direction.

5.2.4.7 A trackside Route indicator or Point indicator shall provide positive indication to the LRV driver of the setting of the Points. That positive indication shall include, where relevant, the following:

               a)   Numeric value relating to the Points;

               b)   Route indication; and

               c)   Left, right & stop aspect.

5.2.4.8 At LRT/road junctions the traffic signals shall be interlocked with the lie of the Points.

5.2.4.9 The direction of the Points shall be capable of being set by the LRV driver by using an override control on the drivers MMI. This shall be achieved by activation of the `left' or `right' button to override the automatic Route setting by the LRV Route number without the need to reset the route code.

5.2.5      Road Junction Equipment

5.2.5.1 The road junction equipment request functions shall include but not be limited to:

               a) Request for LRV right-of-way at road junctions via Traffic Controllers supplied by HKSAR;

               b) Provision of an indication of the state of road junctions to the LRV driver;

               c) Cancellation of LRV right-of-way via Traffic Controllers after LRV has cleared the junction; and

               d) Interlock road junction signal with Point indicator to ensure that it cannot display a proceed aspect which is not in the same direction as the lie of the Points.

5.2.5.2 The Signalling Sub-system shall interface with the Traffic Controllers installed at road junctions. These Traffic Controllers are installed and maintained by the HKSAR Government to regulate the road vehicle and LRV traffic at LR road junctions.

5.2.4      Vehicle Borne Equipment

5.2.6.1 The Vehicle Borne Equipment functions shall include but not be limited to;

               a)   Display of deviation from timetable on each LRV;

               b) Managing of voice and data communications between the LRV and the OCC;

               c) Commanding the Points to the correct alignment based on the LRVs' Route; and

               d) Accepting commands from the driver to move the Points or demand

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

            traffic phase at LRT junction that the LRV is approaching and transmit the command to the Trackside Equipment.

5.2.6.2 Vehicle Borne Equipment shall have built in fault diagnostic facilities capable of continuously displaying and storing fault information. This diagnostic information shall be accessible for indication or Downloading even after power has been temporarily removed from the equipment.

5.2.6.3 The Vehicle Borne Equipment shall not interfere electrically or mechanically with any other vehicle systems.

5.2.6.4 The Vehicle Borne Equipment shall enable the LRV drivers to operate the PA system of vehicles under their control and communicate with all passengers; this applies to LRVs in both single and double vehicle configurations.

5.2.6.5 The Signalling Sub-system shall allow for operation of single or double-car sets.

5.2.6.6 During the migration phase the LRV driver shall be provided with facilities to input load data in the range 1 to 4, where 1 equates to the lowest load and 4 equates to the highest load.

5.2.6.7 The Signalling Sub-system shall allow for the operation of rail maintenance vehicles. The Vehicle Borne Equipment shall have the following minimum functionality:

            a) The location and identity of the auxiliary vehicle shall be available for display on any Workstation;

            b) Accept an operator entry of a three digit Route code;

            c) Allow the driver to set the Points to left, right or ahead command;

            d) Automatically request the right-of-way at LRT/road junctions for vehicle speeds of 30km/hr;

            e) Allow the driver to disable the automatic request for
               right-of-way at LRT/road junction; and

            f) Momentary disabling the transmission of data to the Trackside
               Equipment by the operator.

5.2.6.8 The Signalling Sub-system in the auxiliary vehicles shall have a control panel mounted inside the driving cab of the auxiliary vehicle, for operation by the vehicle driver.

5.2.6.9 The Signalling Sub-system in the auxiliary vehicles shall have a transponder unit mounted outside the auxiliary vehicle for communication with Trackside Equipment.

5.2.6.10 The Signalling Sub-system shall allow for the operation of portable transponder units. These portable transponders shall have the following functionally:

         a) Location and identity of the portable transponder shall be available for display on any Workstation

         b) Accepting an operator entry of a three digit Route code;

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

           c) Accepting an operator entry of `Left', `Ahead' or 'Right' command;

           d) Demanding and cancelling of right-of way at the LRT/road junction as set by the Route code, or the `Left' and 'Right' command if the latter is set; and

           e) Demanding the direction and the lie of Points as set by the Route code or the `Left' and `Right' command if the latter is set.

5.2.6.11 Each portable transponder unit shall have a control panel attached to the transponder unit, with integral battery unit, suitable for hand carrying by a single person, for simulating the presence of an LRV or an auxiliary vehicle.

5.2.6.12 The battery unit shall be capable of operating the transponder unit for 8 hours continuously, at a duty cycle of 10%/90% transmitting/idling time.


5.2.6.13 The Signalling Sub-system shall give the LRV driver the ability to override the Route number Point setting when approaching a rail junction.

5.2.6.14 The Signalling Sub-system shall be designed to allow LRV driver to input valid `sign on' data from a MMI sited in the driving cab when the LRV enters in service. `Sign On' data shall include but not be limited to:

               a)   Driver ID;

               b)   Route number; and

               c)   Run number.

5.2.6.15 The Signalling Sub-system shall allow LRV drivers to input valid operational data from a MMI sited in the driving cab when the LRV is in service. Operational data shall include but not be limited to:

               a)   Route number;

               b)   Run number;

               c)   Load; and

               d)   Direction.

5.2.6.16 The current time, which is synchronised to the master clock, shall be continuously displayed in the LRV on the drivers MMI in hours, minutes and seconds.

5.2.6.17 All Signalling Sub-system equipment shall be synchronised to the existing GPS based real time clock.

5.2.6.18 The Signalling Sub-system shall display the deviation from pre-calculated schedule to the LRV driver.

5.2.6.19 The Signalling Sub-system shall initiate and maintain audio communications between the drivers of two coupled vehicles.

5.2.6.20 The Signalling Sub-system shall initiate and maintain audio communications between the driver and LRV passengers.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.6.21 The Signalling Sub-system shall be designed to initiate and maintain audio announcements from the OCC to the LRV passengers.

5.2.6.22 The Signalling Sub-system shall be designed to initiate, receive and maintain audio communications between the OCC and mobile units equipped with radio, including LRVs.

5.2.6.23 The Signalling Sub-system shall initiate and maintain audio communications between the OCC and an individual LRV using the existing radio network. This shall be achieved by the following operator actions:

                a) Select the audio communications facility and select/enter the
                   LRV number; or

                b) Select the audio communications facility and select/enter the
                   LRV run number.

5.2.6.24 The Signalling Sub-system shall initiate and maintain the establishment of audio communications between the OCC and all LRVs on a particular Route using the existing radio network. This shall be achieved by the following operator actions:

                a) Select the audio communications facility and select/enter the
                   LRV Route number.

5.2.6.25 The Signalling Sub-system shall initiate and maintain the establishment of audio communications between the OCC and all LRVs on the LR network using the existing radio network. This shall be achieved by the following operator actions:

                a) Select the audio communications facility and select/enter all
                   LRVs.

5.2.6.26 The Signalling Sub-system shall initiate and maintain the establishment of PA broadcasts from the OCC to drivers only or to the drivers and passengers of individual LRVs, groups of LRVs and all LRVs using the existing radio network. This shall be achieved by the following operator actions:

                a) Select driver only or driver and passengers; and

                b) Select the PA facility and select/enter the LRV number, group
                   (Route or multiple Routes) or all LRVs.

5.2.6.27 The selection of PA calls shall permit the choice between the transmission of a direct voice message or a pre-recorded message.

5.2.6.28 When two LRVs are coupled the Signalling Sub-system shall be capable of automatically identifying the vehicle numbers of both LRVs and transmitting information to the OCC.

5.2.6.29 The Signalling Sub-system shall detect as an alarm, any break or loss of communications, between a leading car and a coupled vehicle.

5.2.7      Bay Management System

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                                                           Contract No. DB-2040
                                                          Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.7.1 The bay management system functions shall include but not be limited to:

               a)  controlled entry to bays by Route indicator signals;

               b) controlled entry and exits of LRVs at termini diamond crossings by signal indication;

               c) automatic routing of LRVs to bays/platforms according to LRV Route number;

               d) allocation of preferred and secondary platforms-configurable by the operator at the OCC;

               e) if the LRV cannot be accepted, the LRV shall be routed to the secondary platform if it has the capacity and if the operator has configured it. This action shall generate an appropriate alarm/indication state to the LR operator;

               f) if the secondary platform does not have the required capacity, the LRV shall be held at the approach signal until either the preferred platform or secondary platform is available;

               g) if an LRV cannot be routed into a platform within 2 minutes, an appropriate alarm shall be raised at the OCC;

               h) The allocation of secondary platforms shall be configurable by the operator;

               i)  detection of bay occupancy to the following level:

                         (i)   Full -2 LRVs detected;

                         (ii)  Half full - 1 LRV detected at forward position;

                         (iii) Half full - 1 LRV detected at rear position;

                         (iv)  Empty - no LRV detected; and

                         (v)   Not in use.

               j) Control of flashing signal warning pedestrians at the terminus pedestrian crossing that an LRV is approaching that platform;

               k)  Alarm generation and onward transmission to the OCC;

               l) Interlocking between the Route indicator signal and the Point control system;

               m) Transmit information to the LRV driver to remind him to change the destination display Sub-system to indicate the new destination;

               n) Transmit information to the LRV driver to remind him to proceed from the entry bay to the exit bay;

               o) The exit of LRVs from termini shall be controlled by the drivers' line of sight.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

---------------------------------------------------------------------------------------------------
Terminus     Approach  Bay          Flashing      Entry of   Exit of    Diamond    Track    ID
name         Signal    management   Pedestrian    platform   platform   crossing   circuit  detector
                       request      signal        detector   detector   signal
                       detector
---------------------------------------------------------------------------------------------------
Ferry Pier      [X]       [X]          [X]           [X]        [X]         [X]      [X]       [X]
---------------------------------------------------------------------------------------------------
Sam Shing       [X]       [X]           -            [X]        [X]          -       [X]       [X]
---------------------------------------------------------------------------------------------------
Yuen Long       [X]       [X]          [X]           [X]        [X]          -       [X]       [X]
---------------------------------------------------------------------------------------------------
Tin Shui        [X]       [X]           -            [X]        [X]          -       [X]       [X]
Wai
---------------------------------------------------------------------------------------------------
Stop 550        [X]       [X]           -            [X]        [X]          -       [X]       [X]
---------------------------------------------------------------------------------------------------

      Table 5.1 Schedule of Bay Management Equipment to be Provided at Termini

5.2.8         Signalling Sub-system Reports

5.2.8.1 The Signalling System shall be configured to generate reports from the data gathered and stored within the Signalling System.

5.2.8.2 These reports shall be made available in, but not limited to, the following formats;

                      a) Snapshot printout taken at an instant;

                      b) Historical printout; and

                      c) CSV for export.

5.2.8.3 The reports to be generated by the Signalling Sub-system shall include; but are not limited to;

                      a) LRV information including vehicle number, run number,
                         driver identification, LRV loading, Route number, destination, LRV configuration, in/out service, deviation of timetable, last loop, last Stop;

                      b) Signalling Sub-system equipment information including:
                         OCC master/standby status;

                      c) LRV equipment information including: on board processor status, coupled car status;

                      d) Alarm history;

                      e) Event history; and

                      f) Ancillary Stops equipment I/O status and history.

5.2.9         Timetable

5.2.9.1 The Signalling Sub-system shall be able to accept timetable data in its current format and using standard data storage media, local or otherwise. The timetable data is produced and edited by others on an existing off-line PC.

5.2.9.2 The Signalling Sub-system timetable shall be used to define the time at which the LRV is expected to reach a given point on the network. The timetable data received from the LRV shall be used to monitor the time at which the LRV reaches a given point on the network.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.10     Status Monitoring

5.2.10-l The Signalling Sub-system shall provide condition and status monitoring of all signalling equipment, and shall report equipment failure, status and condition to the OCC engineers Workstation. Failures shall include a loss of communication or function.

5.2.10.2 Self-test and lamp test facilities shall be provided on all Signalling Sub-system equipment.

5.2.10.3 The Signalling Sub-system shall provide distinctive audible and visual alarms to the operators at the OCC Workstations. The alarms shall be capable of being grouped as required (typically by type, priority, area etc.). The acknowledgement and clearing of alarms shall be configurable by LR operators. Facilities shall be provided to allow the alarms to be generated without sounding the audible alarm. As a minimum operator alarms shall be raised for the following events;

               a) Wrong routing - alarm raised if an LRV deviates from its predefined Route;

               b) Point failure - alarm raised if Points fail or lose detection;

               c) Indicator failure - alarm raised if a trackside indicator fails;

               d) Load alarm - alarm raised if the load of successive LRVs (number configured by operators) is above an operator defined level for a particular Stop;

               e) No service - alarm raised if no vehicle movement is detected over a section of the LR network for given period of time (defined by operators); and

               f)   On-board equipment failure.

5.2.10.4 During the migration phase the interface between the existing signalling system and new Signalling Sub-system OCC Workstations shall operate as follows:

               a) When an LRV moves between systems (in either direction) the Workstation of the system being exited shall display the LRV identity at its last detection point. When the LRV has left the area covered by the system being exited the LRV identity shall continue to be displayed at its last detection point. The next LRV to travel across the same boundary in the same direction shall also have its LRV identity displayed at the last detection point. This shall continue until 5 LRV identities are displayed in order of arrival at the last detection point;

               b) Subsequent LRVs to travel across the same boundary in the same direction shall be displayed with the earliest LRV identity being removed from display. The operation of this interface shall not cause audible or visual alarms to the operators;

               c) The system being entered shall only display the LRV identity when it reaches the first detection point; and

               d) During the migration phase no operator action shall be required at the OCC for an LRV to transfer between the existing signalling system and the new Signalling Sub-system;

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.10.5 During the migration phase the OCC shall display load data in the range 1 to 4 for each LRV. The OCC shall recognise that 1 equates to the lowest load and 4 equates to the highest load.

5.2.10.6 The Signalling Sub-system shall be capable of displaying and printing LR operational and management data at the OCC. This data shall be dynamic i.e. it shall be continuously updated and available on demand.

5.2.10.7 The Signalling Sub-system shall be capable of storing and retrieving operational and management data for seven days within the system. This data shall be capable of being archived onto removable storage medium provided by the Contractor on a daily and weekly basis.

5.2.10.8 The Signalling Sub-system shall allow for LRV location and vehicle information to be monitored from the OCC Workstation. As a minimum the LRV location shall be shown on a geographic display of the LR network to indicate that it is either at a Stop or between Stops.

5.2.10.9 The vehicle information to be displayed shall include but not be limited to:

               a)   LRV number;

               b)   Route number;

               c)   Run number;

               d)   Driver number;

               e)   Load;

               f) Manual direction selection (setting of manual Point control switch);

               g)   Vehicle configuration (single LRV or Coupled LRV);

               h)   Sign on or sign off status; and

               i)   Vehicle Borne Equipment fault code.

5.2.10.10 When two LRVs are coupled together the Signalling Sub-system shall be capable of storing the vehicle numbers of both LRVs and displaying this information at the OCC upon request.

5.2.10.11 The Signalling Sub-system shall provide automatic timetable facilities. It shall be capable of storing a minimum of 7 different timetables and shall allow operators to easily switch between timetables without disrupting operations. Facilities shall be provided to allow the Uploading of timetables from a storage medium local or otherwise.

5.2.10.12 The Signalling Sub-system shall be capable of displaying an individual LRVs deviation from its pre-calculated schedule at the OCC Workstation.

5.2.10.13 The Signalling Sub-system shall, as a degraded mode of operation, allow the OCC operator to issue and remove a request for right-of-way for an LRV waiting at an LRT/road junction.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.2.10.14 The Signalling Sub-system shall be designed in such a way that operation does not depend upon the radio network being continuously available for the transmission of data.

5.2.10.15 The Signalling Sub-system shall continue to function for a minimum of three hours in the event of a power failure. Uninteruptable power supply systems with a minimum of three hours autonomy shall be provided by others.

5.2.11     Backup Operations Control Centre

5.2.11.1 The portable radio handset provided as a backup Operations Control Centre shall be able to initiate and maintain calls to all LRV drivers from any given location within the LR network.

5.2.11.2 The portable radio handset shall be able to receive and maintain calls from any LRV driver at any given location within the LR network.

5.2.11.3 The battery charger provided with the radio shall be able to fully charge the radio handset within 12 hours.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification


5.3       Micro Controller Sub-system

5.3.1     General

5.3.1.1 The functional requirements for the control and monitoring of ancillary Stop equipment I/O shall include, but not be limited to:

               a) All ancillary Stops equipment outputs shall be available for control from the Signalling System consoles of the senior traffic controller and the traffic controller;

               b) All ancillary Stop equipment inputs shall be made available for monitoring from the Signalling System consoles of the senior traffic controller and the traffic controller; and

               c) Selected ancillary Stop equipment inputs shall be made
                  available for display to the power system Workstation consoles of the power supply officer and the power controller.

5.3.2     Ancillary Stops Equipment I/O (non-safety related)

5.3.2.1 The ancillary Stop equipment I/O consists of digital inputs and outputs utilising dry contacts.

5.3.2.2 The operation of the ancillary Stop equipment I/O is secondary to the overall operation of the Signalling System. It is important that these I/O points are correctly controlled and monitored but the failure of these I/O points shall not affect the operation of the Signalling System as a whole.

5.3.2.3 The Contractor shall provide all cabling from the ancillary Stop equipment I/O devices to the I/O modules or interface unit.

5.3.2.4 The functionality of the ancillary Stop equipment I/O shall be as follows:

               a) Phase 1 digital outputs

                   i) Platform Lighting on/off - The control output for the platform lighting shall be accessible from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform lighting outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the platform lighting based on a time setting.

                   ii) TVM lighting on/off - The control output for the TVM lighting shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the TVM lighting outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the TVM lighting based on a time setting.


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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

               iii) Advertising panel lighting on/off - The control output for the advertising panel lighting shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the advertising panel lighting outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the advertising panel lighting based on a time setting.

               iv) Stop name sign on/off - The control output for the Stop name sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the Stop name sign outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the Stop name sign based on a time setting.

               v) Platform 1 out-of-service - The control output for the platform 1 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 1 out-of-service output and to issue a manual override command.

               vi) Platform 2 out-of service - The control output for the platform 2 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 2 out-of-service output and to issue a manual override command.

               vii) Platform 3 out-of-service - The control output for the platform 3 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 3 out-of-service output and to issue a manual override command.

               viii) Platform 4 out-of-service - The control output for the platform 4 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 4 out-of-service output and to issue a manual override command.

               ix) Platform 5 out-of-service - The control output for the platform 5 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 5 out-of-service output and to issue a manual override command.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

               x) Platform 6 out-of-service - The control output for the platform 6 out-of-service sign shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform 6 out-of-service output and to issue a manual override command.

               xi) Engineering works in progress - The control output for the engineering works in progress lamp shall be available from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the engineering works in progress output and to issue a manual override command.

            b) Phase 1 digital Inputs

               i) Platform lighting on/off - This input shall be used to provide information on the platform lighting status. This input shall be used in the control logic to determine the successful control of the output.

               ii) Advertising panel lighting on/off - This input shall be used to provide information on the advertising panel lighting status. This input shall be used in the control logic to determine the successful control of the output.

               iii) TVM general alarm - This input shall be used to provide status and alarm information on the TVM general alarm to the operator Workstations in the OCC.

               iv) TVM burglar alarm - This input shall be used to provide status and alarm information on the TVM burglar alarm to the operator Workstations in the OCC.

               v) Stop name sign - This input shall be used to provide information on the Stop name sign lighting status. This input shall be used in the control logic to determine the successful control of the output.

               vi) High temperature alarm - This input shall be used to provide status and alarm information on the UPS temperature to the operator Workstations in the OCC.

               vii) UPS input failure alarm - This input shall be used to provide status and alarm information on the UPS input to the operator Workstations in the OCC.

               viii) UPS fault - This input shall be used to provide status and alarm information on UPS faults to the operator Workstations in the OCC.

               ix) UPS output alarm - This input shall be used to provide status and alarm information on the UPS output status to the operator Workstations in the OCC.

               x) Charger failure - This input shall be used to provide status and alarm information on the UPS battery charger status to the operator Workstations in the OCC.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

               xi) Battery low - This input shall be used to provide status and alarm information on the UPS battery status to the operator Workstations in the OCC.

               xii) Traffic office manned - This input shall be used to provide status and alarm information on the traffic office manned signal to the operator Workstations in the OCC.

               xiii) Intruder level 1 - This input shall be used to provide status and alarm information on the intruder level 1 alarm to the operator Workstations in the OCC

               xiv) Intruder level 2 - This input shall be used to provide status and alarm information on the intruder level 2 alarm to the operator Workstations in the OCC.

               xv) Local fire alarm - This input shall be used to provide status and alarm information on the local fire panel to the operator Workstations in the OCC.

            c) Phase 2 digital outputs

               i) Platform lighting on/off - The control output for the platform lighting shall be accessible from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the platform lighting outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the platform lighting based on a time setting.

               ii) TVM lighting on/off - The control output for the TVM lighting shall be accessible from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the TVM lighting outputs and to issue a mauual override command. The Contractor shall also provide control logic that shall automatically control the output to the TVM lighting based on a time setting.

               iii) Advertising panel lighting on/off - The control output for the TVM lighting shall be accessible from the Workstation of the senior traffic controller and the traffic controller at the OCC. It shall be possible for the operators at the OCC to call up information on the TVM lighting outputs and to issue a manual override command. The Contractor shall also provide control logic that shall automatically control the output to the TVM lighting based on a time setting.

            d) Phase 2 digital inputs

               i) B4 equipment supply - This input shall be used to provide status and alarm information on the B4 equipment supply to the operator Workstations in the OCC.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

               ii) Stop UPS alarm - This input shall be used to provide status and alarm information on the Stop UPS alarm to the operator Workstations in the OCC.

               iii) Platform lighting on/off - This input shall be used to provide information on the platform lighting status. This input shall be used in the control logic to determine the successful control of the output.

               iv) TVM lighting on/off - This input shall be used to provide information on the TVM lighting status. This input shall be used in the control logic to determine the successful control of the output.

               V) Advertising panel lighting on/off - This input shall be used to provide information on the advertising panel lighting status. This input shall be used in the control logic to determine the successful control of the output.

               vi) TVM general alarm - This input shall be used to provide status and alarm information on the TVM general alarm to the operator Workstations in the OCC.

               vii) TVM burglar alarm - This input shall be used to provide status and alarm information on the TVM burglar alarm to the operator Workstations in the OCC.

5.3.2.5 The Contractor shall submit his proposal for control and monitoring of the non-safety related ancillary Stop equipment I/O for review by the Engineer.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification



5.4        PIDS Sub-system


5.4.1      General

5.4.1.1 Passenger information to be displayed shall include, but not be limited to, the following:-

                a) service information on each platform at intermediate Stops, comprising Route number, destination, single or coupled vehicle status, expected time to arrival (in minutes);

                b) Service information on each platform at terminus, comprising Route number, destination, single or coupled vehicle status, expected time of departure (in 24 hour clock format); and

                c) Service information at circulation areas, comprising platform number, Route number, destination, single or coupled vehicle status, expected time of departure (24 hour clock format).

5.4.1.2 The PIDS display shall be capable of displaying passenger information in both the Chinese and English language, numerals, punctuation and symbols.

5.4.1.3 Each line of the display shall be complete in meaning, which shall be easily interpreted by passengers.

5.4.1.4 The PIDS shall display each message of passenger information alternately in Chinese and English languages.

5.4.1.5 The service information specified in 5.4.1.l a) & b) shall comprise the information for two successive arriving LRVs or two successive departing LRVs.

5.4.2      PIDU Location

           The quantities of PIDU on each platform shall satisfy the requirement in Table 5.2 Please refer to Appendix N for details of platfom length at each Stop.

           --------------------------------------------
            Platform Length     PIDU Minimun
                                Requirements
           --------------------------------------------
            40 meters           1 x double sided PIDU
           --------------------------------------------
            60 meters           2 x double sided PIDU
           --------------------------------------------
            80 meters           2 x double sided PIDU
           --------------------------------------------
               Table 5.2 Platform PIDU requirements

5.4.2.l The number of PPIDU at each location will be subject to review by the Engineer.

5.4.2.2 The Contractor shall install a minimum of 1 x double sided PIDU at each 40 metre long platform.

5.4.2.3 The Contractor shall install a minimum of 2 x double sided PIDU at each of the 80 metre long platforms located at Tin Shui Wai (S430), Tuen Mun (S290) and Siu Hong

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

          (S100) WR/LR Interchanges.

5.4.2.4 The Contractor shall install a minimum of 2 x double sided PIDU at each of the 60 metre long platforms located at On Tin (S270), Fung Nin Road (S570) and Tai Tong Road (S590).

5.4.2.5   The Contractor shall mount the PPIDUs and the TPIDUs in position.

5.4.2.6 The Contractor shall submit mounting arrangement drawings to the Engineer for review.

5.4.3     PIDS Operation

5.4.3.1 The PIDS shall operate in automatic mode and shall display the required information on the Platform Passenger Information Display Unit (PPIDU) and the Terminus Passenger Information Display Unit (TPIDU).

5.4.3.2 The PIDS shall compute the expected time to arrival for display, counting down in minutes from a maximum of 9 minutes on the PPIDU.

5.4.3.3 The expected time to arrival displayed on the PIDUs shall be updated at least once per minute.

5.4.3.4 The Contractor shall provide sufficient reporting points on the LR network to enable accurate one minute interval updates for the time to arrival.

5.4.3.5 The PIDS shall compute the expected time of departure for display, in a 24-hour clock format, on the TPIDU.

5.4.3.6 In cases where all the columns of the PPIDU are occupied, the PIDS shall be able to store excess LRV information for subsequent display when a column of the PPIDU becomes free again.

5.4.3.7 In cases where all the lines of the TPIDU are occupied, the PIDS shall be able to store excess LRV information for subsequent display when a line of the TPIDU becomes free again.

5.4.3.8 A column of LRV information is cleared from the PPIDU when the corresponding LRV departs the platform.

5.4.3.9 A line of LRV information is cleared from the TPIDU when the corresponding LRV departs the platform.

5.4.4     PIDS Management System

5.4.4.1 The management system shall provide overall control, supervision, maintenance and configuration of the entire PIDS Sub-system.

5.4.4.2 Access to the functions of the management system shall be via the maintenance Workstations.
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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.4.4.3 The management system and the maintenance Workstations shall be located in the operations control centre equipment room of the LR depot.

5.4.4.4 The Contractor shall provide an uninteruptable power supply for all PIDS equipment located in the central equipment room.

5.4.4.5 The management system shall allow modification to the characters, graphics and symbols.

5.4.4.6 Facilities shall be provided in the management system for Uploading any additions or modifications to the PIDS message database during normal operating hours or during non-traffic hours, without disrupting the functionality of PIDS.

5.4.4.7 Facilities shall be provided in the management system for Downloading the configuration and alarm files to an off-line storage system. The files shall be capable of being read by commercially available industry standard software.

5.4.4.8 A central management database shall be provided for the definition of the system hardware and software configurations. Any changes made to the database shall be updated automatically to a non-volatile storage device, so that a current version of the database is available in the event of system or power failure.

5.4.4.9 The management system shall have an internal clock normally synchronised with the clock of the Signalling System. In the event of the loss of the synchronisation signal, the internal clock shall continue to operate within the PIDS. The internal clock shall be used to provide a time and date stamp for the alarm history and event history reports.

5.4.4.10 The PIDS management system shall be provided with a spare capacity to allow for a 50% increase in the number of PIDS display boards, without the need for additional PIDS management software or hardware enhancement.

5.4.4.11 The maintenance Workstation shall be provided with the facility for a maintainer or system administrator to successfully execute a log-on sequence before any controls or commands are available on the Workstation.

5.4.4.12 The log-on sequence shall require the maintainer or system administrator to enter both a unique user name and a password of not less than 3 characters. Upon successful log-on, the PIDS shall enable access to all authorised indications, commands and reports for the relevant level. See table 5-3.

              ------------------------------------------------------------------
               Log-on Level            Control Function
              ------------------------------------------------------------------
                    5           System Administrator
              ------------------------------------------------------------------
                    4           Edit system and data files
              ------------------------------------------------------------------
                    3           Read only to system files and edit data files
              ------------------------------------------------------------------
                    2           Read only to system and data files
              ------------------------------------------------------------------
                    1           Spare
              ------------------------------------------------------------------
                Table 5.3      PIDS Maintenance Log-on Levels

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5.4.4.13     The PIDS management system shall provide facilities for the system administrator to

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

           carry out input, modification, addition and deletion of user data, including as a minimum but not limited to the following functions:-

               a)  resetting of password;

               b)  allocation of log-on control access level to each user;

               c)  creation and deletion of users;

               d) creation and deletion of designated functions and commands available to each log-on access level;

               e)  administration and housekeeping functions.

5.4.4.14 The PIDS management system shall monitor the system alarm status on a real-time basis. All PIDS control equipment and PIDUs shall be provided with the facilities of fault monitoring and reporting to the PIDS management system.

5.4.4.15 In addition to the alarms and equipment status shown on the maintenance Workstation, the control equipment and each PIDU shall be provided with suitable status indications on the local equipment racks.

5.4.4.16 The PIDS management system shall store the detailed records in the alarm history database for future retrieval and analysis.

5.4.4.17 The following alarm conditions shall be indicated and reported to the PIDS management system as a minimum:-

               a)  failure of control equipment;

               b)  loss of communications link to any PIDU;

               c)  failure of any Workstation;

               d)  failure of any PIDU;

               e)  failure of power supply unit; and

               f)  loss of synchronisation with the master clock.

5.4.4.18 All alarms first reported to the PIDS management system shall flash in the display list, and shall be accompanied by an audible tone.

5.4.4.19 Facilities shall be provided to enable the maintainer to mute the audible alarm.

5.4.4.20 The flashing shall be steadied and the audible tone silenced by the maintainer acknowledgement action on the Workstation.

5.4.4.21   All alarms shall be stamped with date and time.

5.4.4.22 All rectified alarms shall be removed from the active alarm display list and automatically inserted into the alarm history database.

5.4.4.23 The alarm history database shall have sufficient storage capacity to store the alarms for a period of at least four weeks without carrying out any housekeeping function.
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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

5.4.4.24 The PIDS management system shall be equipped with a maintenance printer to produce hard copies of the alarm list, the alarm history database, the system parameter database, maintenance activities logs and various performance and management reports.

5.4.5      Fault Diagnostics

5.4.5.1 Fault diagnostic facilities shall be incorporated into the PIDS control and display equipment to assist maintenance personnel in identifying the failure in the equipment in the shortest time.

5.4.5.2 All PIDS control equipment and display units shall provide diagnostics that enable the maintainer to rapidly diagnose any faults.

5.4.5.3 The fault diagnostics system shall detect all the PIDS alarm conditions.


5.5        Clock Sub-system


5.5.1      general

5.5.1.1 Clocks shall be provided on all platforms of all Stops and termini and in the circulation area of termini.

5.5.1.2 As a general requirement, one double-side clock shall be provided at each location where a PIDS display unit (PIDU) is located. This shall apply to both platform display units (PPIDU) and terminus display units (TPIDU).

5.5.1.3 In order to overcome sighting difficulties inherent at narrow platforms (platform width of 2 metres or 2.5 metres) one additional double-sided clock per platform shall be provided above the standard provision.

5.5.1.4 The clock display shall be analogue showing the time in the 12-hour format.

5.5.1.5 The Contractor shall design, supply and install all equipment enclosures, mounting brackets, cable containment and cables necessary for the implementation of the clock Sub-system.

5.5.1.6 The clock Sub-system shall be synchronised with the existing master clock system. The Contractor shall supply and install the required cabling to an output terminal of the master clock in order to obtain the synchronisation signal.

5.5.1.7 The clock Sub-system shall continue in normal operation in the event of a loss of synchronisation signal from the master clock.

5.5.1.8 A maintenance Workstation shall be provided, its functionality shall include but not be limited to:

               a)  enable automatic running;

               b)  setting of time on an individual clock and all clocks; and

               c)  stop individual clock and all clocks.

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

6.1.9.2 Cabling beneath raised floors shall be laid neatly in trays or trunking.

6.1.10     OCC Workstations

6.1.10.1 Workstations installed at sites other than the OCC shall be configured to display Signalling System information, but in normal configuration shall not be able to initiate radio calls or request road junction priority.

6.1.10.2 Workstations installed at sites other than the OCC shall be configurable by means of password protection to allow them to operate as a backup OCC facility.

6.1.11     Prototype Equipment

6.1.11.1 Prototypes of the Vehicle Borne and Trackside Equipment shall be developed so as to ensure that the Signalling System equipment placed into service will be compatible, safe and reliable.

6.1.11.2 The prototype Vehicle Borne Equipment shall be developed for testing and evaluation at the LRT depot prior to installation in the LRVs.

6.1.11.3 Prototype tests shall be carried out at the LRT depot with the equipment installed in test racks.

6.1.11.4 The Contractor shall provide a prototype equipment test plan for review by the Engineer.

6.1.12     Labelling

6.1.12.1 All system and Sub-system modules (including spares) shall be labelled with part numbers and part descriptions in English and Chinese.


6.1.13     Language

6.1.13.1 The Contractor shall provide all documentation and training required by this Contract in English.

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
                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

8.1.9.7 Sub-system tests shall include load tests to demonstrate that the Sub-system performance requirements are met under full load and at maximum configuration.

8.2          Testing Stages

8.2.1 The following stages of verification, testing and commissioning shall be performed, and are described in the paragraphs below:

                  a) Design Verification Tests - to verify that the Contractor's design will meet all the requirements in the Specification;

                  b) Factory Acceptance Tests - To check that the totality of the equipment supplied under the Contract performs in accordance with the Contract requirements;

                  c) Installation Tests;

                  d) Partial Acceptance Tests;

                  e) System Acceptance Tests;

                  f) Test on Completion; and

                  g) Pre-Revenue Operation.

8.2.2 The Contractor shall prepare and submit to the Engineer for review a full version of the Testing and Commissioning Programme within 60 days from the Date for Commencement of the Works.

8.2.3        Design Verification Tests

8.2.3.1 The validation and design verification tests shall include, but not be limited to, the following:

                  a) Mock-up trial;

                  b) Electromagnetic compatibility test (EMC);

                  c) Environmental test;

                  d) Ergonomic prototype trial; and

                  e) Prototype test.

8.2.3.2      Mock-up Trial

8.2.3.2.1 A mock-up trial shall be conducted on all types of equipment to be operated by passengers and/or operations.

8.2.3.2.2 The mock-up shall be fabricated to the exact dimensions of the actual equipment in order to demonstrate that all ergonomic requirements of the Man Machine Interface in this specification are met.

8.2.3.2.3 All mock-ups shall be shipped to a location in Hong Kong SAR to be designated by the Engineer.

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

8.2.3.2.4 The Contractor shall submit a mock-up trial plan to the Engineer for review at least 60 days before commencement of the trial. The mock-up trial plan shall address, but not be limited to, the following:

              a) the dates for submission of the mock-up trial procedure, conducting of the mock-up trial, trial report and records;

              b) the Contractor's strategy for the mock-up trial and how this relates to the sequence of the equipment detailed design.

8.2.3.2.5 The Contractor shall develop procedures for the mock-up trial and submit these to the Engineer for review at least 60 days before the commencement of the trial. The mock-up trial procedure shall include, as a minimum, the following:

              a)  the objectives of each mock-up trial;

              b) full details and procedures for each trial to be carried out under the Contract and including the pass/fail criteria.

8.2.3.2.6 The Contractor shall perform all mock-up trials on all mock-ups to ensure that the human factors are thoroughly considered. As a result of the trial, the Contractor shall rectify all non-compliances as identified by the Engineer when performing the detailed design of the relevant equipment.

8.2.3.3    Electromagnetic Compatibility Tests (EMC)

8.2.3.3.1 EMC testing shall be performed on all Contractor's equipment and Sub-systems to confirm Electromagnetic Compatibility.

8.2.3.3.2 The Contractor shall submit an Electromagnetic Compatibility (EMC) Management Plan to the Engineer for review at least 180 days before the commencement of the tests. The plan shall adopt a top down approach and describe the EMC strategy and process.

8.2.3.3.3 The EMC Management Plan shall identify a comprehensive list of specifications, standards, method statements and procedures that have been reviewed by the Engineer. The EMC Management Plan shall also include a programme that shall identify the dates for EMC submissions. The Contractor shall employ suitable design techniques and construction methods to minimise the effects of electromagnetic interference.

8.2.3.3.4 The Contractor shall perform all necessary EMC tests in order to identify the causes, and to provide satisfactory solutions in the event of any electromagnetic interference problems.

8.2.3.3.5 Where the Contractor's equipment and Sub-systems have already been EMC tested and comply with the requirements of the Contract, the relevant test certificates and test results shall be submitted to the Engineer for review.

8.2.3.4    Environmental Tests

8.2.3.4.1 Environmental tests shall be performed on all tests equipment to verify their performance under conditions of extreme temperature and humidity as specified in the Specification.

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

8.2.3.4.2 Environmental tests shall be performed on all equipment to confirm that the equipment shall not suffer from damage or reliability degradation due to vibration, as specified in the Specification.

8.2.3.4.3 The Contractor shall develop procedures for the environmental tests and submit these to the Engineer for review at least 180 days before the commencement of the environmental tests.

8.2.3.5     Ergonomic Prototype Trial

8.2.3.5.1 Ergonomic prototype trials shall be performed on each type of equipment.

8.2.3.5.2 The purpose of the ergonomic prototype trial is to verify that each type of equipment meets all the ergonomic requirements given in the Specification.

8.2.3.5.3 The Contractor shall submit an ergonomic prototype trial plan to the Engineer for review at least 90 days before commencement of the trial. The ergonomic prototype trial plan shall address, but not be limited to, the following:

               a) the dates for submission of the ergonomic prototype trial procedure, conducting of the ergonomic prototype trial, trial reports and records;

               b) the Contractor's strategy for the ergonomic prototype trial and how the comments and recommendations from the mock-up trial will be incorporated into the prototype design.

8.2.3.5.4 The Contractor shall develop procedures for the ergonomic prototype trial and submit these to the Engineer for review at least 90 days before the commencement of the trial. The ergonomic prototype trial procedure shall include, as a minimum, the following:

               a)   the objectives of each ergonomic prototype trial;

               b) full details and procedures for each ergonomic prototype trial to be carried out under the Contract and including the pass / fail criteria.

8.2.3.5.5 The Contractor shall provide and organise an ergonomic prototype trial on all prototypes in two one-week sessions or one two-week session to ensure that all the previously made comments and recommendations relating to ergonomic guidelines have been incorporated into the prototype designs.

8.2.3.5.6 The Contractor shall perform all ergonomic prototype trials. As a result of these trials, the Contractor shall rectify all non-compliances as identified by the Engineer in the relevant equipment. The prototype must pass the ergonomic prototype trials before factory acceptance tests can be performed.

8.2.3.6     Prototype Tests

8.2.3.6.1 The Engineer will make available spare items of Reuse Equipment to assist the Contractor with his prototype and interface design and testing.

8.2.3.6.2 On satisfactory completion of the prototype tests, the tested items will be considered available for Factory Acceptance Tests.

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

8.2.3.6.3 The Contractor shall develop procedures for each prototype test and submit these to the Engineer for review at least 180 days before the commencement of the test.

8.2.3.6.4 The prototype tests shall ensure that the prototypes are suitable in all respects for the purpose intended and the prototypes meet all the requirements given in the Particular Specification and Chapter 9 of the General Specification. The prototype testing shall include, but not be limited to:

               a)   Standalone equipment tests;

               b)   Sub-system tests.

8.2.4      Factory Acceptance Tests (FAT)

8.2.4.1 The purpose of the Factory Acceptance Test is to demonstrate that the equipment and Sub-systems fulfil all requirements specified in Chapters 3 and 9 of the General Specification, and the Particular Specification.

8.2.4.2 No equipment or software shall be permitted to be installed on Site until the Contractor has demonstrated to the satisfaction of the Engineer that the equipment and/or software conforms with all its specifications by carrying out the FATs.

8.2.4.3 The Contractor shall carry out and certify all the necessary Factory Acceptance Tests, which shall be witnessed by the Engineer.

8.2.4.4 Before each manufactured item is shipped from the Contractor's manufacturing facility, tests shall be conducted to verify all aspects of manufacturing and performance that can be tested there. The Factory Testing Plan shall list the scope of the tests and include a complete list of the procedures as described in the Chapter 3 of the General Specification and shall be submitted to the Engineer for review. The Factory Testing Plan shall include dates for submission of FAT procedures.

8.2.4.5 Prior to commencement of the FAT, equipment shall be inspected to ensure:

               a)   correct standards of workmanship and quality;

               b) correct identification labels, cabling, tagging, housing and mounting etc.;

               c) compliance with the PS and reviewed drawings (including compliance with fire safety and materials requirements);

               d)   verification of model numbers and quantities of items.

8.2.4.6    The FATs shall include, but not be limited to:

               a)   hardware inspection;

               b)   environmental tests;

               c)   standalone equipment tests; and

               d)   Sub-system tests.

8.2.4.7 The conditions of the FAT shall be no less rigorous than the following:

               a) all Sub-system components shall have been successfully inspected and tested;

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

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification

               b) test equipment and test software shall be provided to load the equipment to a greater extent than the worst case predicted for the complete system. On-line loading and all functions shall be tested under these worst case conditions. Sufficient hardware and/or simulation devices shall be provided by the Contractor to ensure that the design loading conditions can be achieved and performance demonstrated to the satisfaction of the Engineer.

8.2.4.8 The Factory Testing Plan submission date shall be 180 days prior to the commencement of the FAT.

8.2.4.9 The Factory Testing procedure submission date shall be 90 days prior to the commencement of the FAT.

8.2.4.10 Tests shall be performed with the electronic assemblies powered and connected to a simulator that can duplicate the input and output conditions that are seen during normal service in the Hong Kong SAR. For processor-based units, the testing shall be performed with a configuration of software reviewed by the Engineer. All outputs of electronic assemblies shall be monitored continuously for anomalous operation.

8.2.4.11 Should the Signalling System or equipment fail to pass any Factory Acceptance Test due to non compliance with the Specification, the Contractor shall remedy the defects and/or deficiencies and the relevant test(s) shall be repeated within a reasonable time but in any event within 4 weeks.

8.2.4.12 A First Article Inspection (FAI) shall be conducted on the first production units(s) by formal examination against the production drawings and specifications and by testing in accordance with the reviewed test procedures. These tests shall be performed at the Contractor's facility.

8.2.4.13 Prior to each FAI, the Contractor shall provide the Engineer with an indentured list of all applicable drawings to the lowest levels of repair and replacement, and a complete set of test procedures identified by revision or issue. The list shall be as complete as necessary to identify the production baseline. Upon satisfactory completion of the inspection, the data package shall be corrected to incorporate any changes found necessary during the inspection.

8.2.4.14 FAIs for each Sub-system of the Signalling System shall be scheduled prior to the first shipment of equipment for that Sub-system from the plant.

8.2.5     Installation Tests

8.2.5.1 The Installation Tests shall conform to the requirement as described in the Chapter 9 of the General Specification.

8.2.5.2 Prior to Installation, the Contractor shall ensure that the equipment delivered to the Site has not been damaged in transit.

8.2.5.3 The Inspection shall verify that the equipment has been installed to the procedures and design that have been reviewed by the Engineer and that the equipment is correctly located and labelled.

                                                                         [STAMP]

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                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification


8.2.5.4 The inspection shall verify that any false feed, temporary wiring and redundant items have been removed and that equipment is correctly protected against interference, damage and deterioration.

8.2.5.5 The Contractor shall maintain inspection records to demonstrate that each item of equipment has been inspected and found to be satisfactory, and attach to this record a detailed list of any discrepancies found and remedial work carried out.

8.2.5.6 As defects are rectified, these shall be recorded on the appropriate inspection record.

8.2.5.7 Tests shall be carried out to demonstrate to the satisfaction of the Engineer that the installation is correct; this shall include, but not be limited to:

                      a) voltage measurements;

                      b) electrical continuity tests;

                      c) electrical isolation tests;

                      d) earthing tests; and

                      e) wire counts.

8.2.5.8 The earthing tests shall be performed to ensure that the equipment meets the requirement of earthing policy.

8.2.5.9 The Contractor shall develop an Installation Test schedule and submit this to the Engineer for review at least 180 days before the commencement of the Installation Tests.

8.2.5.10 The Installation Test schedule shall include step-by-step test instructions, a list of test instruments, reference documents, relevant reviewed design documentation and test record forms.

8.2.6      Partial Acceptance Tests (PAT)

8.2.6.1 The PAT shall conform to the requirements as described in Chapter 9 of the General Specification.

8.2.6.2    The PAT shall be performed on Site.

8.2.6.3 The PAT shall be to verify that the system in the sections (e.g. stations, depot, headquarters) will operate normally and properly and in full compliance with all functional and performance requirements as set out in the PS. On completion of the test, the section will be ready for use in System Acceptance Tests (SAT).

8.2.6.4    The PAT shall include, but not be limited to:

                      a) Standalone equipment tests;

                      b) Sub-system tests.

8.2.6.5 Installation work shall be completed and inspection records shall be submitted to the Engineer for review before the commencement of each PAT.

                                                                         [STAMP]

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                                                                    12 July 2001

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                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0: (23 February 2001)                             Particular Specification

8.2.6.6 The PAT Plan shall be submitted for the Engineer's review at least 180 days before the commencement of each PAT.

8.2.6.7 The Contractor shall develop the test procedures and submit these to the Engineer for review at least 180 days before the commencement of the test.

8.2.7      System Acceptance Tests (SAT)

8.2.7.1 The SAT shall conform to the requirements as described in the Chapter 9 of the General Specification.

8.2.7.2    The SAT shall include, but not be limited to, the following tests on
           Site:

               a)   load tests;

               b)   system integration tests.

8.2.7.3 All SAT shall be completed and test records submitted to the Engineer for review.

8.2.7.4 Facilities for the maintenance of the Signalling System and all equipment shall be in place.

8.2.7.5 The SAT Plan shall be submitted to the Engineer for review at least 180 days before the commencement of the SAT.

8.2.7.6 The Contractor shall conduct all tests and record the data. The Contractor shall restore the Signalling System and all equipment to full operational use following the SAT.

8.2.7.7 During the SAT, all systems with external interfaces to the Signalling System and all equipment shall be tested.

8.2.8      Tests on Completion (TOC)

8.2.8.1 The TOC shall conform to the requirements as described in Chapter 9 of the General Specification.

8.2.8.2    The TOC shall include the load tests on Site.

8.2.8.3 The TOC shall constitute the necessary tests to demonstrate that the Signalling System and all equipment meet the established performance, reliability and availability criteria in every respect in accordance with the requirements of this PS.

8.2.8.4 The plan and methodology for each test shall be developed by the Contractor and reviewed by the Engineer not less than 180 days before the start of the test. All tests, including failures occurring during Tests on Completion, shall be recorded in a test log.

8.2.8.5 The Contractor shall co-ordinate with the Engineer and with all Project Contractors to ensure that all the interface test activities are completed in accordance with the program included in the reviewed Tests on Completion Plan.

8.2.8.6 The Contractor shall maintain and analyse test logs on a daily basis, and summarise them on a weekly basis, to provide the following information:

           a)  total accumulated operating time per equipment type;


                                                                         [STAMP]

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                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : 0 : (23 February 2001)                            Particular Specification


           b) total accumulated failures of the Signalling System per equipment type with details of each failure;

           c) total accumulated repair and restore time for the failures of the Signalling System.

8.2.9      Pre-Revenue Operation

8.2.9.1 The Contractor shall comply with the requirements of Pre-Revenue Operation which forms part of the Completion Tests as stipulated in Chapter 9 of the General Specification.

8.3        Acceptance Test for Reuse Equipment

8.3.1 The Contractor shall perform acceptance tests on the Reuse Equipment he intends to reuse in the Works.

8.3.2 The acceptance tests shall be performed in two main parts, namely, an existing signalling system survey and a pre-implementation survey.

8.3.3 The survey of the items of Reuse Equipment shall be performed within six months of the date of award of the Contract and shall include testing of all items to be reused.

8.3.4 The pre-use survey shall include the Reuse Equipment Test Procedure for those items of Reuse Equipment to be reused prior to incorporation of these items as part of the Contractor's Signalling Sub-system.

8.3.5 The pre-use survey shall be completed one month ahead of the commencement of the period representing the lead time for replacement of the item to be reused.

8.3.6 The Reuse Equipment Test Procedures and Acceptance Criteria are included in Appendix O of this Specification.

8.3.7 Where an item of Reuse Equipment is currently in operational use then the Engineer will retain control and responsibility of that item, although it shall be the Contractor's responsibility to provide an interface with that item and to ensure its correct operation within the new Signalling Sub-system.

8.3.8 Where an item of Reuse Equipment is currently installed but is not in operational use then the Engineer will retain control and responsibility of that item. However, it shall be the Contractor's responsibility to provide an interface with that item and to ensure its correct operation, within the new Signalling Sub-system.

8.3.9 Where an item of Reuse Equipment is not installed (i.e. in the Employer's stores), then following successful test and passing Acceptance Criteria, responsibility for that item shall be transferred to the Contractor.

8.3.10 For Reuse Equipment used by the Contractor in the Works, the responsibility will remain with the Employer in terms of maintenance and replacement.

8.3.11 Interfaces between Reuse Equipment and new Signalling Sub-system equipment shall be the responsibility of the Contractor.

                                                                         [STAMP]

                                  Page 8 - 10            Letter of Clarification
                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

CHAPTER 13

13.        TRAINING

13.1       General Requirements

13.1.1 This Chapter specifies the training to be provided by the Contractor to the Employer in the Operation, Maintenance and development of the Signalling System in accordance with the requirements stated in Chapter 10 of the GS.

13.1.2 The specific courses defined in this Chapter shall be the dedicated classroom or workshop courses and shall be separate from training given during commissioning.

13.1.3 In addition to the requirements of this Chapter the Contractor shall also provide training for the Corporation's staff during the testing and commissioning of the Signalling System.

13.2       Training Plan

13.2.1 A Training Plan shall be prepared in accordance with the requirements of paragraph 10.1.4 of the GS. The Training Plan shall be subject to review by the Engineer.

13.3       Training Programme

13.3.1     Class Size

13.3.1.1   Class sizes shall be restricted to a maximum of 8 (eight) attendees.

13.3.2     Training Instructor

13.3.2.1 The Contractor shall assign a training manager to be responsible for training and serve as the contact point for all matters related to training.

13.3.2.2 Training courses shall be conducted by skilled and competent instructors, possessing good communication skills and training techniques and are thoroughly familiar with the installation and operation of the Signalling System.

13.3.2.3   All courses shall be conducted in English.

13.3.2.4   All training shall be conducted in Hong Kong.

13.3.3     Training Materials

13.3.3.1 The Contractor shall submit a list of all materials for the review by the Engineer at least two months before the commencement of the training course.

13.3.3.2 The Contractor shall provide materials to support each training course in the training programme, including instructor guides, training manuals, training aids, and student workbooks.


                                                                         [STAMP]
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                                  Page 13 - 1            Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

13.3.3.3 All training materials shall be accurate and match with the actual Signalling System design and become the property of the Employer.

13.3.3.4 The instructor guide and student workbooks shall be submitted as camera ready copy in a form that allows easy reproduction.

13.3.3.5 All view graphs used in training along with copies of slides and other audio-visual materials shall be provided to allow reproduction as necessary.

13.3.3.6 A complete set of training manual for each training course shall be provided to each attendee of the corresponding training course.

13.3.4     Training Course Content

13.3.4.1 The training courses shall cover sufficient detail to enable the Employer to conduct future training sessions. The Employer's Training Instructors (ETI) will attend each type of training courses together with the usual course attendees.

13.3.4.2 All training courses shall adopt a top down approach beginning with a general Signalling System overview. Indicating the major functions which the Signalling System performs and the major items of equipment, then progressing to equipment specific and group or function specific issues, and finally to a function by function description as necessary for the audience and training objective of the individual training course.

13.3.4.3 Training courses shall include demonstrations of the most commonly performed procedures applicable to the target audience. Where it is deemed necessary by the Engineer (as per his review of the Training
           Plan), demonstrations and class practical sessions shall be included as part of the training courses and these shall be separately scheduled from class time.

13.3.4.4 Where standard "commercial off-the-shelf" products are used and modified for the Employer's application of the Signalling System, the general descriptions of these products used in the training course shall be augmented with full details of the specific modifications for the Employer's applications.

13.3.4.5 Where hands-on group training sessions are required, a group shall consist of no more than 2 trainees. One set of equipment shall be provided for each group undergoing the session at any one time and no more than three groups shall be arranged to conduct hands-on training at the same time.

13.3.5     Training Course Programme

13.3.5.1 All training courses shall be completed according to the Training Plan stipulated in Chapter 3 of the GS.

13.3.5.2 The programme for the training courses shall be subject to agreement with the Engineer and shall be arranged to suit the availability of the participants.

13.3.6     Course Evaluation

13.3.6.1 After each course has been completed, the instructor shall conduct a course assessment to obtain feedback from participants on their knowledge obtained from reaction to the training against the intended course objectives via a post course evaluation.

13.3.6.2 The Contractor shall submit the course evaluation criteria in the Training Plan to the Engineer for review. The plan shall identify the criteria for course success, course

                                                                         [STAMP]
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                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

          failure, leading to re-designing the course, and the trainee failure score for re-attending the course.

13.3.7    First Training Courses

13.3.7.1 When a course has more than one training session to be provided, the first training session shall be regarded as a "pilot" session and a review of course effectiveness (as determined by the results of post testing) shall be conducted with the Engineer. Subsequent courses shall be based on the agreed results of the review.

13.3.8    Instructor Training

13.3.8.1 The Contractor shall provide one training course for the Employer's training staff. This training course shall provide the Employer's Training Instructors (ETI) with the knowledge necessary for them to operate the training system provided under the Contract and to present all the training courses described below:

                 a) Design Staff Training;

                 b) Operating Staff Training;

                 c) Maintenance Staff Training; and

                 d) Operations and Maintenance Management Staff Appreciation
                    Course.

13.3.8.2 It shall be assumed that the existing skill level of the training staff enables them to prepare training course plans and training material (with the technical content supplied by external experts) and to present technical training courses relating to computer control systems.

13.3.9    Design Staff Training

13.3.9.1 The Contractor shall provide one training course to the Employer's design staff.

13.3.9.2 This training course shall allow the Employer's design staff to understand the details of the Signalling System design, oversee the testing and commissioning of the Signalling System and to provide design support to the Employer (by way of software modifications and database parameterisation) after substantial completion of the Works.

13.3.9.3  The course shall include the following:

                 a) Signalling System functional concepts;

                 b) data preparation;

                 c) Signalling System design and modification including
                    use of the system management and the ability to rebuild system software, where required, using Computer Aided Software Engineering (CASE) tools; and

                 d) drawing and other documentation necessary to completely describe and define the operation of the Signalling System.

13.3.9.4  Hands-on training shall be provided.

13.3.9.5 The desired skill level shall be that course attendees are able to correctly perform at least 10 (ten) design and data configuration
          alterations for a typical demonstration site.                  [STAMP]

13.3.10   Operating Staff Training                                       [STAMP]

                             Page 13 - 3                 Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

CHAPTER 15

15.       PROGRAMME REQUIREMENTS

15.1      General

15.1.1 In addition to the requirements specified in the General Specification, the Contractor shall programme the Works in accordance with the following:

             Refer to Appendices J and K of this Particular Specification where the following dates are included:

                 a) Schedule of Key Dates; and

                 b) Schedule of Access Dates and Vacation Dates.

             In the Form of Tender:

             Appendix 2 -   Schedule of Milestones

15.1.2 The Contractor shall substantially complete the Works and achieve the Stages by the respective Key Dates specified in Appendix K, or such other dates as determined under the Contract.

15.1.3 The Contractor's attention is drawn to the multi-contract and multi-discipline nature of the Project. Failure to substantially complete the Works or achieve any Stage by the relevant Key Date shall attract liquidated damages pursuant to Clause 48 of the General Conditions.

15.2      Design

15.2.1 The Contractor shall carry out its design to achieve the dates specified in the Schedule of Key Dates, the Schedule of Milestones, or such other dates as determined under the Contract.

15.2.2 To ensure proper co-ordination of design efforts, the Contractor's attention is drawn to the tender and award programme for Project Contractors.

15.2.3 For software production, the Works Programme shall show clearly, on the PERT chart, the activities for any software module production. The design, coding and testing activities for each software module design shall be identified. The dependencies between tasks and the critical path for software production shall also be identified. Finally, the PERT shall identify the latest dates for supply to the Contractor of data and interface details.

15.2.4 A software review programme shall be defined as part of the software programme. In establishing the software review programme, the Contractor shall propose to the Engineer which activities shall be attended by the Engineer or the Engineer's Representative. All of the Contractor's review activities shall be conducted to procedures.
                                                                         [STAMP]

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                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] (23 February 2001)                            Particular Specification

15.3         Procurement, Manufacturing and Delivery

15.3.1 The Contractor shall carry out its procurement, manufacturing and delivery to achieve the dates specified in the Schedule of Key Dates and the Schedule of Access Dates and Vacation Dates.

15.4         Installation, Testing & Commissioning

15.4.1 The Contractor shall carry out his installation, testing and commissioning to achieve the dates specified in the Schedule of Key Dates and the Schedule of Access Dates and Vacation Dates or such other dates as determined under the Contract.

15.4.2 The Contractor shall monitor the Installation Programme on a continuous basis and shall submit a monthly report to the Engineer giving the latest status of progress. Notwithstanding this requirement any change that could adversely affect the Installation Programme shall be advised immediately to the Engineer.

15.4.3 The Contractor shall provide resources for multiple shifts including the night shift and multiple teams where necessary for the on time completion of the Works.

15.5         Contractor's Accommodation

15.5.1       General

15.5.1.1 In addition to the general provisions stated in the General Specification, the Contractor will be provided with the site areas and accommodation described below for the Phase 1 works only. This section shall be read conjunction with the drawings provided at Appendix L to the Particular Specification.

15.5.1.2 The Contractor shall arrange his own accommodation and storage facilities, including the provision of services and security, for the Phase 2 works.

15.5.1.3 The Contractor shall be responsible for the provision of storage facilities for equipment delivered prior to installation and DLP spares.

15.5.2       Worksite S2

15.5.2.1 The Contractor will be provided with office area of approximately 40m/2/ within the Site, to be constructed by the Project Contractor for Contract CC-230.

15.5.2.2 The accommodation will be provided within the building envelope but will not be fitted out with office equipment other than standard ceiling lighting, air conditioning, power points (8 No.) and telephone connection points (4 No.).

15.5.2.3 The Contractor shall fit out the offices to suit his requirements and will pay all charges arising from his use of the telephone lines.

15.5.2.4 The Contractor will be permitted to share toilets, washrooms, water coolers, kitchen and messing facilities as may be available within the site offices constructed on worksite S2.

                                                                         [STAMP]

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                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] (23 February 2001)                            Particular Specification

15.5.3       Worksite WS16B

15.5.3.1 The Contractor will be provided with an area of approximately 400m/2/, and vehicular access thereto, within worksite WS16B. This worksite shall be formed of a compacted hard core ground surface and shall be for the use of the Contractor for storage of materials and plant, site accommodation and the like.

15.5.3.2 The Contractor shall arrange the connection for telephone, water, and sewerage to suit his specific requirements within this works area.

15.5.3.3 The Project Contractor for Contract CC-230 will provide an overall security system for access to and within worksite WS16B.

15.5.3.4 The Project Contractor of Contract CC-230 will supply temporary power of 3-phase 380V, rated at 32A.

15.6         Site Availability

15.6.1 Further to ROS GS Chapters 14 and 16, the Contractor shall take note of the conditions contained in the Short Term Tenancy Agreements which are included in the list of associated documents listed in Appendix H. The Contractor shall comply with such conditions and shall not place the Employer in breach of the same. Every obligation, liability and duty undertaken or assumed by the Employer to third parties pursuant to the Short Term Tenancies (except any obligation to pay rent, fees or premium for the rights granted thereunder) shall be undertaken and assumed by the Contractor to the Employer. The Contractor shall also take note of the Short Term Tenancy conditions of adjacent West Rail contracts which form some areas of the Site and shall comply with the same and not place the Employer in breach thereof. These are available for inspection.

                                                                         [STAMP]

                                  Page 15 - 3            Letter of Clarification
                                                                    12 July 2001

                                                                         [STAMP]

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

3.4.1      Digital Distribution Frame (DDF)

3.4.1.1 The Contractor shall provide a digital distribution frame at S&C Equipment Room of all WR/LR Interchange stations and a digital distribution frame at each Stop based equipment cabinet.

3.4.1.2 DDF shall be provided with digital distribution panels equipped with the electrical female sockets for data cables' terminations. At least 20 spare sockets shall be provided at each DDF.

3.4.1.3    All spare electrical sockets shall be protected with PVC jackets.

3.4.1.4 All external data cable shall be first terminated at MDF. An internal data cable shall be used to interconnect the MDF and DDF/DDP for providing circuit continuity.

3.4.1.5 Female type electrical sockets shall be provided at the DDP for termination of all the incoming/outgoing data cable to and from the communication equipment or for termination of data cable from other Project Contractors.

3.4.1.6 All data circuits required by other Project Contractors or the contractor shall be connected and interfaced at DDP.

3.4.1.7 ISO/IES 11801, Category 5, RJ-45 Patch Panels and Patch Cords shall be provided in all wiring closets for interconnection of LAN hubs to LAN outlets.

3.4.2      Connectors

3.4.2.1 Different female data sockets shall be provided at Digital Distribution Point (DDP) for the corresponding bit-rates and requirements as below:-

           a) ITU-T Recommendation V.11 (EIA-RS.422 and RS.485) interface shall be provided for 0-l9.2Kbps synchronous data.

           b) ITU-T Recommendation V.11 (EIA-RS.422 and RS.485) interface shall be provided for 0-l9.2Kbps asynchronous data.

           c) ITU-T Rec. G.703 unbalance interface shall be provided for 64Kbps synchronous data.

           d) ISO/IEC 11801, Category 5, RJ-45 connectors shall be provided for all LAN connections

3.4.2.2 ITU-T Rec. G.703 unbalance interface shall be provided for 2.048Mbps synchronous data.
                                                                         [STAMP]
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                                  Page M - 14            Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

APPENDIX N : LIST OF STOPS

-----------------------------------------------------------------------
                                                     Number of Platform
Location Stop No             Stop Name              -------------------
                                                    40m    60m   80m
-----------------------------------------------------------------------
 Phase 1  S490   Chestwood                           2
-----------------------------------------------------------------------
 Phase 1  S500   Tin Shui Wai Terminus               6
-----------------------------------------------------------------------
 Phase 1  S430   Tin Shui Wai Interchange                         3
-----------------------------------------------------------------------
 Phase 1  S435   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S450   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S455   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S468   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S480   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S510   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S520   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S530   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S540   New Stop                            2
-----------------------------------------------------------------------
 Phase 1  S550   Tin Shui Wai Reserve Zone Terminus  5
-----------------------------------------------------------------------
 Phase 2  S001   Ferry Pier Terminus                 7
-----------------------------------------------------------------------
 Phase 2  S010   Melody Garden                       2
-----------------------------------------------------------------------
 Phase 2  S015   Butterfly                           2
-----------------------------------------------------------------------
 Phase 2  S020   LRT Depot                           2
-----------------------------------------------------------------------
 Phase 2  S030   San Shek Wan                        2
-----------------------------------------------------------------------
 Phase 2  S040   Tsing Shan Tsuen                    2
-----------------------------------------------------------------------
 Phase 2  S050   Technical Institute                 2
-----------------------------------------------------------------------
 Phase 2  S060   Kin On                              2
-----------------------------------------------------------------------
 Phase 2  S070   Ho Tin                              2
-----------------------------------------------------------------------
 Phase 2  S075   Choy Yee Bridge                     2
-----------------------------------------------------------------------
 Phase 2  S080   Affluence                           2
-----------------------------------------------------------------------
 Phase 2  S090   Tuen Mun Hospital                   2
-----------------------------------------------------------------------
 Phase 2  S100   Siu Hong                            5            1     [STAMP]
-----------------------------------------------------------------------
 Phase 2  S110   Kei Lun                             2                  [STAMP]
-----------------------------------------------------------------------
 Phase 2  S120   Ching Chung                         2
-----------------------------------------------------------------------
 Phase 2  S130   Kin Sang                            2
-----------------------------------------------------------------------

                              Page N - 1                 Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

----------------------------------------------------------------------
                                                    Number of Platform
                                                    ------------------
Location Stop No           Stop Name
                                                      40m   60m  80m
----------------------------------------------------------------------
 Phase 2  S140   Tin King                              3
----------------------------------------------------------------------
 Phase 2  S150   Leung King                            2
----------------------------------------------------------------------
 Phase 2  S160   San Wai                               2
----------------------------------------------------------------------
 Phase 2  S170   Shek Pai                              2
----------------------------------------------------------------------
 Phase 2  S180   Shan King (North)                     1
----------------------------------------------------------------------
 Phase 2  S190   Shan King (South)                     1
----------------------------------------------------------------------
 Phase 2  S200   Ming Kum                              2
----------------------------------------------------------------------
 Phase 2  S212   Tai Hing (North)                      3
----------------------------------------------------------------------
 Phase 2  S220   Tai Hing (South)                      2
----------------------------------------------------------------------
 Phase 2  S230   Ngan Wai                              2
----------------------------------------------------------------------
 Phase 2  S240   Siu Hei                               2
----------------------------------------------------------------------
 Phase 2  S250   Tuen Mun Swimming Pool                2
----------------------------------------------------------------------
 Phase 2  S260   Goodview Garden                       2
----------------------------------------------------------------------
 Phase 2  S265   Siu Lun                               2
----------------------------------------------------------------------
 Phase 2  S270   On Ting                               1     1
----------------------------------------------------------------------
 Phase 2  S275   Yau Oi                                1
----------------------------------------------------------------------
 Phase 2  S280   Town Centre                           4
----------------------------------------------------------------------
 Phase 2  S290   San Fat                                          2
----------------------------------------------------------------------
 Phase 2  S300   Pui To                                2
----------------------------------------------------------------------
 Phase 2  S310   Hoh Fuk Tong                          2
----------------------------------------------------------------------
 Phase 2  S320   San Hui                               2
----------------------------------------------------------------------
 Phase 2  S330   Prime View                            2
----------------------------------------------------------------------
 Phase 2  S340   Fung Tei                              2
----------------------------------------------------------------------
 Phase 2  S350   Lam Tei                               2
----------------------------------------------------------------------
 Phase 2  S360   Nai Wai                               2
----------------------------------------------------------------------
 Phase 2  S370   Chung Uk Tsuen                        2
----------------------------------------------------------------------
 Phase 2  S380   Hung Shui Kiu                         2                [STAMP]
----------------------------------------------------------------------
 Phase 2  S385   Hung Tin Road                         1
----------------------------------------------------------------------
 Phase 2  S390   Tong Fong                             2
----------------------------------------------------------------------
 Phase 2  S400   Ping Shan                             2
---------------------------------------------------------------------- [STAMP]

                                Page N - 2               Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification

------------------------------------------------------------------------
                                                     Number of Platform
                                                     -------------------
Location   Stop No      Stop Name
                                                      40m  60m  80m
------------------------------------------------------------------------
 Phase 2    S425   Hang Mei Tsuen                       2
------------------------------------------------------------------------
 Phase 2    S445   Tin Yiu                              2
------------------------------------------------------------------------
 Phase 2    S448   Locwood                              2
------------------------------------------------------------------------
 Phase 2    S460   Tin Shui                             2
------------------------------------------------------------------------
 Phase 2    S560   Shui Pin Wai                         2
------------------------------------------------------------------------
 Phase 2    S570   Fung Nin Road                             2
------------------------------------------------------------------------
 Phase 2    S580   Hong Lok Road                        2
------------------------------------------------------------------------
 Phase 2    S590   Tai Tong Road                        1    1
------------------------------------------------------------------------
 Phase 2    S600   Yuen Long Terminus                   5
------------------------------------------------------------------------
 Phase 2    S920   Sam Shing Terminus                   3
========================================================================
                         Total Number of Platforms    149   4     6
------------------------------------------------------------------------

                                                                         [STAMP]

                                                                         [STAMP]

                      Page N - 3                         Letter of Clarification
                                                                    12 July 2001

                                                            Contract No. DB-2040
                                                           Light Rail Signalling
Rev : [0] : (23 February 2001)                          Particular Specification







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                                                                         [STAMP]
                                                                         [STAMP]


                                  Page N - 4             Letter of Clarification
                                                                   12  July 2001

                              CONTRACT NO. DB-2040

                              LIGHT RAIL SIGNALLING

                             LETTER OF CLARIFICATION

                                ATTACHMENT NO. 4

                                                                         [STAMP]

                                                                         [STAMP]

SIEMENS

DB-2040 Project organisation and main tasks (Design Period)

====================================================================================================================================
                                                       ----------------------
                                                          Project Director
                                                         Stephen J.F. Wyatt
                                                       ----------------------

                                                       ----------------------
                                                           Project Manager
                                                           Steffen Roehner
                                                       ----------------------
      ------------------------------------------------------------------------------------------------------
------------------      ----------------------                              --------------------    -----------------
  Commercial PM           DTL 1* & Design         --------------------        Quality Manager          PM Hong Kong
  Nicolas Helary              Manager               Systems Engineer          H.G Schmidt             Howard Trieu
                          Thomas Lecher               Mark Warwick          --------------------    -----------------
------------------      ----------------------    --------------------

                        ----------------------    -----------------------   --------------------        -------------------------
                          DTL 2* & Interface        Design Co-ordination     System Assurance &            Installation Manager
                                Manager                  Manager                  Safety                      Franz Liechti
                           Ulrich Dotzler           Hansueli Gamper              Dr. GroB               -------------------------
                        ----------------------    -----------------------   --------------------        ----------------------------
                                                  -----------------------                                Site Co-ordination Manager
                                                     System Simulation                                   Raymond C.H. Wong
                                                          Manager                                       ----------------------------
                                                    Dr. York Schmidtke                                  ----------------------------
                                                  -----------------------                                  Testing & Comm. Manager
                                                                                                                Peter Schmidt
                                                                                                        ----------------------------
                                                                                                        ----------------------------
                                                                                                             Project Engineers
                                                                                                                Hong Kong
                                                                                                        ----------------------------
                                                                                                        ----------------------------
   * Please refer                                                                                              Subcontractors
     to next page                                                                                                 Hong Kong
                                                                                                        ----------------------------
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] Light Rail DB-2040              Copyright (C) Siemens AG 2001, All Rights
  KCR                                   Reserved.
[LOGO]                                                       TS RA RW WD 06/2001

[STAMP]

[STAMP]

                                                                         Slide 1

SIEMENS

DB-2040 Project organisation Design Team I & II

               ------------------------                -------------------
                DTL 1 & Design Manager                  DTL 2 & Interface
                  Thomas Lecher                            Manager
                                                        Ulrich Dotzler
               ------------------------                -------------------

                      --------------------                 ---------------------
                        Design SIMATIC                      Design AVLS & IBIS
                          Wolfgang                             Marcel Zaugg
                        Heinzelmann
                      --------------------                 ---------------------

                      --------------------                 --------------------
                         Design IMU                         Installation AVLS &
                        Adam Malyska                            PACOS
                      --------------------                     Leo Schroeder
                                                           ---------------------

                      --------------------                 ---------------------
                       Project Logistics                      Design PACOS &
                        Ulrich Kriehl                           Maintenance
                      --------------------                    Markus Portner
                                                           ---------------------
                      --------------------
                        Configuration IMU
                       Friedel Konopatzki
                      --------------------

[LOGO]  Light Rail DB-2040             Copyright (C) Siemens AG 2001. All Rights
KCR                                     Reserved.
[LOGO]                                                       TS RA RW WD 06/2001

[STAMP]

[STAMP]

                                                                         Slide 2

  SIEMENS

DB-2040 Project organisation and main tasks (Installation Period)
================================================================================

                                        -------------------
                                         Project Director
                                        Stephen J. F. Wyatt
                                        -------------------

                                        -------------------
                                          Project Manager
                                          Steffen Roehner
                                        -------------------

         --------------------------------------------------------------------------------
-----------------                     ------------------   ---------------------  ---------------
  Commercial PM   -------------------  Design/Technical     Construction Safety     PM Hong Kong
 Nicolas Helary     Quality Manager    Support (Europe)          Manager            Howard Trieu
-----------------    H. G Schmidt     ------------------   ---------------------  ---------------
                  -------------------
                  -------------------
                   System Assurance &         -------------------------------------------------
                         Safety
                        Dr. GroB      --------------------  -------------------------  -----------------------
                  ------------------- Installation Manager  Site Co-ordinator Manager  Testing & Comm. Manager
                                          Franz Liechti        Raymond C. H. Wong         Peter Schmidt
                                      --------------------  -------------------------  -----------------------

                                      ----------------------
                                      Project Engineers/Site                           -----------------------
                                           Supervisors                                    Commissioning Team
                                      ----------------------                           -----------------------

                                      ----------------------
                                           Subcontactors
                                             Hong Kong
                                      ----------------------

--------------------------------------------------------------------------------------------------------------

 [LOGO]    Light Rail DB-2040          Copyright (C) Siemens AG 2001. All rights
  KCR                                  Reserved.
 [LOGO]
                                                     TS RA RW WD 06/2001
[STAMP]

[STAMP]

                                                                       Slide 3